Exhibit 10.1

SUBLEASE

This Sublease (the “Sublease”) is made as of the 9th day of November, 2006, by and between Nuance Communications, Inc., a Delaware corporation (“Landlord”), and SupportSoft, Inc., a Delaware corporation (“Subtenant”).

W I T N E S S E T H:

WHEREAS, by Lease dated as of May 5, 2000, by and between Pacific Shores Development, LLC, a Delaware limited liability company (“Overlandlord”), as lessor thereunder, and Landlord, as lessee thereunder (the “Overlease”) (a redacted copy of which Overlease is attached as Exhibit A hereto), Overlandlord leased to Landlord certain space (the “Premises”) consisting of the four-story building (the “Building”) containing approximately 140,941 rentable square feet located at 1900 Seaport Boulevard, Redwood City, California (described in the Overlease as Building 3 – Pacific Shores Center, Redwood City, California), and its appurtenances, all as more particularly described in the Overlease; and

WHEREAS, Subtenant desires to sublease from Landlord and Landlord desires to sublease to Subtenant, a portion of the Premises consisting of the third (3rd) floor of the Building and containing approximately 37,449 rentable square feet (hereinafter referred to as the “Subleased Premises”), a plan of which Subleased Premises is attached hereto as Exhibit B.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  DEMISE OF SUBLEASED PREMISES.

(a)  Landlord hereby demises and subleases to Subtenant, and Subtenant hereby hires and takes from Landlord, exclusive possession of the Subleased Premises for the term and upon the conditions hereinafter set forth.

(b)  Subtenant shall have, as appurtenant to the Subleased Premises, the non-exclusive right to use, in common with others, (i) the Building Common Area (as defined below) and (ii) the “Project Common Area” (the latter term shall refer to the “Common Area” defined in Section 2.02 of the Overlease).  “Building Common Area” shall mean the areas of the Building devoted to non-exclusive uses (such as the main lobby of the Building, fire vestibules, restrooms, mechanical areas, tenant and ground floor corridors, elevator foyers, electrical and janitorial closets, telephone and equipment rooms and other similar facilities maintained for the benefit of tenants and invitees) and necessary for the reasonable use and enjoyment of the Subleased Premises.  A plan of first floor delineating the approximate location of the public lobby therein is attached hereto as Exhibit C to this Sublease.  Landlord shall, at Landlord’s cost and expense, maintain the Building Common Areas in a similar condition and manner as of the date hereof.

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2.  TERM.

(a)  Subject to the provisions of Section 11 herein, the term of this Sublease (the “Term”) shall commence the date (the “Commencement Date”) that is the latest to occur of (i) January 1, 2007 and (ii) the date on which Landlord delivers possession of the Subleased Premises to Subtenant in the condition required under this Sublease, including, without limitation, the Landlord’s Work Substantially Completed (as such terms are defined in Section 20 below).

(b)  The Term shall end on July 31, 2012 (the “Expiration Date”) or shall end on such earlier date upon which such term may be terminated pursuant to the provisions hereof or pursuant to law.

(c)  Provided there is no then uncured default hereunder, Subtenant shall have access to the Subleased Premises prior to the Commencement Date beginning on the date (the “Early Access Date”) that the Conditions Precedent (as defined in Section 10 below) are satisfied for the purpose of constructing any Alterations (as defined in Section 6.03 of the Overlease) as may be approved in accordance with the terms of the Overlease and this Sublease and to operate  Subtenant’s business, provided that such early access shall be subject to all of the terms and conditions of this Sublease and the Overlease, other than the payment of Fixed Rent (as defined in Section 4(a) below) and Direct Expenses (as defined in Section 4(b) below).  Landlord shall use commercially reasonable efforts to cause the Early Access Date to occur on or before November 1, 2006.  Subtenant’s early access shall be subject to reasonable scheduling and other requirements of Landlord and Landlord’s contractors, and Subtenant shall deliver to Landlord certificates of liability, casualty and workmen’s compensation insurance (all in accordance with the terms and provisions of the Overlease) prior to having any such early access.  Subtenant’s early access is also conditioned upon Subtenant and Subtenant’s Contractors working in harmony and not interfering with or delaying Landlord’s or Landlord’s contractors’ work in the Building, whether for Landlord or any other tenant, subtenant or occupant of the Building; and if at any time Subtenant’s early access shall in the reasonable judgment of Landlord cause or threaten to cause such disharmony, interference or delay, Landlord shall have the right to deliver written notice to Subtenant temporarily suspending Subtenant’s right to such early access until such disharmony, interference or delay can be reasonably avoided.

(d)  Notwithstanding anything to the contrary in this Sublease: (i) if the Early Access Date has not occurred for any reason whatsoever on or before December 31, 2006, then Subtenant may terminate this Sublease by written notice to Landlord, and, so long as Subtenant is not in default hereunder and further provided that Subtenant surrenders the Subleased Premises as and in the condition required hereunder (including, without limitation, the removal of any improvements constructed or partially constructed by Subtenant) the Security Deposit and any advance payments of Fixed Rent previously paid by Subtenant to Landlord shall be returned immediately to Subtenant, and (ii) if the Commencement Date has not occurred for any reason whatsoever on or before April 1, 2007, then Subtenant may terminate this Sublease by written notice to Landlord, and, so long as Subtenant is not in default hereunder and further provided that Subtenant surrenders the Subleased Premises as and in the condition required hereunder (including, without limitation, the removal of any improvements constructed or partially

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constructed by Subtenant) the Security Deposit and any advance payments of Fixed Rent previously paid by Subtenant to Landlord shall be returned immediately to Subtenant; provided, however, that the failure of the Landlord to have completed, as of April 1, 2007, certain aspects of the Landlord’s Work that do not materially interfere or materially impair Subtenant’s use of the Subleased Premises for Subtenant’s business shall not give Subtenant the right to terminate this Sublease as otherwise set forth in subsection (ii) above.  Landlord shall diligently complete those aspects of the Landlord’s Work set forth in the foregoing proviso.  From and after the Commencement Date, Subtenant shall have access to the Premises twenty-four (24) hours a day, seven (7) days a week.

3.  SUBORDINATION TO AND INCORPORATION OF THE OVERLEASE.

(a)  This Sublease is in all respects subject and subordinate to the terms and conditions of the Overlease and to the matters to which the Overlease, including any amendments thereto entered into with the consent of Subtenant (which consent shall not be unreasonably withheld, delayed or conditioned), is or shall be subordinate.  Subtenant agrees that Subtenant has reviewed and is familiar with the Overlease, and will not do or suffer or permit anything to be done which would result in a default or breach (whether or not subject to notice or grace periods) on the part of Landlord under the Overlease or cause the Overlease to be terminated.  If, however, the Overlease is terminated prior to its scheduled expiration, this Sublease shall likewise terminate.  Notwithstanding anything to the contrary in this Sublease, Subtenant shall not be bound by, and this Sublease shall not be subject and subordinate to any portion of the Overlease that has been redacted.

(b)  Except as otherwise expressly provided in this Sublease, the terms, covenants, conditions, rights, obligations, remedies and agreements of the Overlease are incorporated into this Sublease by reference and made a part hereof as if fully set forth herein and shall constitute the terms of this Sublease, mutatis mutandis, Landlord being substituted for “Lessor” thereunder, Subtenant being substituted for “Lessee” thereunder, and “Subleased Premises” being substituted for “Premises” thereunder, except to the extent that such terms do not relate to the Subleased Premises or are inapplicable to, or specifically inconsistent with the terms of this Sublease.  For the purposes of incorporation by reference, the term “Commencement Date”, as used in the Overlease, shall mean the Commencement Date under this Sublease, the term “Lease Term”, as used in the Overlease, shall mean the Term under this Sublease, and the term “Expiration Date”, as used in the Overlease, shall mean the Expiration Date under this Sublease.  If there is any inconsistency between the provisions of this Sublease and the provisions of the Overlease, the provisions of this Sublease shall prevail as between Subtenant and Landlord.

(c)  The following provisions of the Overlease shall not be incorporated herein by reference and are expressly excluded from the terms of this Sublease: Articles I through III, and Sections 4.01 through 4.07 (provided that the provisions of Section 4.07 shall be the source for determining what costs may be passed through to Subtenant as Landlord’s Operating Expenses Payment, as such term is defined in Section 4.(b) of this Sublease), 5.02(a), 5.03 through 5.05, 6.01, 6.02, 6.05, 7.01, 7.03, Article VIII, Sections 9.01 (provided that the provisions of Section 9.01 shall be the source for determining what costs may be passed through to Subtenant as Landlord’s Real Property Tax Payment, as such term is defined in Section 4.(b) of this Sublease),

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9.02, 9.04, the first sentence of Section 10.01, Sections 11.06, 12.03 (but only the requirement to notify the holder of any first mortgage or deed of trust and the last two sentences of Section 12.03), 16.01, 17.08, 17.15, 17.19, 17.22(b), 17.22(g), 17.24 and Exhibits A through H and Exhibits J, K, L and M; provided; however, that notwithstanding such non-incorporation, this Sublease remains subject and subordinate to all of the foregoing provisions as provided in Section 3(a) above.

(d)  Subtenant shall have the right to use Subtenant’s Proportionate Share of licenses/memberships or usage rights to the Amenities/Athletic Facility, subject to the terms and conditions of the Overlease.

4.  RENT.

(a)  From and after the Commencement Date, Subtenant shall pay to Landlord annual fixed rent (the “Fixed Rent”) in the amounts set forth on Schedule 4 attached hereto.  Fixed Rent shall be payable in advance in the monthly installments forth on Schedule 4, pro-rated on a per diem basis in the case of any partial months during the Term.  Except as otherwise set forth herein, each monthly installment of Fixed Rent shall be payable on or before the first day of each month, without notice or demand and without abatement, set-off or deduction.

Throughout the term of this Sublease, so long as Subtenant is not then in monetary default under this Sublease (beyond any applicable notice and cure period), Subtenant shall be entitled to a credit in the amount of $13,414.57 per month to be applied against Fixed Rent otherwise due hereunder as set forth above.  Landlord acknowledges that Subtenant will, when entitle to the aforementioned credit, pay the Fixed Rent less the amount of the credit.

(b)  Commencing on the first anniversary of the Commencement Date, Subtenant agrees to pay to Landlord, as additional rent hereunder, an amount equal to “Subtenant’s Proportionate Share” of (i) the amount payable by Landlord pursuant to Section 4.05 of the Overlease (“Landlord’s Operating Expenses Payment”), but only to the extent that Landlord’s Operating Expense Payment for any calendar year during the Term exceeds Landlord’s Operating Expense Payment for calendar year 2007, and (ii) the amount payable by Landlord on account of real property tax (as defined in Section 9.01 of the Overlease) pursuant to Section 9.01 of the Overlease (“Landlord’s Real Property Tax Payment”), but only to the extent that Landlord’s Real Property Tax Payment for any fiscal year during the Term exceeds Landlord’s Real Property Tax Payment for fiscal year 2007, and (iii) all costs and expenses of every kind and nature paid or incurred by Landlord in the operation, maintenance, repair and replacement of the Building and the Building Common Area, including, without limitation, the utility costs described in Section 21 below (“Landlord’s Building Expenses”), but only to the extent Landlord’s Building Expenses for any calendar year during the Term exceed Landlord’s Building Expenses for calendar year 2007 (all such additional rent payable by Subtenant collectively referred to herein as “Direct Expenses”).  In the event the Building is not at least 95% occupied during calendar year 2007, then that portion of Landlord’s Building Expenses that vary based on occupancy shall be grossed up as if the Building were 95% occupied.  For purposes of this Sublease, “Subtenant’s Proportionate Share” shall be calculated by dividing the rentable square footage of the Subleased

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Premises subject to this Sublease (at the time in question) divided by the total rentable square footage of the Building.  Initially, the Subtenant’s Proportionate Share is twenty-seven percent (27%).

For purposes of this Sublease, there shall be excluded from Landlord’s Building Expenses the items described in Section 4.07(d) of the Overlease as if such provision was incorporated by reference herein, except (1) the term “Common Area” shall mean Building Common Area, (2) the term “Lessor” shall mean Landlord, (3) the term “Lessee” shall mean Subtenant, (4) the term “Operating Expenses” shall mean Landlord’s Building Expenses.  Further, Landlord’s Building Expenses shall not include (A) the cost of “Rent” payable by Landlord to Overlandlord under the Overlease since Landlord is recovering such costs from Subtenant through Fixed Rent, Direct Expenses, Subtenant Surcharges and other amounts payable under this Sublease, if any, (as it is the intent of the parties to avoid any “double charging” for such amounts), (B) the cost of damage or repairs attributable to condemnation, fire or other casualty to the extent of insurance proceeds actually received on account of such condemnation, fire or other casualty, and (C) capital expenditures except as provided in Section 6.05 of the Overlease as if such provision was incorporated by reference herein.

Subtenant shall pay Direct Expenses in monthly installments on the first day of each month in an amount set forth in a written estimate by Landlord.  Landlord shall deliver to Subtenant a written estimate of the payments for Direct Expenses for the upcoming calendar year promptly upon receipt of such similar statements from Overlandlord.  Promptly upon Landlord’s receipt of any year-end statement from Overlandlord, Landlord shall furnish to Subtenant a similar statement (“Landlord’s Statement”) of the actual amount of Direct Expenses for the year.  Within fifteen (15) days thereafter, Subtenant shall pay to Landlord, as Direct Expenses, or Landlord shall remit to Subtenant, as the case may be, the difference between the estimated amounts paid by Subtenant and the actual amount of Subtenant’s Proportionate Share of Direct Expenses for such period.

(c)  In addition to the Fixed Rent and Direct Expenses, Subtenant agrees to pay to Landlord all Subtenant Surcharges (as hereinafter defined) as additional rent hereunder as hereinafter provided.  As used herein, the term “Subtenant Surcharges” shall mean any and all amounts which become due and payable by Landlord to the Overlandlord under the Overlease (without additional charge or profit to Landlord) as “Additional Rent” (as such term is defined in the Overlease) which would not have become due and payable but for the acts and/or failures to act of Subtenant under this Sublease or which are otherwise attributable to the Subleased Premises, including, but not limited to: (i) any increases in the Overlandlord’s fire, rent or other insurance premiums resulting from any act or omission of Subtenant, and (ii) any additional rent or charges under the Overlease payable by Landlord on account of any other additional service as may be provided under the Overlease, or with the consent of the Overlandlord.  Subtenant shall pay any Subtenant Surcharge within fifteen (15) days after the presentation of the Overlandlord’s statements therefor by the Landlord to Subtenant.

(d)  Any failure or delay by Landlord in billing any sum set forth in this Section 4 shall not constitute a waiver of Subtenant’s obligation to pay the same in accordance with the terms of this Sublease.

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(e)  Landlord shall promptly furnish to Subtenant a copy of each notice or statement from the Overlandlord affecting the Subleased Premises with respect to Subtenant’s obligations hereunder, including, without limitation, notices of default against Landlord.  If Landlord, whether at its discretion or on behalf of Subtenant (pursuant to the prior written request of Subtenant under such rights as incorporated herein from Section 4.08 of the Overlease), disputes the correctness of any such notice or statement and if such dispute is resolved in Landlord’s favor, or if Landlord shall receive any refund of Direct Expenses or Subtenant Surcharges with or without a dispute, Landlord shall promptly pay to Subtenant any refund (after deducting from the amount of any such refund an equitable portion of all reasonable expenses, including court costs and reasonable attorneys’ fees, incurred by Landlord in resolving such dispute) received by Landlord in respect (but only to the extent) of any related payments of Direct Expenses, Subtenant Surcharges or other amounts made by Subtenant less any amounts theretofore received by Subtenant directly from the Overlandlord and relating to such refund; provided, however, that, if Landlord is required under the terms of the Overlease to pay such amounts pending the determination of any such dispute (by agreement or otherwise), Subtenant shall pay the full amount of the Fixed Rent, Direct Expenses and Subtenant Surcharges in accordance with this Sublease and the applicable Overlandlord’s statement or notice.  Landlord shall also remit to Subtenant, Subtenant’s Proportionate Share of any refunds, if any, paid by Overlandlord to Landlord pursuant to Section 4.07(b) of the Overlease to the extent that such refund is not otherwise exclusively attributable to rentable space (other than the Subleased Premises) in the Building.  The provisions of this Section 4(e) shall survive the expiration or sooner termination of this Sublease.

(f)  The Fixed Rent, Direct Expenses, Subtenant Surcharges and any other amounts payable pursuant to this Sublease shall be paid by Subtenant to Landlord at the address set forth for notices below, or at such other place as Landlord may hereafter designate from time to time in writing, in lawful money of the United States of America, by a good unendorsed check, subject to collection, as and when the same become due and payable, without demand therefor and without any deduction, set-off or abatement whatsoever.  Any other amounts of additional rents and other charges herein reserved and payable shall be paid by Subtenant in the manner and to the persons set forth in the statement from Landlord describing the amounts due as applicable.  All Subtenant Surcharges and all other costs, charges and expenses which Subtenant assumes, agrees or is obligated to pay to Landlord pursuant to this Sublease shall be additional rent and in the event of nonpayment thereof Landlord shall have all the rights and remedies with respect thereto as are herein provided for in case of nonpayment of the Fixed Rent reserved hereunder.

(g)  Subtenant shall, within two (2) business days after the satisfaction of the Conditions Precedent, pay to Landlord the sum of $61,483.43 to be applied to the first full monthly installment of Fixed Rent due hereunder.

5.  SECURITY DEPOSIT.

(a)  Within five (5) business days after the satisfaction of the Conditions Precedent, Subtenant shall deliver to Landlord a security deposit (the “Security Deposit”) in the amount of Four Hundred Thousand Dollars ($400,000) in the form of an unconditional, irrevocable standby

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letter of credit without documents, i.e., no obligation on Landlord’s part to present anything but a sight draft, with Landlord as beneficiary, drawable in whole or in part, providing for payment in Santa Clara County, California or San Francisco, California, on presentation of Landlord’s drafts on sight, providing for multiple draws and multiple successors and otherwise both from a bank and in a form acceptable to Landlord.  Landlord hereby approves of Silicon Valley Bank as the issuing bank.  The Security Deposit shall be held by Landlord as security for the faithful performance by Subtenant of all the terms, covenants, and conditions of this Sublease applicable to Subtenant.  If Subtenant defaults with respect to any provision of this Sublease, including but not limited to the provisions relating to the condition of the Subleased Premises upon the Expiration Date, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any amount which Landlord may spend by reason of Subtenant’s default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Subtenant’s default and Landlord may draw on all or any part of the Security Deposit and thereafter retain any unapplied portion as a cash Security Deposit.  If any portion of the Security Deposit is so used or applied, Subtenant shall, within ten days after written demand therefor, deposit cash or a replacement letter of credit (in form and substance subject to the same requirements as the original letter of credit) with Landlord in an amount sufficient to restore the Security Deposit to its original amount.  Subtenant’s failure to do so shall be a material default and breach of this Sublease by Subtenant.  The rights of Landlord pursuant to this Section are in addition to any rights which Landlord may have pursuant to Section 11 below.  If Subtenant fully and faithfully performs every provision of this Sublease to be performed by it, the Security Deposit or any balance thereof shall be returned (without interest) to Subtenant at Sublease termination and after Subtenant has vacated the Subleased Premises.  Failure of Subtenant to deliver a replacement letter of credit to Landlord at least forty-five (45) business days prior to the expiration date of any current letter of credit shall constitute a separate default entitling Landlord to draw down immediately and entirely on the current letter of credit and the proceeds shall constitute a cash Security Deposit.

(b)  If, as of February 1, 2009, Subtenant is not then currently in default under this Sublease, then the amount of the Security Deposit shall be reduced to Three Hundred Thousand Dollars ($300,000), and on or after such date Subtenant may tender to Landlord a replacement letter of credit (in form and substance subject to the same requirements as the original letter of credit) in such reduced amount (in which case Landlord shall promptly upon such receipt return the existing letter of credit) or a certificate of amendment to the existing letter of credit amending the amount of the original letter of credit to such reduced amount.

(c)  If the Security Deposit has been reduced as provided in subsection (b) above, and if, as of February 1, 2010, Subtenant is not then currently in default under this Sublease, then the amount of the Security Deposit shall be further reduced to Two Hundred Thousand Dollars ($200,000), and on or after such date Subtenant may tender to Landlord a replacement letter of credit (in form and substance subject to the same requirements as the original letter of credit) in such further reduced amount (in which case Landlord shall promptly upon such receipt return the existing letter of credit) or a certificate of amendment to the existing letter of credit amending the amount of the then-current letter of credit to such further reduced amount.

(d)  If the Security Deposit has been reduced as provided in subsection (c) above, and if, as of February 1, 2011, Subtenant is not then currently in default under this Sublease, then the

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amount of the Security Deposit shall be further reduced to One Hundred Thousand Dollars ($100,000), and on or after such date Subtenant may tender to Landlord a replacement letter of credit (in form and substance subject to the same requirements as the original letter of credit) in such further reduced amount (in which case Landlord shall promptly upon such receipt return the existing letter of credit)or a certificate of amendment to the existing letter of credit amending the amount of the then-current letter of credit to such further reduced amount.

6.  CONDITION OF SUBLEASED PREMISES.  Landlord represents and warrants that the Subleased Premises shall be delivered on the Early Access Date to the Subtenant in the Delivery Condition (defined below), broom clean and free of all tenancies.  Landlord shall deliver the Subleased Premises on the Early Access Date with all building systems and subsystems (including but not limited to the HVAC, electrical, plumbing, lighting, and ceiling), the roof, windows and structural elements of the building and the foundation in good working condition and repair (the “Delivery Condition”).  Subtenant’s acceptance of the Subleased Premises shall not be deemed a waiver of Subtenant’s right to have defects in the Landlord’s Work repaired at no cost to Subtenant.  For a period of ninety (90) days following the completion of the Landlord’s Work Tenant shall have the right to give notice to Landlord whenever any such defect becomes reasonably apparent, and Landlord shall repair such defect as soon as practicable and at Landlord’s sole cost and expense.  Subtenant represents and warrants that it has made a thorough examination of the Subleased Premises and it is familiar with the condition thereof.  Subtenant acknowledges that it enters into this Sublease without any representation or warranties by Landlord or anyone acting or purporting to act on behalf of Landlord, as to present or future condition of the Subleased Premises or the appurtenances thereto or any improvements therein or of the Building, except as otherwise expressly set forth herein.  Subject to the foregoing, it is further agreed that Subtenant does and will accept the Subleased Premises “as is” in its present condition and Landlord has no obligation to perform any work therein (except for Landlord’s Work as set forth in Section 20 below), or contribute to the cost of any work.

7.  FAILURE OF OVERLANDLORD TO PERFORM OBLIGATIONS.  Subtenant acknowledges and agrees that Landlord shall have no obligation to provide any services to the Subleased Premises or to perform the terms, covenants, conditions or obligations contained in the Overlease on the part of Overlandlord to be performed, except as otherwise set forth in this Sublease.  Subtenant agrees to look solely to Overlandlord for the furnishing of such services and the performance of such terms, covenants, conditions or obligations.  In the event that Overlandlord shall fail to furnish such services or to perform any of the terms, covenants, conditions or obligations contained in the Overlease on its part to be performed, Landlord shall be under no obligation or liability whatsoever to Subtenant for such failure (except to the extent such failure was caused by Landlord’s gross negligence), but Landlord shall, upon the request of Subtenant, use commercially reasonable efforts to compel Overlandlord’s performance and otherwise reasonably cooperate with Subtenant to enforce Overlandlord’s obligations.  In any event, Subtenant shall not be allowed any abatement or diminution of rent under this Sublease because of Overlandlord’s failure to perform any of its obligations under the Overlease unless abatement is available under the Overlease.

8.  CASUALTY AND CONDEMNATION.  Notwithstanding anything to the contrary contained in this Sublease or in the Overlease, Subtenant shall not have the right to terminate this

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Sublease as to all or any part of the Subleased Premises, or be entitled to an abatement of Fixed Rent, Direct Expenses or any other item of rental, by reason of a casualty or condemnation affecting the Subleased Premises unless Landlord is entitled to terminate the Overlease or is entitled to a corresponding abatement with respect to its corresponding obligation under the Overlease.  If Landlord is entitled to terminate the Overlease for all or any portion of the Subleased Premises by reason of casualty or condemnation, Subtenant may terminate this Sublease as to any corresponding part of the Subleased Premises by written notice to Landlord given at least five (5) business days prior to the date(s) Landlord is required to give notice to Overlandlord of such termination under the terms of the Overlease (provided Subtenant has received reasonable advance notice of such date(s)).

9.  CONSENTS. In all provisions of the Overlease requiring the approval or consent of the “Lessor,” Subtenant shall be required to obtain the approval or consent of both Overlandlord and Landlord (which consent of Landlord shall not be unreasonably withheld, delayed or conditioned so long as the consent of Overlandlord has been obtained).  In no event shall Landlord be liable for failure to give its consent or approval in any situation where consent or approval has been withheld or refused by Overlandlord, whether or not such withholding or refusal was proper.  Notwithstanding the foregoing, Landlord and Subtenant shall cooperate in good faith to obtain any such consent of Overlandlord and Landlord shall use commercially reasonable efforts to obtain Overlandlord’s consent.  Landlord agrees to use commercially reasonable efforts to minimize any costs incurred in providing consent to any request by Subtenant for consent, and, in that regard, Landlord agrees to rely on the review of any engineers, architects or other consultants that Overlandlord retains or utilizes in considering a request for consent to any alterations, additions or improvements Subtenant wishes to undertake.

10.  CONDITIONS PRECEDENT; CONSENT OF OVERLANDLORD TO THIS SUBLEASE.  Landlord and Subtenant agree that this Sublease is subject to the following conditions precedent (the “Conditions Precedent”): (i) the execution and delivery of this Sublease by Landlord and Subtenant and (ii) Landlord obtaining the written consent (the “Consent”) of Overlandlord as provided in the Overlease and otherwise in a form reasonably acceptable to Landlord and Subtenant.  It is expressly understood and agreed that notwithstanding anything to the contrary contained herein, the Term shall not commence, nor shall Subtenant take possession of the Subleased Premises or any part thereof, until the Consent has been obtained.  Subtenant hereby agrees that it shall reasonably cooperate in good faith with Landlord and shall comply with any reasonable requests made of Subtenant by Landlord or Overlandlord in the procurement of the Consent.  In no event shall Landlord or Subtenant be obligated to make any payment to Overlandlord in order to obtain the Consent or the consent to any provision hereof, except as expressly provided in Article XI of the Overlease.  Landlord shall be responsible for paying any costs associated with obtaining the Consent.  Notwithstanding anything to the contrary in this Sublease, if the Consent is not obtained within thirty (30) days after the date of this Sublease for any reason whatsoever, then each of Landlord and Subtenant shall have the right to terminate this Sublease effective upon written notice to the other whereupon Landlord shall immediately return to Subtenant the Security Deposit and any advance payment of Fixed Rent.

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11.  DEFAULTS.  Subtenant covenants and agrees that in the event that it shall default in the performance of any of the terms, covenants and conditions of this Sublease or of the Overlease, Landlord shall be entitled to exercise any and all of the rights and remedies to which it is entitled by law, including, without limitation, the remedy of summary proceeding, and also any and all of the rights and remedies specifically provided for in the Overlease, which are incorporated herein and made a part hereof, with the same force and effect as if herein specifically set forth in full, and that wherever in the Overlease rights and remedies are given to Overlandlord therein named, the same shall be deemed to refer to Landlord herein.

12.  NOTICE.  Whenever, by the terms of this Sublease, any notice, demand, request, approval, consent or other communication (each of which shall be referred to as a “notice”) shall or may be given either to Landlord or to Subtenant, such notice shall be in writing and shall be sent by hand delivery, reputable overnight courier, or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows (or to such other address or addresses as may from time to time hereafter be designated by Landlord or Subtenant, as the case may be, by like notice):

(a)	If intended for Landlord, to:	Nuance Communications, Inc.
One Wayside Road
Burlington, MA 01803
Attn: Director Global Ops/Real Estate

and

Nuance Communications, Inc.
One Wayside Road
Burlington, MA 01803
Attn: General Counsel

	with a copy to:	Langer & McLaughlin, LLP
137 Newbury Street, Suite 700
Boston, MA 02116
Attn: Doug McLaughlin, Esq.

(b)	If intended for Subtenant, to:	(prior to the Commencement Date)
SupportSoft, Inc.
575 Broadway
Redwood City, CA 94063
Attn: General Counsel

and

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SupportSoft, Inc.
575 Broadway
Redwood City, CA 94063
Attn:  CFO

(after the Commencement Date)
SupportSoft, Inc.
1900 Seaport Boulevard
Redwood City, CA 94063
Attn:  General Counsel

and

SupportSoft, Inc.
1900 Seaport Boulevard
Redwood City, CA 94063
Attn:  CFO

with a copy to:                                                                 Pillsbury Winthrop Shaw Pittman LLP
2475 Hanover Street
Palo Alto, CA 94304-1114
Attn:  James Masetti

All such notices shall be deemed to have been served on the date of actual receipt or rejection thereof (in the case of hand delivery), or one (1) business day after such notice shall have been deposited with a reputable overnight courier, or three (3) business days after such notice shall have been deposited in the United States mails within the continental United States (in the case of mailing by registered or certified mail as aforesaid).

13.  BROKER.  Each of Landlord and Subtenant represents and warrants to the other that it has not dealt, either directly or indirectly, with any broker in connection with this Sublease other than Newmark Knight Frank and Colliers International (collectively, the “Broker”) and Landlord shall be solely responsible for all fees of the Broker pursuant to a separate written agreement.  Each of Landlord and Subtenant shall indemnify the other from and against any and all loss, costs and expenses, including reasonable attorney’s fees, incurred as a result of a breach of such representation and warranty.

14.  COUNTERPARTS.  This Sublease may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.  QUIET ENJOYMENT.  Landlord agrees that, upon Subtenant’s paying the Fixed Rent, Direct Expenses, Subtenant Surcharges, additional rent and other charges herein reserved, and provided Subtenant is not in default hereunder (beyond any applicable notice and cure period), Subtenant shall and may peaceably hold and enjoy the Subleased Premises during the term of this Sublease, without interruption or disturbance from Landlord or persons claiming through or under Landlord, subject, however, to the terms of this Sublease and to the terms and conditions of the Overlease and all matters to which the Overlease is or may be subject.

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16.  PARKING.  Subtenant shall have the right to use a number of parking spaces equal to Subtenant’s Proportionate Share of the total parking spaces allocated to Landlord under the Overlease.  Said parking spaces shall be on a non-designated basis.

17.  SIGNAGE.  Subtenant shall have the right, at no cost to Landlord, to Subtenant’s Proportionate Share of any building-standard exterior monument and Building directory signage afforded to Landlord under the Overlease.

18.  SUBTENANT’S INITIAL IMPROVEMENTS.

(a)  Landlord shall use commercially reasonable efforts to diligently pursue Overlandlord’s approval to the Alterations sought by Subtenant in readying the space for Subtenant’s use prior to the Commencement Date (“Subtenant’s Initial Improvements”).  Subtenant’s Initial Improvements shall be subject to the consent and approval of Landlord, provided that Landlord shall not unreasonably withhold, condition or delay its consent or approval to Subtenant’s Initial Improvements.  Subtenant’s Initial Alterations include: (i) construction of a “CEO” office and other offices, (ii) installation of dedicated server room HVAC system including HVAC components on the roof of the Building in a location designated by Landlord and HVAC components in the Subleased Premises, connection of Subtenant’s roof installed HVAC components with Subtenant’s HVAC components in the Subleased Premises, connection of the necessary Subtenant installed HVAC components on the roof to the electrical connections on the roof, and performance of  related work for Subtenant’s server room(s); provided, however, that Subtenant shall not be entitled to more than Subtenant’s Proportionate Share of any usable Building Common Area necessary for such installation/connection, including the roof of the Building (except that Subtenant shall have a area on the roof to install its server HVAC components that measures at least eight feet by eight feet), and further provided, however, that Subtenant shall use only then-existing conduits for any such facilities and equipment and no core drilling shall be allowed in connection therewith, (iii) enlarging the server room, (iv) installation of a telephone in the Building’s lobby for use by Subtenant’s visitors, (v) construction of a large conference room; and (vi) reconfiguring the third floor elevator area in order to construct a reception area.  Subject to all of the terms and conditions of this Sublease and the Overlease, such HVAC unit(s) shall remain the property of Subtenant and may be removed at any time by Subtenant provided Subtenant repairs any damage caused by such removal.

(b)  As of the Early Access Date, and thereafter from time to time during the Term, Subtenant may install, or cause a carrier, vendor or other operator selected by Subtenant to install, maintain, and operate electrical wire, cable, conduit, antenna, satellite dish, and other facilities and equipment for use in connection with any telephone, television, telecommunications, computer, Internet, or other communications or electronic systems, services, or equipment (which systems, services, and equipment are referred to collectively as “Telecommunications Equipment”) in, on, under, above or about the Subleased Premises and the Building Common Areas, including the roof of the Building; provided, however, that Subtenant shall not be entitled to more than Subtenant’s Proportionate Share of any usable Building Common Area necessary for the installation of the Telecommunications Equipment, including the roof of the Building, and further provided, however, that Subtenant shall use only then-

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existing conduits for any such facilities and equipment and no core drilling shall be allowed in connection therewith.  In furtherance of Subtenant’s rights in the preceding sentence,  Subtenant may access and utilize the electrical wiring and floor monuments existing as of the Early Access Date.  Subtenant’s installation of the Telecommunications Equipment is subject to the following: (i) Landlord shall approve the location and the plans and specifications for the installation of such Telecommunications Equipment, such approval shall not to be unreasonably withheld, (ii) the installation shall be subject to (a) the approval of Overlandlord and the terms of the Overlease, and (b) all applicable governmental regulations, (iii) Subtenant shall be responsible for all costs of repairs and improvements, including, without limitation, any patching or strengthening of the roof of the Building, which may be necessary on account of, or be necessary for, the installation or, upon the expiration or earlier termination of this Sublease, the removal of the Telecommunications Equipment, and (iv) Subtenant shall indemnify and hold harmless Landlord and its officers, directors, shareholders, employees and their respective successors and assigns from and against any and all third party claims, actions, liabilities, losses, damages, costs and expenses (including, but not limited to, court costs and reasonable attorneys’ fees and disbursements) arising from or in connection with Subtenant’s Telecommunications Equipment.  The provisions of the preceding subsection (iv) shall survive the expiration or earlier termination of this Sublease.  Subtenant shall not be required to pay any additional Fixed Rent hereunder for the installation or use of any Telecommunications Equipment.

Landlord and Subtenant agree that (i) Subtenant shall have access to the Building Common Areas (including the roof of the Building) to install, service, maintain, repair and replace its HVAC and Telecommunications Equipment as set forth above upon not less than five (5) business days prior notice (which notice may be by electronic mail if it is given to Landlord’s then-acting building/facilities person), (ii) Landlord shall have the right to have a representative present during the performance of any such work, provided, however, that Landlord’s inability to provide a representative shall not allow Landlord to delay Subtenant’s access.

19.  REPRESENTATIONS AND WARRANTIES OF LANDLORD.  Landlord represents and warrants that as of the date of this Sublease (a) the copy of the Overlease attached hereto as Exhibit A is a true and complete copy of the Overlease and except as set forth therein or herein, there are no additional agreements between Landlord and the Overlandlord with respect to the Subleased Premises, (b) the Overlease is in full force and effect, (c) Landlord has not received written notice from Overlandlord that Landlord is in default of the Lease, except for any default which has heretofore been cured, (d) to the best of Landlord’s knowledge there are no defaults on the part of either the Overlandlord or Landlord under the Overlease and no event has occurred which, with the giving of notice and the passage of time, would constitute a default under the Overlease, (e) Landlord is in full and complete possession of the Subleased Premises and has not assigned or sublet any portion of the Subleased Premises, (f) Landlord has not previously sold, transferred, assigned or encumbered the Landlord’s interest in the Subleased Premises, and (g) to the best of Landlord’s knowledge neither Landlord nor Landlord’s employees, agents or contractors have released any Hazardous Materials on the Subleased Premises in violation of law.

20.  LANDLORD’S BUILDING IMPROVEMENT WORK.  Upon the satisfaction of the Conditions Precedent, Landlord shall, at Landlord’s sole cost and expense, diligently pursue the

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approval and “Substantial Completion” of the improvements to the Premises described on Schedule 20 (“Landlord’s Work”), provided, however, that Landlord’s Work remains subject to all of the terms and conditions of the Overlease.  If Landlord’s Work is not substantially completed on or before the Commencement Date, as such date may be extended day-for-day for any delays caused by reasons beyond the reasonable control of Landlord, Subtenant may terminate this Sublease upon thirty (30) days written notice to Landlord, and so long as Subtenant is not in default hereunder and further provided that Subtenant surrenders the Subleased Premises as and in the condition required hereunder (including, without limitation, the removal of any improvements constructed or partially constructed by Subtenant), Landlord shall return the Security Deposit and any rent advanced hereunder to Subtenant within five (5) days after the expiration of said 30-day period; provided, however, that if following Subtenant’s notice to terminate Landlord shall cause the Landlord’s Work to be substantially completed on or prior to the expiration of said 30-day period, Tenant’s notice shall be null and void and this Sublease shall continue in full force and effect.  “Substantial Completion” shall mean that the Landlord’s Work has been completed such that Subtenant shall have reasonable access to and occupancy and enjoyment of the Subleased Premises for the conduct of Subtenant’s business, and such occupancy shall be permitted under by all applicable governmental authorities having jurisdiction thereof.

21.  LANDLORD’S BASIC SERVICES TO SUBTENANT.  Landlord shall, during Subtenant’s occupancy of the Subleased Premises, furnish:

(a)  hot and cold water at those existing points of supply provided for drinking, lavatory and toilet purposes;

(b)  during the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday and from 8:00 a.m. to 1:00 p.m. on Saturdays, central heat and air conditioning at such temperatures and in such amounts as are considered by Landlord to be standard for similar situated buildings in the Greater-Redwood City area or as may be permitted or controlled by law and rules and regulations at such times as Landlord normally furnishes these services to other tenants of the Building;

(c)  routine maintenance, repairs, and exterior maintenance (including both the exterior side and the interior side of the curtain wall’s glass and glazing), painting and electric lighting service for all public areas of the Building in the manner and to the extent deemed by Landlord to be standard for a first-class office building;

(d)  janitorial service on a five (5) day week basis, excluding holidays.  Landlord shall not be required to provide janitorial services to above standard improvements installed in the Subleased Premises;

(e)  an electrical system to convey power delivered by public utility providers selected by Landlord in amounts sufficient for normal office operations during normal office hours; and

(f)  public elevator service serving the floors on which the Subleased Premises are situated, 8:00 a.m. to 6:00 p.m. Monday through Friday, except for national holidays.  (Elevators operate via card readers in the elevators which can be programmed by floor, date and time to require card keys for access twenty four hours a day, seven days a week.)

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Landlord shall ensure that the front doors of the Building are unlocked and open to visitors without card key access during the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday, except for national holidays.  Landlord agrees to promptly respond to Subtenant’s requests for changes to the card key access system.

Because utility consumption within the Subleased Premises is monitored by master meters for the Building, Landlord shall have the right (but not the obligation), to conduct a survey of electrical use by all of the tenants in the Building.  If, in Landlord’s reasonable judgment, Subtenant’s use of electricity and/or air conditioning is in excess of normal office use or outside of normal office hours, Subtenant shall pay to Landlord, as a Subtenant Surcharge within fifteen (15) days after billing, Landlord’s reasonable estimation of the additional costs of such usage (without profit or overhead to Landlord).  Subtenant agrees to reply to Landlord’s request for a survey of electrical and air conditioning uses in the Subleased Premises.

22.  MAINTENANCE AND REPAIR BY LANDLORD.  Except as provided in Section 23 below, Landlord shall comply in all respects with its maintenance and repair obligations under Section 6.01 of the Overlease.

23.  MAINTENANCE AND REPAIR BY SUBTENANT.  Subtenant shall maintain and repair the interior of the Subleased Premises and keep the same in good condition, except for (i) ordinary wear and tear, (ii) damage to the Subleased Premises by fire, earthquake, act of God or the elements, (iii) damage caused by Landlord or Overlandlord, (iv) latent defects of improvements in the Subleased Premises constructed by Landlord or Overlandlord, (v) structural portions of the Premises and (vi) the items to be provided or maintained by Landlord under this Sublease.  Subtenant’s obligation shall include, without limitation, the obligation to maintain and repair all interior walls, floors, ceilings and fixtures within the Subleased Premises, and to repair all damage caused by Subtenant, its agents, employees, invitees and licensees to the utility outlets and other improvements within the Subleased Premises.  Subtenant shall repair all damage caused by removal of Subtenant’s movable equipment or furniture or the removal of any Alterations permitted or required by Landlord, all as provided in this Sublease.  Notwithstanding anything to the contrary in this Sublease or the Overlease, as incorporated herein, in no event shall Subtenant have any obligation to remove any alterations, additions or improvements existing in, on or about the Building or Premises that were not constructed by Tenant or that were existing as of the Early Access Date.

24.  LANDLORD’S COVENANTS.  Landlord shall (i) perform and observe all of the terms and conditions of the Overlease as “Lessee” thereunder, except as otherwise set forth in this Sublease; (ii) not modify, amend or waive any provisions thereof or make any election, exercise any option, right or remedy, or grant any consent or approval thereunder without, in each instance, Subtenant’s prior written consent, which consent shall not be unreasonably withheld, denied or conditioned; provided, however, that if any such modification, amendment or waiver would increase Subtenant’s monetary obligations under this Sublease, or otherwise materially increase Subtenant’s obligations, or materially decrease Subtenant’s rights, under this Sublease, then Subtenant shall have the right to withhold its consent in Subtenant’s sole and absolute discretion; and further provided that Subtenant’s consent shall be deemed granted if Subtenant fails to respond, within five (5) business days following receipt or refusal to accept

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receipt, to Landlord’s written notice requesting Subtenant’s consent (which notice shall be given only by certified mail, postage pre-paid, return receipt requested) and, thereafter, Subtenant fails to respond, within five (5) business days following receipt or refusal to accept receipt, to a second written notice from Landlord requesting Subtenant’s consent (which notice shall be given only by certified mail, postage pre-paid, return receipt requested and which notice shall not be given any earlier than the day immediately following the expiration of the initial 5-business day period).

[signatures on following page]

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IN WITNESS WHEREOF, Landlord and Subtenant herein have duly executed this instrument on the day and year first above written.

LANDLORD:	NUANCE COMMUNICATIONS, INC.

	By:	/s/ Paul A. Ricci
	Name:	Paul A. Ricci
	Its:	Chairman and CEO

SUBTENANT:	SUPPORTSOFT, INC.

	By:	/s/ Ken Owyang
	Name:	Ken Owyang
	Its:	CFO

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SCHEDULE 4

FIXED RENT SCHEDULE

Year	Annual Fixed Rent	Monthly Fixed Rent	Payable Monthly Fixed Rent (Monthly Fixed Rent less Rent Credit)

Commencement Date thru December 31, 2007	$898,776.00	$74,898.00	$61,483.43

January 1, 2008 thru December 31, 2008	$921,245.40	$76,770.45	$63,355.88

January 1, 2009 thru December 31, 2009	$943,714.80	$78,642.90	$65,228.33

January 1, 2010 thru December 31, 2010	$943,714.80	$78,642.90	$65,228.33

January 1, 2011 thru December 31, 2011	$966,184.20	$80,515.35	$67,100.78

January 1, 2012 thru July 31, 2012	$988,653.60	$82,387.80	$68,973.23

SCHEDULE 20

LANDLORD’S WORK

Landlord shall construct any Alterations to the Premises reasonably necessary, as determined by Landlord in its reasonable discretion, to allow the Building to be a multi-tenanted facility, including the following:

(1)                                  All modifications required by law to make the Building a multi-tenanted facility;  (In connection therewith, the main lobby on the first-floor of the Building will not have a guard, but will contain a lobby directory; lobby doors will be open during regular business hours and will be controlled by card key access otherwise; and there will not be a phone outside the building so after hours Tenant will be required to escort its guests into the Building and Subleased Premises)

(2)                                  Elevator and ground floor Building lobby card key access systems (including but not limited to installing card readers in the elevators which can be programmed by floor, date and time to require card keys for access), and

(3)                                  Risers and conduits within the interior walls of the Building for telecommunications access and distribution. (In connection therewith, Landlord shall build an access corridor to the MPOE on the 1st floor and core drill and install sleeves connecting the MPOE on the 1st floor to the 3rd floor IDF room.  Subtenant shall pull cabling to the 3rd floor.  The MPOE will be locked and controlled by Landlord and Subtenant may schedule reasonable access thereto on reasonable prior written notice to Landlord.)

EXHIBIT A

OVERLEASE

[attached]

TRIPLE NET BUILDING LEASE

Between

PACIFIC SHORES DEVELOPMENT, LLC,
as
LESSOR

and

NUANCE COMMUNICATIONS, INC.
a Delaware corporation
as
LESSEE

for

PREMISES
at
Pacific Shores Center
Building 3
Redwood City, California

Certain information has been
redacted by Nuance Communications, Inc.
This information is denoted by asterisks
[***].

ARTICLE I
PARTIES

Section 1.01 Parties. This Lease, dated for reference purposes, and effective as of May 5, 2000, is made by and between PACIFIC SHORES DEVELOPMENT, LLC, or assignee, (“Lessor”) and NUANCE COMMUNICATIONS, INC., a Delaware corporation (“Lessee”).

ARTICLE II
PREMISES

Section 2.01 Demise of Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the terms and conditions set forth herein, Premises consisting of one building (“Building”) which together with nine (9) other free standing, office and research and development buildings (“Buildings”) and various other improvements are to be constructed by Lessor on real property situated in Redwood City, County of San Mateo, State of California and commonly known as Pacific Shores Center, all of which real property improvements and their respective appurtenances (the “Project”). The Building will be four (4) stories tall and will consist of approximately one hundred forty thousand nine hundred forty-one (140,941) rentable square feet, as more particularly described and depicted herein in Exhibit “A.” The actual rentable square footage of the Building (the “Rentable Area”) will be determined and certified by Lessor’s architect by a method described as “dripline,” whereby the measurement encompasses the outermost perimeter of the constructed building, including every projection thereof and all area beneath each such projection, whether or not enclosed, with no deduction for any inward deviation of structure and with the measurement being made floor by floor, but beginning from the top of the Building provided that, Lessee shall have the right, to be exercised prior to Commencement Date, to measure the “as-built” Building to confirm that the aforesaid dripline methodology was accurately utilized by Lessor’s architect.. The Building and appurtenances described herein, together with the legal parcel on which it is constructed as well as all other improvements to be built on said legal parcel are together designated as the “Property.” The Building leased hereunder, commonly known as Building 3 - Pacific Shores Center, Redwood City, California, and its appurtenances described herein are herein designated as the “Premises.”

Section 2.02 Common Area. During the Lease Term, Lessee shall have the non-exclusive right to use the Common Area described herein, provided that

Lessor reserves the right to modify the Common Area, including reducing the size or changing the use, configuration and elements thereof in its sole discretion (including without limitation, for the purpose of construction of parking facilities or additional buildings, of any nature or size whatsoever, and in any part of the Project including, without limitation, any of the Common Area including Common Area on the Property so long as Lessee’s number of parking spaces in not reduced) and to close or restrict access from time to time for repair, maintenance or to prevent a dedication thereof, provided, further, that Lessee nonetheless shall have access to parking and the Premises during such activities and, provided further, that Lessor will continue to maintain the baseball and soccer fields and the amenities/athletic facility or replacement items of like kind for so long as Lessor is legally able to do so during the Lease Term. Lessor further reserves the right to establish, repeal and amend from time to time rules and regulations for the use of the Common Area and to grant reciprocal easements or other rights to use the Common Area to owners of other property, provided that, to the extent any conflict between this Lease and such amended Common Area rules and regulations would unreasonably interfere with any new rules and Regulations and this Lease (including the Rules and Regulations attached hereto as Exhibit “L”) would materially and adversely affect Lessee’s use of the Premises, this Lease shall govern, and to grant reciprocal easements or other rights to use the Common Area to owners of other property. “Common Area” includes, without limitation, all portions of the Property other than the Building, including landscaping, sidewalks, walkways, driveways, curbs, parking lots (including striping), roadways within the Project, sprinkler systems, lighting, surface water drainage systems, sewer systems, an amenities/athletic facility to be available for use by Lessee’s employees (the “Amenities/Athletic Facility”), as well as baseball and soccer fields, a water front park, and a perimeter walking/biking trial, and, to the extent required by government authorities having jurisdiction over Lessor’s development of the Project, amphitheater, marine life resource center, retreat and conference center, child care center and such different or further portions of the Project or additional or different facilities as Lessor may from time to time designate or install or make available for the use by Lessee in common with others. Lessee’s employees may use, in common with others and without charge, the baseball and soccer fields and the Amenities/Athletic Facility, subject to such rules and regulations as Lessor may impose from time to time, but nothing herein shall be deemed to waive payment for optional services which may be available from time to time at those fields and/or Facility.

Section 2.03 Parking. Lessor shall provide Lessee with parking spaces within the Common Area in the ratio to space within the Building as required by law, which is three (3) spaces per one thousand (1,000) square feet of interior space within the Building. In the event Lessor elects or is required by any law to limit or control parking at the Premises, whether by validation of parking tickets or any other method of assessment, Lessee agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Lessor. Lessor agrees that Lessee’s access to parking shall not be unreasonably limited beyond any requirement of law by any such rules and regulations and the burden of any such limitation or control imposed by law on the Project as a whole shall not be allocated to Lessee to an extent greater than required by such law. Said parking shall be provided at no additional cost except as expressly provided herein in Article VI for reimbursement of repair, replacement and maintenance costs and expenses, and in Article IX for payment or reimbursement of any real property taxes including governmental or public authority charges, fees or impositions of any nature hereafter imposed and in Article IV for payment of Additional Rent, without limitation, including Operating Expenses. Lessor shall act in good faith to facilitate the availability of the parking spaces allocated to Lessee, but Lessor does not guarantee the availability of those spaces at all times against the actions of other tenants of the Project and guests, visitors, invitees and users of the Project amenities; provided, however, if after the Commencement Date Lessee demonstrates to Lessor’s satisfaction there is significant interference with Lessee’s ability to park in the vicinity of the Building, then at Lessee’s written request to Lessor, Lessor shall designate certain parking spaces in the vicinity of the Building as reserved for Lessee and/or Lessee’s visitors, subject to Lessee paying the cost of same. Access to parking may, at Lessor’s option, be regulated by card, pass, bumper sticker, decal or other appropriate identification issued by Lessor. Lessor retains the right to revoke the parking privileges of any user of the parking areas who violates the rules and regulations governing use of the parking areas (and Lessee shall be responsible for causing any employee of Lessee or other person using parking spaces allocated to Lessee to comply with all parking rules and regulations.

Section 2.04  Construction.

(a)           Government Approvals. Lessor shall diligently pursue obtaining governmental approval of a Site Plan and Building design and elevations with respect to the development of the Premises, copies of which are attached hereto as Exhibit “A.” The parties acknowledge and agree that the final footprint and elevations of the Building may vary from those attached as Exhibit “A” because the plans and specifications will undergo a plancheck process with the City of Redwood City and Lessor will make such revisions as are required or are otherwise deemed necessary or appropriate by Lessor, provided however, that nothing herein shall be deemed to relieve Lessor from the duty to develop the Building substantially in accordance with Exhibit “A.”

(b)           Construction of Building Shell. Lessor, utilizing Rudolph & Sletten (or such alternate as Lessor in its sole discretion may select) as general contractor (“General Contractor”) and DES as the Building Shell Architect (“Architect”), shall construct the “Building Shell” (as defined in the attached Exhibit “D”) substantially in accordance with (i) plans and specifications to be attached as Exhibit “B” and (ii) all existing applicable municipal, local, state and federal laws, statutes, rules, regulations and ordinances. Lessor shall pay all costs of constructing the Building Shell.

(c)           Construction of Tenant Improvements. All improvements not included within the scope of the Building Shell shall be deemed “Tenant Improvements.” Lessor, using the General Contractor, shall construct the Tenant Improvements and Lessee shall pay all costs associated with same. The total compensation to the General Contractor under such contract shall be equal to a contractor’s fee not to exceed an amount equal to two and one-half percent (2.5%) of the contract (provided that a contractor’s fee shall not be payable for change orders required due to coordination errors caused by the General Contractor or any of its subcontractors) and an amount not to exceed an amount equal to two and one-half percent (2.5%) of the contract for general conditions plus an amount equal to three quarters of a percent (.75%) of the contract for insurance.

(d)           Tenant Improvement Plans and Cost Estimate. Lessee shall utilize Gensler Associates or another architect acceptable to both Lessee and Lessor (“Tenant Improvement Architect”) and shall cause the Tenant Improvement Architect to develop interior schematic drawings, and schematic drawings for the Generator described in Subsection 2.04(j) below, and Lessee shall approve and obtain Lessor’s approval of (which shall not be unreasonably withheld or delayed) final schematic drawings for the Tenant Improvements and Generator no later than September 1, 2000, provided that Lessor delivers working drawings for the Building Shell on or before July 5, 2000 (and the date for delivery of the schematic drawings by Lessee shall be extended by one day for each day of delay by Lessor in delivering the Building Shell working drawings to Lessee). Lessee shall cause the Tenant Improvement Architect to develop working drawings outlining, among other things, Lessee’s wall layout, detailed electrical and air conditioning requirements and finishes sufficient to allow the General Contractor to construct and install all of the Tenant Improvements (“Working Drawings”) and Lessee shall approve (and obtain Lessor’s approval, which shall not be unreasonably withheld or delayed) final Working Drawings on or before December 1, 2000. The cost of the interior schematic drawings and Working Drawings shall be a Tenant Improvement cost paid by Lessee. Based on this information, Lessor shall cause the General Contractor to prepare and deliver to Lessee a budget for the Tenant Improvements (“Budget”). Lessee shall approve the Budget (or modify the same with Lessor’s consent), in writing, within fourteen (14) days thereafter. The Working Drawings and Budget must be approved by Lessor and Lessee (neither of whom shall unreasonably withhold or delay such consent) in writing and must provide for Tenant Improvements of quality (but not necessarily cost) equal to or greater than the Interior Specifications Standards set forth in Exhibit “C” and must encompass the build-out of the entire Premises provided that Lessee may request and Lessor may consent, in its sole discretion, that certain improvements of lesser quality or of a type not generally used for Class A office space (for purposes of this subsection 2.04(d), showers and computer labs are deemed to be improvements of a type generally used for Class A office space) be installed to comply with Lessee’s artistic scheme provided, further, that Lessor may condition its consent on Lessee depositing with Lessor the cost of removal of such improvements and for the cost of replacing such improvements with higher quality or of a type more generally used in Class A office space buildings at the expiration or termination of the Lease Term, provided further, that the specifications set forth in Schedule One to Exhibit “C” for finish items are meant only as a guideline and as an example of Class A standard improvements, and such specifications for finish items are not to be interpreted as binding on Lessee or as the actual finish specifications for the construction of the Tenant Improvements, but only as an example of Class A standard finish improvements. Lessee shall not be required to construct the finish items of Tenant Improvements to the above-referenced specifications, but shall be required to construct all the Tenant Improvements, including finish items, to a Class A standard. Once the Budget is approved, Lessor shall enter into a guaranteed maximum price (“GMP”) contract with the General Contractor for the construction of the Tenant Improvements, and any additional costs for Tenant Improvements in excess of the GMP contract shall be Lessor’s responsibility except for Lessee initiated change orders which shall be Lessee’s responsibility.

(e)           Cost Responsibilities. Attached as Exhibit “C” to this Lease is a Work Letter Agreement for Tenant Improvements, and Exhibit “D,” Cost Responsibilities of Lessor and Lessee, which together with this Section 2.04, describe the planning and payment responsibilities of Lessor and Lessee with respect to the construction of the Shell Building and Tenant Improvements at the Premises. All approved Tenant Improvements shall be constructed in accordance with a construction schedule approved by Lessor and no portion of the Building interior shall remain unimproved.

(f)            Tenant Improvements. Lessor shall provide to Lessee semi-improved “cold” shell facilities as described in Exhibit “D” attached. Lessor shall cause the General Contractor to construct the Tenant Improvements outlined in Exhibit “D,” as further outlined in the Tenant Improvement Work Letter attached as Exhibit “C” and Lessee shall pay all costs and expenses of same. Subcontracts for all Tenant Improvement Work shall be obtained by a sealed competitive bid process (involving at least two qualified bidders) wherever practical and as to work done without such process, Lessor or the General Contractor shall provide reasonable assurance to Lessee that the cost and expense of same is competitive in the industry for first-class workmanship and materials. Lessee may have a representative attend weekly construction meetings but failure of Lessee or its representative to attend any meeting for any reason shall not invalidate anything which occurs thereat or give rise to any right or remedy in favor of Lessee.

(g)           Payment for Tenant Improvements. Within ten (10) business days after the Budget is approved by Lessor and Lessee, Lessee shall deposit the entire amount (together with the cost of any Tenant Improvements already made) with Lessor’s construction lender to be held in an interest-bearing escrow account with interest being credited to Lessee. Said construction lender shall issue payments from said account pursuant to the construction contract for the Tenant Improvements, remaining payments shall be made 100% by Lessee. Lessor shall manage the construction of the Tenant Improvements for a supervision fee equal to four percent (4%) of the Budget (as the same may change by agreement of the parties) due and payable in nine equal monthly installments beginning on the first day of the calendar month following the calendar month in which the Budget is first approved.

(h)           Lessee’s Fixturing Period. By advance written notice, Lessor shall provide Lessee access to the Premises during the thirty (30) day period (and such earlier date for items of fixturing requiring earlier access, to the extent Lessee requests same and Lessor determines same can be granted without interference with the construction of the Building Shell) prior to the Commencement Date (“Lessee’s Fixturing Period”) for the purpose of installing furnishings and equipment, e.g. security system, furniture system and phone and data system, provided, that Lessee and Lessee’s employees and contractors shall at all times avoid interfering with Lessor’s ongoing work to bring the Premises to a substantially completed condition. Except for payment of Base Rent, all terms and provisions of this Lease shall apply during Lessee’s Fixturing Period, including, without limitation, Lessee’s indemnity and other obligations set forth in Sections 7.07., 7.08. and 17.22. hereof and payment of Additional Rent pursuant to Section 4.05 hereof.

(i)            Construction of Offsite and Onsite Improvements. In addition to the Building Shell and Tenant Improvements, and concurrently with its construction schedule for same, Lessor shall construct both offsite and onsite improvements required as a condition to the Certificate of Occupancy for the Building which are (i) (onsite) waterfront park, baseball field and soccer field, and (ii) (offsite) Seaport Boulevard improvements and deep water slough restoration.

(j)            Generator. Lessee, at Lessee’s sole cost and expense, and in compliance with all applicable legal requirements including required permits, may install, in a location and configuration to be designated by Lessee and subject to Lessor’s prior written consent, which shall not be unreasonably withheld, a generator and fuel storage tank and appropriate screening  and route all electrical distribution from the Generator to the Premises (such generator, tank and screening, routing of distribution and any related improvements being collectively referred to herein as “Generator”).  Lessee shall indemnify and hold Lessor and any lender whose loan is secured by the Project or Property or any part thereof, free and harmless from any and all liability, claims, loss, damages, causes of action (whether in tort or contract, law or equity, or otherwise), expenses, charges, assessments, fines and penalties of any kind, including without limitation, reasonable attorneys’ fees, expert witness fees and costs, arising by reason of the existence, installation, problems with or use of Generator.  Installation shall be done at such time and manner as to which Lessor shall consent, which consent shall not be unreasonably withheld.

ARTICLE III
TERM

Section 3.01 Lease Term.

(a)           Commencement Date. The term of this Lease (“Lease Term”) shall be for eleven (11) years beginning on the earlier of (i) the date a Certificate of Occupancy (which means for purposes of this Lease, either a Certificate of Occupancy or its equivalent which allows legal occupancy and including, without limitation, a Notice of Substantial Completion) first is issued affecting the Building, or (ii) the date on which Lessee first occupies or conducts business at the Premises and the Seaport Boulevard improvements, the baseball and soccer fields have been substantially completed (the “Commencement Date”) provided that, (i) for each day of delay by Lessee in failing to approve the interior schematic drawings or the Working Drawings when required under Section 2.04(d), or (ii) for each day of delay by Lessee in failing to approve the Budget, in writing, within fourteen (14) days after delivery by the General Contractor as provided in Section 2.04(d), or (iii) for each day of delay caused by any changes to the approved Working Drawings requested by Lessee, or (iv) for each day that any other act or omission by Lessee causes the construction schedule for Tenant Improvements to be delayed provided that Lessor gives Lessee written notice of such Lessee Delay within five (5) business days after its occurrence (collectively “Lessee Delay”), the Commencement Date shall occur one (1) day in advance of the date of the Certificate of Occupancy for each such day of delay. For example, if seven (7) days of Lessee Delay causes the date of issuance of the Certificate of Occupancy to occur on August 8, 2001 rather than August 1, 2001, the Commencement Date shall be August 1, 2001 for all purposes, including payment of Base Rent and Additional Rent. The Lease Term shall expire, unless sooner terminated or extended as provided herein, on the date which completes eleven (11) years after the Commencement Date occurs or is deemed to have occurred, e.g. if the date on which the Certificate of Occupancy is issued or deemed to be issued for the Building is August 1, 2001, the Lease Term shall expire on July 31, 2012 and if that date is August 3, 2001, the Lease Term shall expire on August 2, 2012 (“Expiration Date”). The parties shall execute a “Memorandum of Commencement of Lease Term” when the Commencement Date becomes known, which shall include a certification by Lessor’s architect of the actual Rentable Area of the Building determined by the methodology described in Section 2.01. and the actual monthly installments of Base Rent to be paid pursuant to Section 4.01., and shall be substantially in the form attached hereto as Exhibit “E.”

(b)           Scheduled Commencement Date. Lessor shall use commercially reasonable efforts to cause the Certificate of Occupancy for the Building to be issued no later than August 1, 2001 (“Scheduled Commencement Date”). If a Certificate of Occupancy is not issued for the Building on or before the Scheduled Commencement Date, this failure shall not constitute a breach of any obligation hereunder on Lessor’s part to observe or perform nor affect the validity of this Lease or the obligations of Lessee under it. If the Commencement Date is adjusted for delay from any cause, the Expiration Date shall be likewise adjusted for a like period.

(c)           Termination in Event of Delay. If for any reason Lessor is unable to cause the issuance of a Certificate of Occupancy for the Building, on or before the date which is one hundred eighty (180) days after the Scheduled Commencement Date (for a reason other than Lessee Delay or Force Majeure Delay excused under Section 17.21.), Lessee, at its sole election, may terminate this Lease upon giving notice within ten (10) business days thereafter. Failure to give such notice within said time period constitutes an irrevocable waiver of the foregoing right to terminate under this Section 3.01(c).

Section 3.02  Option to Extend.

(a)           Exercise. Lessee is given one (1) option to extend the Lease Term (“Option to Extend”) for a five (5) year period (“Extended Term”) following the date on which the initial Lease Term would otherwise expire, which option may be exercised only by written notice (“Option Notice”) from Lessee to Lessor given not less than eighteen (18) months prior to the end of the initial Lease Term (“Option Exercise Date”); provided, however, if Lessee is in material default under this Lease (beyond the expiration of any applicable notice and cure period) on the Option Exercise Date or on any day thereafter on or before the last day of the initial Lease Term, the Option Notice shall be totally ineffective, and this Lease shall expire on the last day of the initial Lease Term, if not sooner terminated. The right of Lessee to exercise an Option to Extend shall not be affected by any sublease or assignment of this Lease previously entered into by Lessee pursuant to the provisions of this Lease.

(b)           Extended Term Rent. In the event Lessee exercises its Option to Extend set forth herein, all the terms and conditions of this Lease shall continue to apply except that the Base Rent payable by Lessee during each Option Term shall be equal to one hundred percent (100%) of Fair Market Rent (defined below), as determined under subparagraph (c) below. “Fair Market Rent” shall mean the effective rate being charged (including periodic adjustments thereto as applicable during the period of the Extended Term), for comparable space in similar buildings in the vicinity, i.e. of a similar age and quality considering any recent renovations or modernization, and floor plate size or, if such comparable space is not available, adjustments shall be made in the determination of Fair Market Rent to reflect the age and quality of the Building and Premises as contrasted to other buildings used for comparison purposes, with similar amenities, taking into consideration: size, location, floor level, leasehold improvements or allowances provided or to be provided, term of the lease, extent of services to be provided, the time that the particular rate under consideration became or is to become effective, and any other relevant terms or conditions applicable to both new and renewing tenants, but in no event less than the monthly Base Rent prevailing during the last year of the initial Lease Term or Extended Term, as applicable.

(c)                                  Determination of Fair Market Rent.

(i)            Negotiation. If Lessee so exercises its Option to Extend in a timely manner, the parties shall then meet in good faith to negotiate the Base Rent for the Premises for the Extended Term, during the first thirty (30) days after the date of the delivery by Lessee of the Option Notice (the “Negotiation Period”). If, during the Negotiation Period, the parties agree on the Base Rent applicable to the Premises for the Extended Term, then such agreed amount shall be the Base Rent payable by Lessee during the Extended Term.

(ii)           Arbitration. In the event that the parties are unable to agree on the Base Rent for the Premises within the Negotiation Period, then within ten (10) days after the expiration of the Negotiation Period, each party shall separately designate to the other in writing an appraiser to make this determination. Each appraiser designated shall be a member of MAI and shall have at least ten (10) years experience in appraising commercial real property, of similar quality and use as the Premises, in San Mateo County. The failure of either party to appoint an appraiser within the time allowed shall be deemed equivalent to appointing the appraiser appointed by the other party, who shall then determine the Fair Market Rent for the Premises for the Extended Term. Within five (5) business days of their appointment, the two designated appraisers shall jointly designate a third similarly qualified appraiser. Within thirty (30) days after their appointment, each of the two appointed appraisers shall submit to the third appraiser a sealed envelope containing such appointed appraiser’s good faith determination of the Fair Market Rent for the Premises for the Extended Term; concurrently with such delivery, each such appraiser shall deliver a copy of his or her determination to the other appraiser. The third appraiser shall within ten (10) days following receipt of such submissions, then determine which of the two appraisers’ determinations most closely reflects Fair Market Rent as defined above. The determination most closely reflecting the third appraiser’s determination shall be deemed to be the Fair Market Rent for the Premises during the Extended Term; the third appraiser shall have no rights to adjust, amend or otherwise alter the determinations made by the appraiser selected by the parties, but must select one or the other of such appraisers’ submissions. The determination by such third appraiser shall be final and binding upon the parties. Said third appraiser shall, upon selecting the determination which most closely resembles Fair Market Rent, concurrently notify both parties hereto. The Base Rent for the Extended Term shall be the determination so selected. The parties shall share the appraisal expenses equally. If the Extended Term begins prior to the determination of Fair Market Rent, Lessee shall pay monthly installments of Base Rent equal to one hundred ten percent (110%) of the monthly installment of Base Rent in effect for the last year of the initial Lease Term (in lieu of “holdover rent” payable under Section 17.09(b)). Once a determination is made, any over payment or under payment shall be reimbursed as a credit against, or paid by adding to, the monthly installment of Base Rent next falling due.

ARTICLE IV
RENT: TRIPLE NET LEASE

Section 4.01 Base Rent. Lessee shall pay to Lessor as Base Rent an initial monthly installment of [***] per square foot of Rentable Area as determined under Section 2.01., in advance, on the first day of each calendar month of the Lease Term, commencing on the Commencement Date, subject to being credited with the advance payment of estimated first installment of Base Rent pursuant to Section 4.03. Base Rent for any period during the Lease Term which is for less than one month shall be a pro rata portion of the monthly installment (based on the actual days in that month).

Section 4.02 Rent Adjustment. The Base Rent set forth in Section 4.01. above shall be adjusted upward by an annual compounded increase of three and one-half percent (3.5%), as of the first day of the thirteenth (13th) full calendar month following the Commencement Date and as of each anniversary of that date thereafter during the Lease Term, as shown on Exhibit “E” attached hereto.

Section 4.03 First Payment of Base Rent. Lessee shall pay in advance the first payment of Base Rent in the estimated amount of [***] within five (5) days after Lessee’s execution of this Lease. Base Rent payments shall resume on the first day of the calendar month immediately succeeding the Commencement Date. If the Commencement Date is other than the first day of a calendar month, the first payment of Base Rent subsequent to the Commencement Date, but only that payment of Base Rent, shall be reduced by any excess of the first Base Rent installment paid in advance over the prorated amount actually due for such partial first month of the Lease Term.

Section 4.04 Absolute Triple Net Lease. This Lease is what is commonly called a “Absolute Triple Net Lease,” it being understood that Lessor shall receive the Base Rent set forth in Section 4.01. free and clear of any and all expenses, costs, impositions, taxes, assessments, liens or charges of any nature whatsoever. Lessee shall pay all rent in lawful money of the United States of America to Lessor at the notice address stated herein or to such other persons or at such other places as Lessor may designate in writing on or before the due date specified for same without prior demand, set-off or deduction of any nature whatsoever. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by Lessee, and that except as herein expressly provided in Articles III, VIII and XIII, concerning delay, destruction and condemnation, Lessee shall in no event be entitled to any abatement of or reduction in rent payable under this Lease. Any present or future law to the contrary shall not alter this agreement of the parties.

Section 4.05  Additional Rent.

(a)           Defined. In addition to the Base Rent reserved by Section 4.01., Lessee shall pay, as Additional Rent (i) 100% as to amounts applicable solely to the Premises or Property and Lessee’s Share (as defined in Section 4.07(c) below) as to amounts applicable to the Project or Common Area of all taxes, assessments, fees and other impositions payable by Lessee in accordance with the provisions of Article IX, and insurance premiums in accordance with the provisions of Article VII, (ii) Lessee’s Share of Operating Expenses defined below provided that notwithstanding the foregoing, prior to January 1, 2002, during the construction phase of the Project, Lessee shall pay 100% of Operating Expenses applicable to the Property or Premises in lieu of paying Lessee’s Share of the specific items being billed, and (iii) any other charges, costs and expenses (including appropriate reserves therefor) which are contemplated or which may arise under any provision of this Lease during the Lease Term, plus a Management Fee to Lessor equal to 3% of the Base Rent. The Management Fee is due and payable, in advance, with each installment of Base Rent. All of such charges, costs, expenses, Management Fee and all other amounts payable by Lessee hereunder, shall constitute Additional Rent, and upon the failure of Lessee to pay any of such charges, costs or expenses, Lessor shall have the same rights and remedies as otherwise provided in this Lease for the failure of Lessee to pay Base Rent. To the extent any of the aforesaid amounts are fairly allocable to the Common Area or to other portions of the Project, Lessee’s obligation is to pay only its proportionate share as determined by Lessor based upon the ratio of the Rentable Area of the Premises to the Rentable Area of all office and research and development buildings at the Project which share is presently determined to be eight point five three percent (8.53%).

(b)           Payment. To the extent not paid pursuant to other provisions of this Lease, and at Lessor’s sole election, Lessor may submit invoices and Lessee shall pay Additional Rent in monthly installments on the first day of each month in advance in an amount to be estimated by Lessor, based on Lessor’s experience in managing office/research and development projects. Within ninety (90) days following the end of the period used by Lessor in estimating Additional Rent, Lessor shall furnish to Lessee a statement (hereinafter referred to as “Lessor’s Statement”) of the actual amount of Lessee’s proportionate share of such Additional Rent for such period. Within fifteen (15) days thereafter, Lessee shall pay to Lessor, as Additional Rent, or Lessor shall remit or credit to Lessee, as the case may be, the difference between the estimated amounts paid by Lessee and the actual amount of Lessee’s Additional Rent for such period as shown by such statement. Monthly installments for the ensuing year shall be adjusted upward or downward as set forth in Lessor’s Statement.

Section 4.06  Security Deposit.

(a)           Initial Security Deposit. Within five (5) business days after the date this Lease is executed by Lessee, Lessee shall deposit with Lessor a Security Deposit equal to eighteen (18) month’s estimated Base Rent in the amount of [***] in the form of cash or an unconditional, irrevocable standby letter of credit without documents, i.e., no obligation on Lessor’s part to present anything but a sight draft, with Lessor as beneficiary (or, at Lessor’s option, as co-beneficiary with Lessor’s Lender), drawable in whole or in part, providing for payment in San Francisco on presentation of Lessor’s drafts on sight, providing for multiple draws and multiple successors and otherwise both from a bank and in a form acceptable to Lessor, including, without limitation, in a form identical to or similar to that attached to this Lease as Exhibit      (the “Security Deposit”). The Security Deposit shall be held by Lessor as security for the faithful performance by Lessee of all of the terms, covenants, and conditions of this Lease applicable to Lessee. If Lessee defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the condition of the Premises upon Lease Termination, Lessor may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any amount which Lessor may spend by reason of Lessee’s default or to compensate Lessor for any loss or damage which Lessor may suffer by reason of Lessee’s default and if all or any part of the Security Deposit is in the form a of a letter of credit, Lessor may draw on all or any part of same and thereafter retain any unapplied portion as a cash Security Deposit. If any portion of the Security Deposit is so used or applied, Lessee shall, within ten days after written demand therefor, deposit cash (or a replacement letter of credit in form and substance subject to the same requirements as the original letter of credit) with Lessor in an amount sufficient to restore the Security Deposit to its original amount. Lessee’s failure to do so shall be a material default and breach of this Lease by Lessee. The rights of Lessor pursuant to this Section 4.06. are in addition to any rights which Lessor may have pursuant to Article 12 below. If Lessee fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned (without interest) to Lessee (or, at Lessor’s option, to the last assignee of Lessee’s interests hereunder) at Lease expiration or termination and after Lessee has vacated the Premises. Lessor shall not be required to keep the Security Deposit separate from Lessor’s general funds or be deemed a trustee of same. If the Security Deposit is in whole or in part in the form of a letter of credit, failure of Lessee to deliver a replacement letter of credit to Lessor at least forty-five (45) business days prior to the expiration date of any current letter of credit shall constitute a separate default entitling Lessor to draw down immediately and entirely on the current letter of credit and the proceeds shall constitute a cash Security Deposit.

(b)           Adjustment of Security Deposit. The letter of credit shall be reduced to an amount equal to the total of three (3) months of Base Rent at the then current rate, if Lessee establishes through financial statements prepared in accordance with generally accepted accounting principles and in a form acceptable to Lessor that Lessee has achieved annual revenue for a period of at least one (1) fiscal year of at least [***] and has further achieved quarterly operating profit of at least [***] for not less than four (4) consecutive quarters.

Section 4.07  Operating Expenses.

(a)           Definition. “Operating Expenses” shall mean and include, to the extent not billed as a cost or expense of the Premises, Property or otherwise pursuant to Articles VI, VII or IX, all costs and expenses of every kind and nature paid or incurred by Lessor (whether obligated to do so or undertaken at Lessor’s discretion) in the operation, maintenance, repair and replacement of the Common Areas, including Common Area buildings and improvements located within the Project and including Common Areas located on the Property. Such cost and expenses shall include, but not be limited to, costs of management; cleaning; lighting; the costs of maintaining, repairing and replacing all Common Area improvements (including but not be limited to signage, light poles and fixtures, storm and sanitary sewers, parking lots, driveways, walkways, curbs and roads), repairs to and maintenance of the structural and non-structural portions of the Amenity/Athletic Facility; supplies, tools, equipment and materials used in the operation and maintenance of the Project; snow removal; parking lot striping; removal of trash, rubbish, garbage and other refuse; painting; removal of graffiti;

painting of exterior walls; landscaping; providing security to the extent Lessor determines in its sole discretion to do so (including security systems and/or systems designed to safeguard life or property against acts of God and/or criminal and/or negligent acts, and the costs of maintaining of same); public liability, property damage, fire insurance, earthquake and flood coverage, all risk or special form insurance coverage, rent interruption insurance coverage, the costs of excess award above insurance aggregate, total compensation and benefits (including premiums for workers’ compensation and other insurance) paid to or on behalf of employees, including but not limited to full or part time on-site management or maintenance personnel; personal property taxes; fire protection and fire hydrant charges (including fire protection system signaling devices, now or hereafter required, and the costs of maintaining of same); water and sewer charges; utility charges; license and permit fees necessary to operate and maintain the initial cost of or the reasonable depreciation of equipment used in operating and maintaining the Common Areas and rent paid for leasing any such equipment; reasonable cost of on or off site storage space of any and all items used in conjunction with the operation, maintenance and management of the Project, including but not limited to tools, machinery, records, decorations, tables, benches, supplies and meters; the cost of and installation cost of any and all items which are installed for the purpose of reducing Operating Expenses, increasing building or public safety or which may be then required by governmental authority, laws, statutes, ordinances and/or regulations, a use privilege charge consisting of Base Rent and Operating Expenses allocated to the Amenities/Athletic Facility and all costs and expenses arising from the operation of same. Lessor shall apply the following amounts received by Lessor to reduce Operating Expenses of the amenities/Athletic Facility or other portion of the Common Area which generates same; (1) fees paid by any user other than tenants of the Project (including, without limitation, the public and Lessee’s employees) for use of the Amenities/Athletic Facility and any of the other Common Areas; (2) base rent and additional rent paid by the operators of the Amenities/Athletic Facility and any of the other Common Areas.

(b)           Payment. Lessee shall pay Lessee’s Share of Additional Rent in monthly installments on the first day of each month in an amount set forth in a written estimate by Lessor. Lessor agrees that it will make its estimate in good faith and based on Lessor’s experience in managing office/research and development projects. Within ninety (90) days following the end of the period used by Lessor in estimating Lessee’s share of Additional Rent, Lessor shall furnish to Lessee a statement (hereinafter referred to as “Lessor’s Statement”) of the actual amount of Lessee’s Share of such Additional Rent for such period. Within ten (10) days thereafter, Lessee shall pay to Lessor, as Additional Rent, or

Lessor shall remit to Lessee, as the case may be, the difference between the estimated amounts paid by Lessee and the actual amount of Lessee’s Share of Additional Rent for such period as shown by such Statement. Lessee’s Share of Additional Rent for the ensuing estimation period shall be adjusted upward or downward based upon Lessor’s Statement.

(c)           Lessee’s Share. For purposes hereof, “Lessee’s Share” shall mean the rentable square footage of the Building subject to this Lease (at the time in question) divided by a number equal to the number of rentable square feet of office/research and development buildings which are then constructed at the Project, in each case measured on a dripline basis.

(d)           Exclusions. For purposes of this Lease, the term Operating Expenses shall not include (and Lessee shall have no liability for) any of the following: initial construction of any Common Area improvements; legal fees, permit fees, architectural and engineering fees related to the initial development and construction of the Project; costs (including permit, license and inspection costs) incurred in renovating or otherwise improving, decorating or redecorating rentable space for prospective tenants or vacant rentable space; legal fees, space planner’s fees and brokerage fees incurred in connection with the original or future leasing of the Project; any bad debt loss, rent loss, or reserves for bad debts or rent loss; interest, charges and fees incurred on debt, payments on mortgages and amounts paid as ground rental for the real property underlying the Project by Lessor; any costs covered by any warranty, rebate, guarantee or service contract which are actually collected by Lessor (which shall not prohibit Lessor from passing through the costs of any such service contract if otherwise includable in Operating Expenses); interest, late charges and tax penalties incurred as a result of Lessor’s gross negligence or unwillingness to make payments or file tax returns when due; any costs representing an amount paid to a person, firm, corporation or other entity related to Lessor which is in excess of the amount which would have been paid in the absence of such relationship. Nothing contained in this Section shall prohibit or limit Lessor from passing through, in Article IX, any one or more specified items as part of the Community Facility District Bond.

Section 4.08  Lessee’s Right to Review Supporting Data.

(a)           Exercise of Right by Lessee. Provided that Lessee is not in default under this Lease and provided further that Lessee strictly complies with the provisions of this Paragraph, Lessee shall have the right to reasonably review supporting data for any portion of a Lessor’s statement that Lessee claims is incorrect. In order for Lessee to exercise its right under this Paragraph, Lessee shall, within thirty (30) days after any such Lessor’s statement is sent, deliver a written notice to Lessor specifying the portions of the Lessor’s statement that are claimed to be incorrect, and Lessee shall simultaneously pay to Lessor all amounts due from Lessee to Lessor as specified in the Lessor’s statement. Except as expressly set forth in subparagraph 3 below, in no event shall Lessee be entitled to withhold, deduct, or offset any monetary obligation of Lessee to Lessor under the Lease.

(b)           Procedures for Review.  Lessee acknowledges that Lessor maintains its records for the Building and Project at its offices in San Francisco, and Lessee therefore agrees that any review of supporting data under this Paragraph shall occur at such location. Any review to be conducted under this Paragraph shall be at the sole expense of Lessee and shall be conducted by an independent firm of certified public accountants of national standing. Lessee acknowledges and agrees that any supporting data reviewed under this Paragraph constitute confidential information of Lessor, which shall not be disclosed to anyone other than the accountants performing the review and the principals of Lessee who receive the results of the review. The disclosure of such information to any other person, whether or not caused by the conduct of Lessee, shall constitute a material breach of this Lease.

(c)           Finding of Error.  Any errors disclosed by the review of supporting data under this Paragraph shall be promptly corrected, provided that Lessor shall have the right to cause another review of the supporting data to be made by an independent firm of certified public accountants of national standing. In the event of a disagreement between the two accounting firms, the review that discloses the least amount of deviation from the Lessor’s statement shall be deemed to be correct and its review shall be final and binding on both Lessor and Lessee. If the results of the review of supporting data taking into account, if applicable, the results of any additional review caused by Lessor reveal that Lessee has overpaid obligations for a preceding period, the amount of such overpayment shall be credit against Lessee’s subsequent installment obligations to pay its share of Additional Rent. In the event that such results show that Lessee has underpaid its obligations for a preceding period, the amount of such underpayment shall be paid by Lessee to Lessor with the next succeeding installment obligation of Additional Rent or, if the Lease has terminated, in cash within thirty (30) days after the determination of underpayment is delivered to Lessee. Each party shall pay the cost and expense of its chosen accounting firm.

(d)           Effect of Lessee’s Default.  In the event that Lessee becomes in default of its obligations under this Lease at any time during the pendency of a review of records under this Paragraph, said right to review shall immediately cease and the matters originally set forth in the Lessor’s statement shall be deemed to be correct.

ARTICLE V
USE

Section 5.01  Permitted Use and Limitations on Use.  The Premises shall be used and occupied only for office, research and development, together with such ancillary uses which do not cause excessive wear of the Premises or increase the potential liability of Lessor, and for no other use, without Lessor’s prior written consent which shall not be unreasonably withheld, conditioned or delayed so long as such use is lawful and does not conflict with any other provision of this Lease, including, without limitation, the restrictions set forth in the following provisions of this Section. Lessee shall not use, suffer or permit the use of the Premises in any manner that will tend to create or constitute waste, nuisance or unlawful acts. In no event shall it be unreasonable for Lessor to withhold its consent as to uses which it determines would tend to increase materially the wear of the Premises or any part thereof or increase the potential liability of Lessor or decrease the marketability, financability, leasability or value of the Premises or Project. Lessee shall not do anything in or about the Premises which will (i) cause structural injury to or threaten the structural integrity of the Premises, or (ii) cause damage to any part of the Building or Project except to the extent reasonably necessary for the installation of Lessee’s trade fixtures and Lessee’s Alterations, and then only in a manner which has been first approved by Lessor in writing. Lessee shall not operate any equipment within the Premises which will (i) materially damage the Building or the Common Area, (ii) overload existing electrical plumbing or HVAC systems or other equipment or system servicing the Building, (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning (“HVAC”) equipment within or servicing the Building, (iv) damage, overload or corrode the sanitary sewer system, or (v) damage or interferes with the use by others of the Common Area or any other part of the Project. Lessee shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of the load limits for which such items are designed nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Lessee’s use of the Premises shall be contained and disposed so that they do not (i) create an unreasonable fire or health hazard, (ii) damage the Premises, or (iii) result in the violation of any law. Except as approved by Lessor in its discretion, Lessee shall not change the exterior of the Building, or install any equipment or antennas on or make any penetrations of the exterior or roof of the Building, provided that Lessee may install rooftop antennae or other communication devices on the roof of the Building with Lessor’s prior written consent which shall not be unreasonably withheld or delayed. Lessee shall not conduct on any portion of the Premises any sale of any kind, including any public or private auction, fire sale, going-out-of-business sale, distress sale or other liquidation sale. No materials, supplies, tanks or containers, equipment, finished products or semifinished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain within the outside areas of the Project except in any fully fenced and screened areas outside the Building which have been designed for such purpose and have been approved in writing by Lessor for such use by Lessee.

Section 5.02  Compliance with Law.

(a)           Lessor shall deliver the Premises to Lessee on the Commencement Date, for office use, free of violations of any covenants or restrictions of record, or any applicable law, building code, regulation or ordinance in effect on such Commencement Date, including without limitation, the Americans with Disability Act, and free of Year Two Thousand computer programming defects.

(b)           Except as provided in paragraph 5.02.(a), Lessee shall, at Lessee’s cost and expense, comply promptly with all statutes, ordinances, codes, rules, regulations, orders, covenants and restrictions of record, and requirements applicable to the Premises and Lessee’s use and occupancy of same in effect during any part of the Lease Term, whether the same are presently foreseeable or not, and without regard to the cost, expense or inconvenience of compliance.

(c)           By executing this Lease, Lessee acknowledges that it has reviewed and satisfied itself as to its compliance, or intended compliance with the applicable zoning and permit laws, hazardous materials and waste requirements, and all other statutes, laws, or ordinances relevant to the uses stated in Section 5.01., above, provided that Lessor represents that the Premises, on the date certified for occupancy, may legally be used for general office purposes.

Section 5.03  Condition of Premises at Commencement Date.  Subject to all of the terms of this Lease for the construction of Tenant Improvements, Lessor shall deliver the Building to Lessee on the Commencement Date with the Building plumbing, lighting, heating, ventilating, air conditioning, gas, electrical, and sprinkler systems and loading doors as set forth in Exhibit “D” in proper operating condition and built substantially in accordance with the approved plans therefor, and in a workmanlike manner. Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Commencement Date, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use and condition of the Premises, and any covenants or restrictions, liens, encumbrances and title exceptions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor any agent of Lessor has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee’s business.

Section 5.04  Defective Condition at Commencement Date.  In the event that it is determined, and Lessee notifies Lessor in writing within one year after the Commencement Date, that any of the obligations of Lessor set forth in Section 2.04.(b), Section 5.02.(a) or Section 5.03. were not performed, then it shall be the obligation of Lessor, and the sole right and remedy of Lessee, after receipt of written notice from Lessee setting forth with specificity the nature of the failed performance, to promptly, within a reasonable time and at Lessor’s sole cost, correct same. Except as to certain defects which remain Lessor’s responsibility under Section 6.01(b) Lessee’s failure to give such written notice to Lessor within one year after the Commencement Date shall constitute a conclusive presumption that Lessor has complied with all of Lessor’s obligations under the foregoing sections 2.04.(b), 5.02.(a) and 5.03., and any required correction after that date shall be performed by Lessee, at its sole cost and expense. At the end of the first year of the Lease Term, Lessor shall promptly assign to Lessee all of Lessor’s contractor’s, and/or manufacturer’s guarantees, warranties, and causes of action which do not relate to Lessor’s obligations under Section 6.01(b).

Section 5.05  Building Security.  Lessee acknowledges and agrees that it assumes sole responsibility for security at the Premises for its agents, employees, invitees, licensees, contractors, guests and visitors and will provide such systems and personnel for same including, without limitation, that portion of the Common Area located on the legal parcel which the Building is located as it deems necessary or appropriate and at its sole cost and expense. Lessee acknowledges and agrees that Lessor does not intend to provide any security system or security personnel at the Premises or Project, including, without limitation, at the Common Areas, provided, however, that nothing herein shall be deemed to prevent Lessor from providing such system or personnel in the future, the cost of which will be included in those items for which Lessee pays Additional Rent.

Section 5.06  Rules and Regulations.  Lessor may from time to time promulgate reasonable and nondiscriminatory rules and regulations applicable for the care and orderly management of the Premises, the Project and/or its Common Area. Such rules and regulations shall be binding upon Lessor upon delivery of a copy thereof to Lessor, and Lessor agrees to abide by such rules and regulations. A copy of the initial Rules and Regulations is attached hereto as Exhibit “L.” If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Lessor shall not be responsible for the violation of any such rules and regulations by any person, including, without limitation, Lessee or its employees, agents, invitees, licensees, guests, visitors or contractors.

ARTICLE VI
MAINTENANCE, REPAIRS AND ALTERATIONS

Section 6.01  Maintenance of Premises.

(a)           Throughout the Lease Term, Lessee, at its sole cost and expense, shall keep, maintain, repair and replace the Premises (except as provided in 6.01.(b) and except for uninsured repairs or replacement costs caused solely by an act of gross negligence or intentional misconduct by Lessor during the Lease Term) and all improvements and appurtenances in or serving the Premises, including, without limitation, all interior and exterior walls, all doors and windows, the roof membrane, all elevators and stairways, all wall surfaces and floor coverings, all Tenant Improvements and alterations, additions and improvements installed during the Lease Term, all sewer, plumbing, electrical, lighting, heating, ventilation and cooling systems, fire sprinklers, fire safety and security systems, fixture and appliances and all wiring and glazing, in the same good order, condition and repair as they are in on the Commencement Date, or may be put in during the Lease Term, reasonable wear excepted, provided that wear which could be prevented by first class maintenance shall not be deemed reasonable.

(b)           Lessor, at its sole cost and expense, (and in addition to its obligations set forth in Section 5.04) shall repair defects Building Shell, including exterior walls (including all exterior glass which is damaged by structural defects in such exterior walls), floors installed as part of the Building Shell, supporting pillars, structural walls, roof structure and foundations of the Building and sewer and plumbing systems outside the Building as well as any defects in the offsite and onsite improvements listed in Section 2.04(i) of which Lessor receives notice during the final twenty-four (24) months of the Lease Term, provided that the need for repair is not caused by Lessee, in which event Lessor shall repair same, at Lessee’s sole cost and expense (to the extent not insured) and Lessee shall reimburse Lessor for same upon demand. Lessor shall replace the roof membrane of the Building, the parking lot surface, landscaping, drainage, irrigation, sprinkler and sewer and plumbing systems outside the Building systems when the useful life of each has expired, and Lessee shall pay that portion of the cost of each replacement, together with annual interest at the Agreed Rat which shall be amortized over the useful life of each such replacement applicable to the balance of the Lease Term, in equal monthly installments due and payable with installments of Base Rent provided that as to repairs and replacements within the Common Area, Lessee shall pay Lessee’s Share as described in Section 4.05. Lessee shall give Lessor written notice of any need of repairs which are the obligation of Lessor hereunder and Lessor shall have a reasonable time to perform same. Should Lessor default as provided in Section 12.03 with respect to its obligation to make any of the repairs assumed by it hereunder with respect to the Building, Lessee shall have the right to perform such repairs and Lessor agrees that within thirty (30) days after written demand accompanied by detailed invoice(s), it shall pay to Lessee the cost of any such repairs together with accrued interest from the date of Lessee’s payment at the Agreed Rate. Lessor shall not be liable to Lessee, its employees, invitees, or licensees for any damage to person or property, and Lessee’s sole right and remedy shall be the performance of said repairs by Lessee with right of reimbursement from Lessor of the reasonable fair market cost of said repairs, not exceeding the sum actually expended by Lessee, together with accrued interest from the date of Lessee’s payment at the Agreed Rate, provided that nothing herein shall be deemed to create a right of setoff or withholding by Lessee of Base Rent or Additional Rent or any other amounts due herein. Lessee hereby expressly waives all rights under and benefits of Sections 1941 and 1942 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect to make repairs and offset the cost of same against rent or to withhold or delay any payment of rent or any other of its obligations hereunder as a result of any default by Lessor under this Section 6.01.(b).

(c)           Lessee agrees to keep the Premises, both inside and out, clean and in sanitary condition as required by the health, sanitary and police ordinances and regulations of any political subdivision having jurisdiction and to remove all trash and debris which may be found in or around the Premises. Lessee further agrees to keep the interior surfaces of the Premises, including, without limitation, windows, floors, walls, doors, showcases and fixtures clean and neat in appearance.

(d)           If Lessee refuses or neglects to commence such repairs and/or maintenance for which Lessee is responsible under this Article VI within a thirty

(30) day period (or as soon as practical and in no event later than five (5) days, if the failure to initiate the repair threatens to cause further damage to the Premises) after written notice from Lessor and thereafter diligently prosecute the same to completion, then Lessor may (i) enter the Premises (except in an emergency, upon at least 24 hours advanced written notice) during Lessor’s business hours and cause such repairs and/or maintenance to be made and shall not be responsible to Lessee for any loss or damage occasioned thereby and Lessee agrees that upon demand, it shall pay to Lessor the reasonable cost of any such repairs, not exceeding the sum actually expended by Lessor, together with accrued interest from the date of Lessor’s payment at the Agreed Rate and (ii) elect to enter into a maintenance contract at a market rate for first-rate maintenance with a third party for the performance of all or a part of Lessee’s maintenance obligations, whereupon, Lessee shall be relieved from its obligations to perform only those maintenance obligations covered by such maintenance contract, and Lessee shall bear the entire cost of such maintenance contract which shall be paid in advance, as Additional Rent, on a monthly basis with Lessee’s Base Rent payments.

Section 6.02  Maintenance of Common Areas.  Subject to 6.01.(c) and subject to Lessee paying Lessee’s Share of the cost and expense for same pursuant to Section 4.05 Lessor shall maintain, repair and replace all landscape, hardscape and other improvements within the Common Areas and shall operate and manage the Amenities/Athletic Facility and other Common Area features and facilities described in Section 2.02, including, without limitation, all landscape, hardscape and other improvements within the areas outside of the Premises located on the Property, including without limitation, landscaping, curbs, walkways, driveways, parking areas and lighting and sprinkler systems.

Section 6.03  Alterations, Additions and Improvements.  No alterations, additions, or improvements (“Alterations”) shall be made to the Premises by Lessee without the prior written consent of Lessor which Lessor will not unreasonably withhold, [***].  As a condition to Lessor’s obligation to consider any request for consent hereunder, Lessee shall pay Lessor upon demand for the reasonable costs and expenses of third-party consultants, engineers, architects and others for reviewing plans and specifications and for monitoring the construction of any proposed Alterations. Lessor may require Lessee to remove any such Alterations at the expiration or termination of the

Lease Term and to restore the Premises to their prior condition by written notice given on or before the earlier of (i) the expiration of the Lease Term or (ii) thirty (30) days after termination of the Lease or (iii) thirty (30) days after a written request from Lessee for such notice from Lessor provided, that, if Lessee requests same from Lessor, Lessor will notify Lessee within five (5) business days after receipt of Lessee’s request and a copy of all plans and specifications for the proposed Alteration whether it will require removal. All Alterations to be made to the Premises shall be made under the supervision of a competent, California licensed architect and/or competent California licensed structural engineer (each of whom has been approved by Lessor) and shall be made in accordance with plans and specifications which have been furnished to and approved by Lessor in writing prior to commencement of work. All Alterations shall be designed, constructed and installed at the sole cost and expense of Lessee by California licensed architects, engineers, and contractors approved by Lessor, in compliance with all applicable law, and in good and workmanlike manner. Any Alteration except furniture and trade fixtures, shall become the property of Lessor at the expiration, or sooner termination of the Lease, unless Lessor directs otherwise, provided that Lessee shall retain title to all furniture and trade fixtures placed on the Premises. All heating, lighting, electrical, air conditioning, full height partitioning (but not moveable, free standing cubicle-type partitions which do not extend to the ceiling or connect to Building walls), drapery and carpeting installations made by Lessee together with all property that has become an integral part of the Premises, shall be and become the property of Lessor upon the expiration, or sooner termination of the Lease, and shall not be deemed trade fixtures. Within thirty (30) days after completion of any Alteration, Lessee, Lessee shall provide Lessor with a complete set of “as built” plans for same.

Section 6.04  Covenant Against Liens.  Lessee shall not allow any liens arising from any act or omission of Lessee to exist, attach to, be placed on, or encumber Lessor’s or Lessee’s interest in the Premises or Project, or any portion of either, by operation of law or otherwise. Lessee shall not suffer or permit any lien of mechanics, material suppliers, or others to be placed against the Premises or Project, or any portion of either, with respect to work or services performed or claimed to have been performed for Lessee or materials furnished or claimed to have been furnished to Lessee or the Premises. Lessor has the right at all times to post and keep posted on the Premises any notice that it considers necessary for protection from such liens. At least seven (7) days before beginning construction of any Alteration, Lessee shall give Lessor written notice of the expected commencement date of that construction to permit Lessor to post and record a notice of nonresponsibility. If any such lien attaches or Lessee received notice of any such lien, Lessee shall cause the lien to be immediately released and removed of record. Despite any other provision of this Lease, if the lien is not released and removed within twenty (20) days after Lessor delivers notice of the lien to Lessee, Lessor may immediately take all action necessary to release and remove the lien, without any duty to investigate the validity of it. All expenses (including reasonable attorney fees and the cost of any bond) incurred by Lessor in connection with a lien incurred by Lessee or its removal shall be considered Additional Rent under this Lease and be immediately due and payable by Lessee.

Section 6.05  Reimbursable Capital Expenditures.  Except for items of capital expenditures which are to be made at Lessor’s sole cost and expense pursuant to the first sentence of Section 6.01(b) above, capital expenditures, together with interest thereon at the Agreed Rate, for any replacement item at the Project made by Lessor in excess of One Hundred Thousand Dollars ($100,000.00) during the Lease Term shall be amortized over the remaining Lease Term for the useful life of such replacement item within the numerator being the number of months remaining in the Lease Term and the denominator being the number of months of the “useful life” of the improvements. Lessee shall be obligated for such amortized portion of any such expenditure in equal monthly installments due and payable with each installment of Base Rent.

ARTICLE VII
INSURANCE

Section 7.01  Property/Rental Insurance for Premises.  At all times during the Lease Term, Lessor shall keep the Premises and Project insured against loss or damage by fire and those risks normally included in the term “all risk,” including, without limitation, coverage for (i) earthquake and earthquake sprinkler leakage, (ii) flood, (iii) loss of rents and extra expense for eighteen (18) months, including scheduled rent increases, (iv) boiler and machinery, (v) Tenant Improvements and (vi) fire damage legal liability form, including waiver of subrogation. Any deductibles shall be paid by Lessee. The amount of such insurance shall not be less than 100% of replacement cost. Insurance shall include a Building Ordinance and Increased Cost of Construction Endorsement insuring the increased cost of reconstructing the Premises incurred due to the need to comply with applicable statutes, ordinances and requirements of all municipal, state and federal authorities now in force, which or may be in force hereafter. Any recovery received from said insurance policy shall be paid to Lessor and thereafter applied by Lessor to the reconstruction of the Premises in accordance with the provisions of Article VIII below. Lessee, in addition to the rent and other charges provided herein, shall reimburse Lessor for the cost of the premiums for all such insurance covering the Premises in accordance with Article IV. Such reimbursement and shall be made within (15) days of Lessee’s receipt of a copy of Lessor’s statement therefor. Lessee shall pay to Lessor any deductible (subject to the above conditions) owing within fifteen (15) days after receipt of notice from Lessor of the amount owing. To the extent commercially available, Lessor’s insurance shall have a deductible not greater than fifteen percent (15%) for earthquake and ten percent (10%) for the basic “all risk” coverage.

Section 7.02  Property Insurance for Fixtures and Inventory.  At all times during the Lease Term, Lessee shall, at its sole expense, maintain insurance with “all risk” coverage on any fixtures, furnishings, merchandise equipment or personal property in or on the Premises, whether in place as of the date hereof or installed hereafter.  The amount of such insurance shall not be less than one hundred percent (100%) of the replacement cost thereof, and Lessor shall not have any responsibility nor pay any cost for maintaining any types of such insurance.  Lessee shall pay all deductibles.

Section 7.03  Lessor’s Liability Insurance.  During the Lease Term, Lessor shall maintain a policy or policies of comprehensive general liability insurance naming Lessor (and such others as designated by Lessor) against claims and liability for bodily injury, property damage on our about the Project, with combined single limit coverage in an amount determined by Lessor in its sole discretion (which amount is currently Fifty Million Dollars ($50,000,000.00)); provided that if such policy is a blanket policy that covers properties (other than the Project) owned by Lessor, only that portion allocable to the Project shall be payable hereunder. Lessee, in addition to the rent and other charges provided herein, agrees to pay Lessee’s Share of the premiums for all such insurance in accordance with Article IV.

Section 7.04  Liability Insurance Carried by Lessee.  At all times during the Lease Term (and any holdover period) Lessee shall obtain and keep in force a commercial general liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names are provided to Lessee as Additional Insureds against claims and liability for bodily injury, personal injury and property damage based upon involving or arising out of ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing a single limit coverage in amount of not less than Ten Million Dollars ($10,000,000) per occurrence with an Additional Lessors or Premises Endorsements and containing an “Amendment of the Pollution Exclusion Endorsement” for damage caused by heat, smoke, fumes from a hostile fire. The limits of said insurance required by this Lease as carried by Lessee shall not, however limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by the Lessee shall be primary to and not contributory with, any similar insurance carried by Lessor whose insurance shall be considered excess insurance only.

Section 7.05  Lessee to Furnish Proof of Insurance.  Lessee shall furnish to Lessor prior to the Commencement Date, and at least thirty (30) days prior to the expiration date of any policy, certificates indicating that the property insurance and liability insurance required to be maintained by Lessee is in full force and effect for the twelve (12) month period following such expiration date; that Lessor has been named as an additional insured to the extent of contractual liability assumed in Section 7.07. “Indemnification” and Section 7.08. “Lessor as Party Defendant”; and that all such policies will not be canceled unless thirty (30) days’ prior written notice of the proposed cancellation has been given to Lessor. The insurance shall be with insurers approved by Lessor, provided, however, that such approval shall not be unreasonably withheld so long as Lessee’s insurance carrier has a Best’s Insurance Guide rating not less than A+ VIII. Within ten (10) business days after Lessee’s written request for same, Lessor shall furnish once during any calendar year, certificates indicating that the property insurance and liability insurance required to be kept by Lessor is in full force and effect.

Section 7.06  Mutual Waiver of Claims and Subrogation Rights.  Lessor and Lessee hereby release and relieve the other, and waive their entire claim of recovery for loss or damage to property arising out of or incident to fire, lightning, and the other perils included in a standard “all risk” insurance policy of a type described in Sections 7.01 and 7.02 above, when such property constitutes the Premises, or is in, on or about the Premises, whether or not such loss or damage is due to the negligence of Lessor or Lessee, or their respective agents, employees, guests, licensees, invitees, or contractors. Lessee and Lessor waive all rights of subrogation against each other on behalf of, and shall obtain a waiver of all subrogation rights from, all property and casualty insurers referenced above.

Section 7.07  Indemnification and Exculpation.

(a)           Except as otherwise provided in Section 7.07.(b), Lessee shall indemnify and hold Lessor free and harmless from any and all liability, claims, loss, damages, causes of action (whether in tort or contract, law or equity, or otherwise), expenses, charges, assessments, fines, and penalties of any kind, including without limitation, reasonable attorney fees, expert witness fees and costs, arising by reason of the death or injury of any person, including any person who is an employee, agent, invitee, sublessee, licensee, permittee, visitor, guest or contractor of Lessee, or by reason of damage to or destruction of any property, including property owned by Lessee or any person who is an employee, agent, sublessee, invitee, permitee, visitor, or contractor of Lessee, caused or allegedly caused (1) while that person or property is in or about the Premises; (2) by some condition of the Premises; (3) by some act or omission by Lessee or its agent, employee, licensee, invitee, guest, visitor or contractor or any person in, adjacent, on, or about the Premises with the permission, consent or sufferance of Lessee; (4) by any matter connected to or arising out of Lessee’s occupation and use of the Premises, or any breach or default in timely observance or performance of any obligation on Lessee’s part to be observed or performed under this Lease.

(b)           Notwithstanding the provisions of Section 7.07.(a) of this Lease, Lessee’s duty to indemnify and hold Lessor harmless shall not apply to any liability, claims, loss or damages arising because of the active negligence or willful acts of misconduct of Lessor or its agents, employees or contractors or which is or could be covered by the insurance Lessor is required to carry under this Lease. Lessor hereby waives all claims against Lessee for any damage which is or could be covered by the insurance Lessee is required to carry under this Lease.

(c)           Lessee hereby waives all claims against Lessor for damages to goods, wares and merchandise and all other personal property in, on or about the Premises and for injury or death to persons in, on or about the Premises from any cause arising at any time to the fullest extent permitted by law. In no event shall Lessor be liable (i) for lost profits or other consequential damages arising from any cause or (ii) for any damage which is or could be covered by the insurance Lessee is required to carry under this Lease.

Section 7.08  Lessor as Party Defendant.  If by reason of an act or omission of Lessee or any of its employees, agents, invitees, licensee, visitors, guests or contractors, Lessor is made a party defendant or a cross-defendant to any action involving the Premises or this Lease, Lessee shall hold harmless and indemnify Lessor from all liability or claims of liability, including all damages, attorney fees and costs of suit.

ARTICLE VIII
DAMAGE OR DESTRUCTION

Section 8.01  Destruction of the Premises.

(a)           In the event of a partial destruction of the Premises (i.e., affecting less than fifty percent (50%) of its Rentable Area) during the Lease Term from any cause, Lessor, upon receipt of, and to the extent of, insurance proceeds paid in connection with such casualty and deductibles paid by Lessee, shall forthwith repair the same, provided the repairs can be made within a reasonable time under state, federal, county and municipal applicable law, but such partial destruction shall in no way annul or void this Lease, (except as provided in Section 8.01.(b) below) provided that Lessee shall be entitled to a proportionate credit for rent equal to rental income insurance proceeds received by Lessor, provided further, that if Lessor failed to carry such insurance as required by Article VII hereof, Lessee shall nonetheless be entitled to an abatement of rent to the same extent as if Lessor had carried such insurance from such insurance as is required under Section 7.01. Lessor shall use diligence in making such repairs within a reasonable time period, subject to the Force Majeure provisions of Section 17.21, in which instance the time period shall be extended accordingly, and this Lease shall remain in full force and effect, with the rent to be proportionately reduced as provided in this Section. If the Premises are damaged by any peril within twelve (12) months prior to the last day of the Lease Term and, in the reasonable opinion of the Lessor’s architect or construction consultant, the restoration of the Premises cannot be substantially completed within ninety (90) days after the date of such damage Lessor may terminate this Lease on sixty (60) days written notice to Lessee.

(b)           If the Building is damaged or destroyed by any cause to the extent of more than fifty percent (50%) of its total Rentable Area during the Lease Term, Lessor shall notify Lessee within sixty (60) days after such damage or destruction whether it will repair the same within twelve months (12) (subject to the Force Majeure provisions of Section 17.21) from the date of such notice and if Lessor states that it will not repair within said twelve months (12) (subject to Force Majeure) this Lease shall terminate ten (10) business days after Lessor gives its notice. In the event of termination, Lessee shall pay to Lessor all insurance proceeds, if any, received by Lessee as a result of the damage or destruction, except to the extent allocable to unamortized (sixty (60) equally monthly amounts over the five (5) year period following installation of same) Tenant Improvements or other Alterations installed therein at Lessee’s sole cost and expense.

Section 8.02  Waiver of Civil Code Remedies.  Lessee hereby expressly waives any right to terminate this Lease upon damage or destruction to the Premises, including without limitation any right pursuant to the provisions of Section 1932, Subdivisions 1 and 2 and Section 1933, Subdivision 4, of the California Civil Code, as amended from time-to-time, and the provisions of any similar law hereinafter enacted.

Section 8.03 No Abatement of Rentals. The Base Rent, Additional Rent and any other amounts due under this Lease shall not be reduced or abated by reason of any damage or destruction to the Premises (except as provided in Section 8.01.(a) above with respect to rental loss insurance), and Lessor shall be entitled to all proceeds of the insurance maintained pursuant to Section 7.01. above during the period of rebuilding pursuant to Section 8.01. above, or if the Lease is terminated pursuant to Section 8.01. above. Lessee shall have no claim against Lessor, including, without limitation, for compensation for inconvenience or loss of business, profits or goodwill during any period of repair or reconstruction.

Section 8.04 Liability for Personal Property. In no event shall Lessor have any liability for, nor shall it be required to repair or restore, any injury or damage to Lessee’s personal property or to any other personal property or to Alterations (except to the extent Lessor receives insurance proceeds to repair damage to same) in or upon the Premises by Lessee.

ARTICLE IX

REAL PROPERTY TAXES

Section 9.01 Payment of Taxes. Subject to Lessee timely paying Lessor the same in advance as provided below, Lessor shall pay all real property taxes, including any escaped or supplemental tax and any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license, fee, charge, excise or imposition (“real property tax”), imposed, assessed or levied on or with respect to the Project by any Federal, State, County, City or other political subdivision or public authority having the direct or indirect power to tax, including, without limitation, any improvement district or any community facilities district (including the district established for purposes of constructing the Seaport Boulevard improvements and other improvements as required in the Development Agreement or by the City of Redwood City (“Community Facility District”), as against any legal or equitable interest of Lessor in the Project or against the Project or any part thereof applicable to the Project for all periods of time included within the Lease Term (as the same may be extended and during any holdover period), as well as any government or private cost sharing agreement assessments made for the purpose of augmenting or improving the quality of services and amenities normally provided by government agencies. All such payments shall be made by Lessee directly pursuant to Section 4.05 hereof no later than ten (10) days after Lessor’s delivery to Lessee of a statement of the real property tax due, together with a copy of the applicable tax bill. Notwithstanding the foregoing, Lessee shall not be required to pay any net income taxes, franchise taxes, or any succession or inheritance taxes of Lessor. If at anytime during the Lease Term, the State of California or any political subdivision of the state, including any county, city, city and county, public corporation, district, or any other political entity or public corporation of this state, levies or assesses against Lessor a tax, fee, charge, imposition or excise on rents under the Lease, the square footage of the Premises or Project, the act of entering into this Lease, or the occupancy of Lessee, or levies or assesses against Lessor any other tax, fee, or excise, however described, including, without limitation, a so-called value added, business license, transit, commuter, environmental or energy tax fee, charge or excise or imposition related to the Project as a direct substitution in whole or in part for, or in addition to, any real property taxes on the Project the same shall be included n real property taxes and Lessee shall pay ten (10) days before delinquency or ten (10) days after receipt of the tax bill, whichever is later, that tax, fee, charge, excise or imposition except to the extent estimated real property taxes are billed and paid monthly. Real property taxes payable by Lessee hereunder shall not include real property taxes applicable to other office/research and development buildings within the Project or the legal parcels on which such buildings are located, but Lessee shall pay one hundred percent (100%) of real property taxes applicable to the Premises and the Property.

Section 9.02 Pro Ration for Partial Years. If any such real property taxes paid by Lessee shall cover any period prior to the Commencement Date or after the Expiration Date of the Lease Term, Lessee’s share of such real property taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to any extent required. If Lessee shall fail to pay any such real property taxes, Lessor shall have the right to pay the same in which case Lessee shall repay such amount to Lessor within ten (10) days after written demand, together with interest at the Agreed Rate.

Section 9.03  Personal Property Taxes.

(a)           Lessee shall pay prior to delinquency all taxes imposed, assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

(b)           If any of Lessee’s said personal property shall be assessed with Lessor’s real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee’s property.

(c)           If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee’s next rent installment together with interest at the Agreed Rate.

Section 9.04.  Lessee’s Right to Contest Real Property Taxes. Lessee at its sole cost and expense shall have the right, at any time, to seek a reduction in the assessed valuation of the Premises or to contest any real property taxes that are to be paid by Lessee with respect to solely the Premises but Lessee must still pay such taxes timely as required hereunder. If Lessee seeks a reduction or contests any such real property taxes, the failure on Lessee’s part to pay such real property taxes shall not constitute a default as long as Lessee complies with the provisions of this Section. Lessor shall not be required to join in any proceeding or contest brought by Lessee unless the provisions of any law require that the proceeding or contest be brought by or in the name of Lessor or any owner of the Premises. In that case Lessor shall join in the proceeding or contest or permit it to be brought in Lessor’s name as long as Lessor is not required to bear any cost or expense. Lessor, on final determination of the proceeding or contest, shall immediately pay or discharge any decision or judgment rendered, together with all costs, fees, charges, interest, penalties and all other amounts incidental to the decision or judgment.

ARTICLE X
UTILITIES

Section 10.01  Lessee to Pay. Lessee shall pay prior to delinquency and throughout the Lease Term, all charges for water, gas, heating, cooling, sewer, telephone, electricity, garbage, air conditioning and ventilation, janitorial service, and all other materials, services and utilities supplied to the Premises. The disruption, failure, lack or shortage of any service or utility due to any cause whatsoever shall not affect any obligation of Lessee hereunder, and Lessee shall faithfully keep and observe all the terms, conditions and covenants of this Lease and pay all rent due hereunder, all without diminution, credit or deduction, provided that, Lessor shall credit Lessee to the extent of any rental interruption proceeds Lessor receives as a result of such disruption, failure, lack or shortage of services or utility.

ARTICLE XI
ASSIGNMENT AND SUBLETTING

Section 11.01 Lessor’s Consent Required. Except as provided in Section 11.02, Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, license or otherwise transfer or encumber all or any part of Lessee’s interest in this Lease or in the Premises or any part thereof, without Lessor’s prior written consent which Lessor shall not unreasonably withhold or delay. Lessor shall respond in writing to Lessee’s request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance, subletting or licensing without such consent shall be void, and shall constitute a breach of this Lease. By way of example, but not limitation, reasonable grounds for denying consent include: (i) poor credit history or insufficient financial strength of transferee (but, with respect to a sublease of less than fifty percent (50%) of the Buildings, not necessarily financial strength as great as that of Lessee), (ii) transferee’s intended use of the Premises is inconsistent with the permitted use or will materially and adversely affect Lessor’s interest. Lessee shall reimburse Lessor upon demand for Lessor’s reasonable costs and expenses (including attorneys’ fees, architect fees and engineering fees) involved in renewing any request for consent whether or not consent is granted.

Section 11.02 Lessee Affiliates. Lessee may assign or sublet the Premises, or any portion thereof, to any corporation which controls, is controlled by, or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all of Lessee’s stock or all, or substantially all of the assets of Lessee as a going concern of the business that is being conducted on the Premises (“Affiliate”), provided that said assignee or sublessee assumes, in full, the obligations of Lessee under this Lease and provided further that the use to which the Premises will be put does not materially change. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease.

Section 11.03  No Release of Lessee. Regardless of Lessor’s consent, no subletting or assignment shall release Lessee of Lessee’s obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee.

Section 11.04 Excess Rent. In the event Lessor shall consent to a sublease or an assignment, Lessee shall pay to Lessor with its regularly scheduled Base Rent payments, fifty percent (50%) of all sums and the fair market value of all consideration collected or received by Lessee from a sublessee or assignee which are in excess of the Base Rent and Additional Rent due and payable with respect to the subject space pursuant to Article IV for the time period encompassed by the sublease or assignment term, after first deducting (i) reasonable leasing commissions paid by Lessee with respect to such sublease or assignment, and (ii) that portion of the cost of Tenant Improvements paid by Lessee which remains unamortized (using an amortization schedule of the first sixty (60) months of the Lease Term) during any portion of the sublease or assignment term.

Section 11.05 No Impairment of Security. Lessee’s written request to Lessor for consent to an assignment or subletting or other form of transfer shall be accompanied by (a) the name and legal composition of the proposed transferee; (b) the nature of the proposed transferee’s business to be carried on in the Premises; (c) the terms and provisions of the proposed transfer agreement; and (d) such financial and other reasonable information as Lessor may request concerning the proposed transferee.

Section 11.06  Lessor’s Recapture Rights.

(a)           Lessor’s Recapture Rights. Notwithstanding any other provision of this Article 11, in the event that Lessee proposes to sublease or assign or otherwise transfer any interest in this Lease or the Premises or any part thereof affecting, in the aggregate with all other such subleases, assignments, or transfers then in effect, more than seventy five thousand (75,000) rentable square feet within the Building (“Recapture Space”) for more than the lesser of (i) three (3) years, or (ii) fifty percent (50%) of the then remaining Lease Term, then Lessor shall have the option to recapture the Recapture Space by written notice to Lessee (Recapture Notice) given within ten (10) business days after Lessor receives any notice of such proposed assignment or sublease or other transfer (“Transfer Notice”). A timely Recapture Notice terminates this Lease for the Recapture Space, effective as of the date specified in the Transfer Notice. If Lessor declines or fails timely to deliver a Recapture Notice, Lessor shall have no further right under this Section 11.06 to the Recapture Space unless it becomes available again after transfer by Lessee.

(b)           Consequences of Recapture. To determine the new Base Rent under this Lease if Lessor recaptures the Recapture Space, the then current Base Rent (immediately before Lessor’s recapture) under the Lease shall be multiplied by a fraction, numerator of which is the square feet of the Rentable Area retained by Lessee after Lessor’s recapture and the denominator of which is the total square feet of the Rentable Area before Lessor’s recapture. The Additional Rent, to the extent that it is calculated on the basis of the square feet within the Building, shall be reduced to reflect Lessee’s proportionate share based on the square feet of the Building retained by Lessee after Lessor’s recapture. This Lease as so amended shall continue thereafter in full force and effect. Either party may require written confirmation of the amendments to this Lease necessitated by Lessor’s recapture of the Recapture Space. If Lessor recaptures the Recapture Space, Lessor shall, at Lessor’s sole expense, construct, paint, and furnish any partitions required to segregate the Recapture Space from the remaining Premises retained by Lessee as well as arrange separate metering of utilities.

ARTICLE XII
DEFAULTS; REMEDIES

Section 12.01  Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

(a)           The vacation of the Premises by Lessee for a period of time which would thereafter terminate Lessor’s insurance coverage at the Premises or cause an increase of Lessor’s insurance coverage at the Project or which for a period of more than six consecutive calendar months (other than vacation caused by damage or destruction and during the repair of same) or the commission of waste at the Premises or the making of an assignment or subletting in violation of Article XI, provided however, abandonment shall be considered to not occur if the Premises are maintained and occupied to the extent necessary to maintain the insurance on each and every portion of the Premises;

(b)           The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, if such failure continues for a period of five (5) business days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit in the form required by applicable Unlawful Detainer statutes such Notice shall constitute the notice required by this paragraph, provided that the cure period stated in the Notice shall be five (5) business days rather than the statutory three (3) days;

(c)           Lessee’s failure to provide (i) any instrument or assurance as required by Section 7.05 or (ii) estoppel certificate as required by Section 15.01 or (iii) any document subordinating this Lease to a Lender’s deed of trust if such failure continues for five (5) business days after written notice of the failure. In the event Lessor serves Lessee with a Notice to Perform Covenant or Quit in the form required by applicable Unlawful Detainer Statutes, such Notice shall constitute the notice required by this paragraph, provided that the cure period stated in the Notice shall be five (5) business days rather than the statutory three (3) days;

(d)           Lessee’s failure to deposit cash with Lessor in an amount sufficient to restore the Security Deposit to its original amount within the ten (10) day period provided in Section 4.06.

(e)           The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (a), (b), (c) or (d) above, if such failure continues for a period of ten (10) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee’s default is such that more than ten (10) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said ten (10) day period and thereafter diligently prosecutes such cure to completion;

(f)            (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) the filing by Lessee of a voluntary petition in bankruptcy under Title 11 U.S.C. or the filing of an involuntary petition against Lessee which remains uncontested for a period of sixty days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, provided, however, in the event that any provisions of this Section 12.01(e) is contrary to any applicable law, such provision shall be of no force or effect;

(g)           The discovery by Lessor that any financial statement given to Lessor by Lessee, or any guarantor of Lessee’s obligations hereunder, was materially false.

(h)           The occurrence of a material default and breach by Lessee under any other Lease between Lessee and Lessor (or any affiliate of Lessor) for Premises in Pacific Shores Center.

Section 12.02  Remedies. In the event of any such material default and breach by Lessee, Lessor may at any time thereafter, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default and breach:

(a)           Terminate Lessee’s right to possession of the Premises by any lawful means including by way of unlawful detainer (and without any further notice if a notice in compliance with the unlawful detainer statutes and in compliance with paragraphs (b), (c) and (d) of Section 12.01 above has already been given), in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee’s default including, but not limited to, (i) the cost of recovering possession of the Premises including reasonable attorney’s fees related thereto; (ii) the worth at the time of the award of any unpaid rent that had been earned at the time of the termination, to be computed by allowing interest at the Agreed Rate but in no case greater than the maximum amount of interest permitted by law, (iii) the worth at the time at the time of the award of the amount by which the unpaid rent that would have been earned between the time of the termination and the time of the award exceeds the amount of unpaid rent that Lessee proves could reasonably have been avoided, to be computed by allowing interest at the Agreed Rate but in no case greater than the maximum amount of interest permitted by law, (iv) the worth at the time of the award of the amount by which the unpaid rent for the balance of the Lease Term after the time of the award exceeds the amount of unpaid rent that Lessee proves could reasonably have been avoided, to be computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one per cent (1%), (v) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee’s failure to perform obligations under this Lease, including brokerage commissions and advertising expenses, expenses of remodeling the Premises for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant, and (vi) any other amounts, in addition to or in lieu of those listed above, that may be permitted by applicable law.

(b)           Maintain Lessee’s right to possession as provided in Civil Code Section 1951.4 in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor’s rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

(c)           Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state of California. Unpaid amounts of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the Agreed Rate.

Section 12.03  Default by Lessor. Lessor shall not be in default under this Lease unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying that Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor’s obligation is such that more than thirty (30) days are reasonably required for performance then Lessor shall not be in default if Lessor commences performance within such thirty day period and thereafter diligently prosecutes the same to completion. In the event Lessor does not commence performance within the thirty (30) day period provided herein, Lessee may perform such obligation and will be reimbursed for its expenses by Lessor together with interest thereon at the Agreed Rate. Lessee waives any right to terminate this Lease or to vacate the Premises on Lessor’s default under this Lease. Lessee’s sole remedy on Lessor’s default is an action for damages or injunctive or declaratory relief. Notwithstanding the foregoing, - nothing herein shall be deemed applicable in the event of Lessor’s delay in delivery of the Premises. In that situation, all rights and remedies shall be determined under Section 3.01 above.

Section 12.04  Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor’s designated agent within five (5) days after such amount is due and owing, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding Section 4.01 or any other provision of this Lease to the contrary.

ARTICLE XIII
CONDEMNATION OF PREMISES.

Section 13.01 Total Condemnation. If the entire Premises, whether by exercise of governmental power or the sale or transfer by Lessor to any condemnor under threat of condemnation or while proceedings for condemnation are pending, at any time during the Lease Term, shall be taken by condemnation such that there does not remain a portion suitable for occupation, this Lease shall then terminate as of the date transfer of possession is required. Upon such condemnation, all rent shall be paid up to the date transfer of possession is required, and Lessee shall have no claim against Lessor or the award for the value of the unexpired portion of this Lease Term.

Section 13.02  Partial Condemnation. If any portion of the Premises is taken by condemnation during the Lease Term, whether by exercise of governmental power or the sale for transfer by Lessor to an condemnor under threat of condemnation or while proceedings for condemnation are pending, this Lease shall remain in full force and effect except that in the event a partial taking leaves the Premises unfit for the conduct of the business of Lessee, then Lessee shall have the right to terminate this Lease effective upon the date transfer of possession is required. Moreover, Lessor shall have the right to terminate this Lease effective on the date transfer of possession is required if more than thirty-three percent (33%) of the total square footage of the Premises is taken by condemnation. Lessee and Lessor may elect to exercise their respective rights to terminate this Lease pursuant to this Section by serving written notice to the other within thirty (30) days after receipt of notice of condemnation. All rent shall be paid up to the date of termination, and Lessee shall have no claim against Lessor for the value of any unexpired portion of the Lease Term. If this Lease shall not be canceled, the rent after such partial taking shall be that percentage of the adjusted base rent specified herein, equal to the percentage which the square footage of the untaken part of the Premises, immediately after the taking, bears to the square footage of the entire Premises immediately before the taking. If Lessee’s continued use of the Premises requires alterations and repair by reason of a partial taking, all such alterations and repair shall be made by Lessee at Lessee’s expense. Lessee waives all rights it may have under California Code of Civil Procedure Section 1265.130 or otherwise, to terminate this Lease based on partial condemnation.

Section 13.03  Award to Lessee. In the event of any condemnation, whether total or partial, Lessee shall have the right to claim and recover from the condemning authority such compensation as may be separately awarded or recoverable by Lessee for loss of its business fixtures, or equipment belonging to

Lessee immediately prior to the condemnation. The balance of any condemnation award shall belong to Lessor (including, without limitation, any amount attributable to any excess of the market value of the Premises for the remainder of the Lease Term over the then present value of the rent payable for the remainder of the Lease Term) and Lessee shall have no further right to recover from Lessor or the condemning authority for any claims arising out of such taking, provided that Lessee shall have the right to make a separate claim in the condemnation proceeding, as long as the award payable to Lessor is not reduced thereby, for (i) the taking of the unamortized or undepreciated value of any leasehold improvements owned by Lessee that Lessee has the right to remove at the end of the Lease Term and that Lessee elects not to remove, (ii) reasonable removal and relocation costs for any leasehold improvements that Lessee has the right to remove and elects to remove (if condemnor approves of the removal), and (iii) relocation costs under Government Code section 7262, the claim for which Lessee may pursue by separate action independent of this Lease.

ARTICLE XIV
ENTRY BY LESSOR

Section 14.01 Entry by Lessor Permitted. Lessee shall permit Lessor and its employees, agents and contractors to enter the Premises and all parts thereof (i) upon twenty-four (24) hours notice (or without notice in an emergency), including without limitation, the Building and all parts thereof at all reasonable times for any of the following purposes: to inspect the Premises; to maintain the Premises; to make such repairs to the Premises as Lessor is obligated or may elect to make; to make repairs, alterations or additions to any other portion of the Project and (ii) upon twenty-four (24) hours notice to show the Premises and post “To Lease” signs for the purposes of reletting during the last twelve (12) months of the Lease Term (provided that Lessee has failed to exercise its option to extend) or extended Lease Term to show the Premises as part of a prospective sale by Lessor or to post notices of nonresponsibility. Lessor shall have such right of entry without any rebate of rent to Lessee for any loss of occupancy or quiet enjoyment of the Premises hereby occasioned. Lessee shall have the right to accompany Lessor on any entry, provided that Lessor shall not be required to give Lessee any notice of an emergency entry and shall not be required to delay any noticed entry to accommodate Lessee’s exercise of its right to so accompany.

ARTICLE XV
ESTOPPEL CERTIFICATE

Section 15.01 Estoppel Certificate.

(a)           Either party shall at any time upon not less than fifteen (15) days’ prior written request from the other party execute, acknowledge and deliver to the other party a statement in writing (i) certifying, if true, that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying, if true, that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging, if true, that there are not, to such party’s knowledge, any uncured defaults on the part of the other party hereunder, or specifying such defaults if any are claimed and (iii) certifying or acknowledging such other matters as are requested by any prospective lender or buyer which are reasonably related to the loan or sale transaction. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

(b)           Either party’s failure to deliver such statement within such time shall be conclusive upon the other party (i) that this Lease is in full force and effect, without modification except as may be represented by the requesting party in the statement, (ii) that there are no uncured defaults in requesting party’s performance, and (iii) that not more than one month’s rent has been paid in advance.

ARTICLE XVI
LESSOR’S LIABILITY

Section 16.01 Limitations on Lessor’s Liability.  The term “Lessor” as used herein shall mean only the owner or owners at the time in question of the fee title of the Premises. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor’s obligations thereafter to be performed, except as to any claim Lessee may have as to any funds in the hands of Lessor or the then grantor at the time of such transfer, including without limitation, the Security Deposit, in which Lessee has an interest, which are not delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor’s successors and assigns, only during their respective periods of ownership. For any breach of this Lease by Lessor, the liability of Lessor (including all persons and entities that comprise Lessor, and any successor Lessor) and any recourse by Lessee against Lessor shall be limited to the interest of Lessor, and Lessor’s successors in interest, in and to the Premises including any sales proceeds or condemnation awards received by Lessor from the sale or condemnation of the Premises after said breach and (ii) any insurance coverage pertaining to such breach provided by policies carried pursuant to this Lease. On behalf of itself and all persons claiming by, through, or under Lessee, Lessee expressly waives and releases Lessor and each member, agent and employee of Lessor from any personal liability for breach of this Lease.

ARTICLE XVII
GENERAL PROVISIONS

Section 17.01 Severability.  The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

Section 17.02 Agreed Rate Interest on Past-Due Obligations.  Except as expressly herein provided, any amount due to either party not paid when due shall bear interest at the Bank of America prime rate (as the same may vary from day to day) plus one percent (1%) (“Agreed Rate”).  Payment of such interest shall not excuse or cure any default by Lessee under this Lease. Despite any other provision of this Lease, the total liability for interest payments shall not exceed the limits, if any, imposed by the usury laws of the State of California.  Any interest paid in excess of those limits shall be refunded to the payor by application of the amount of excess interest paid against any sums outstanding in any order that payee requires.  If the amount of excess interest paid exceeds the sums outstanding, the portion exceeding those sums shall be refunded in cash to the payor by the payee.  To ascertain whether any interest payable exceeds the limits imposed, any nonprincipal payment (including late charges) shall be considered to the extent permitted by law to be an expense or a fee, premium, or penalty rather than interest.

Section 17.03 Time of Essence.  Time is of the essence in the performance of all obligations under this Lease.

Section 17.04 Additional Rent.  Any monetary obligation of Lessee to Lessor under the terms of this Lease shall be deemed to be Additional Rent and Lessor shall have all the rights and remedies for the nonpayment of same as it would have for nonpayment of Base Rent, except that the one year requirement of Code of Civil Procedure Section 1161(2) shall apply only to scheduled installments of Base Rent and not to any Additional Rent. All references to “rent”

(except specific references to either Base Rent or Additional Rent) shall mean Base Rent and Additional Rent.

Section 17.05 Incorporation of Prior Agreements, Amendments and Exhibits. This Lease (including Exhibits A, B, C, D, E, F, G, H, I, J, K and L) contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the Lessor nor any employees or agents of the Lessor has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the Lease Term except as otherwise specifically stated in this Lease. Neither party has been induced to enter into this Lease by, and neither party is relying on, any representation or warranty outside those expressly set forth in this Lease.

Section 17.06  Notices.

(a)           Written Notice.  Any notice required or permitted to be given hereunder shall be in writing and shall be given by a method described in paragraph (b) below and shall be addressed to Lessee or to Lessor at the addresses noted below, next to the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee, but delay or failure of delivery to such person shall not affect the validity of the delivery to Lessor or Lessee.

(b)           Methods of Delivery.

(i)            When personally delivered to the recipient, notice is effective on delivery. Delivery to the person apparently designated to receive deliveries at the subject address is personally delivered if made during business hours (e.g. receptionist).

(ii)           When mailed by certified mail with return receipt requested, notice is effective on receipt if delivery is confirmed by a return receipt.

(iii)          When delivery by overnight delivery Federal Express/Airborne/United Parcel Service/DHL WorldWide Express with charges prepaid or charged to the sender’s account, notice is effective on delivery if delivery is confirmed by the delivery service.

(c)           Refused, Unclaimed or Undeliverable Notices.  Any correctly addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be considered to be effective as of the first date that the notice was refused, unclaimed, or considered undeliverable by the postal authorities, messenger, or overnight delivery service.

Section 17.07 Waivers.  No waiver of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach of the same or any other provisions. Any consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of consent to or approval of any subsequent act. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor’s knowledge of such preceding breach at the time of acceptance of such rent.

Section 17.08 Recording.  Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a “short form” memorandum of this Lease for recording purposes, provided that Lessee shall also simultaneously execute in recordable form and delivering to Lessor a Quit Claim Deed as to its leasehold and any other interest in the Premises and hereby authorizes Lessor to date and record the same only upon the expiration or sooner termination of this Lease.

Section 17.09 Surrender of Possession; Holding Over.

(a)           At the expiration of the Lease, Lessee agrees to deliver up and surrender to Lessor possession of the Premises and all improvements thereon broom clean and, in as good order and condition as when possession was taken by Lessee, excepting only ordinary wear and tear (wear and tear which could have been avoided by first class maintenance practices and in accordance with industry standards shall not be deemed “ordinary”). Upon expiration or sooner termination of this Lease, Lessor may reenter the Premises and remove all persons and property therefrom. If Lessee shall fail to remove any personal property which it is entitled or obligated to remove from the Premises upon the expiration or sooner termination of this Lease, for any cause whatsoever, Lessor, at its option, may remove the same and store or dispose of them, and Lessee agrees to pay to Lessor on demand any and all expenses incurred in such removal and in making the Premises free from all dirt, litter, debris and obstruction, including all storage and insurance charges. If the Premises are not surrendered at the end of the Lease Term, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including, without limitation, actual damages for lost rent and with respect to any claims of a successor occupant.

(b)           If Lessee, with Lessor’s prior written consent, remains in possession of the Premises after expiration of the Lease Term and if Lessor and Lessee have not executed an express written agreement as to such holding over, then such occupancy shall be a tenancy from month to month at a monthly Base Rent equivalent to one hundred fifty percent (150%) of the monthly rental in effect immediately prior to such expiration, such payments to be made as herein provided for Base Rent. In the event of such holding over, all of the terms of this Lease, including the payment of Additional Rent all charges owing hereunder other than rent shall remain in force and effect on said month to month basis.

Section 17.10 Cumulative Remedies.  No remedy or election hereunder by Lessor shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity, provided that notice and cure periods set forth in Article XII are intended to extend and modify statutory notice provisions to the extent expressly stated in Section 12.01.

Section 17.11 Covenants and Conditions.  Each provision of this Lease to be observed or performed by Lessee shall be deemed both a covenant and a condition.

Section 17.12  Binding Effect; Choice of Law.  Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Article XVI, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California and any legal or equitable action or proceeding brought with respect to the Lease or the Premises shall be brought in Santa Clara County, California.

Section 17.13 Lease to be Subordinate.  Lessee agrees that this Lease is and shall be, at all times, subject and subordinate to the lien of any mortgage or other encumbrances which Lessor may create against the Premises including all renewals, replacements and extensions thereof provided, however, that regardless of any default under any such mortgage or encumbrance or any sale of the Premises under such mortgage, so long as Lessee timely performs all covenants and conditions of this Lease and continues to make all timely payments hereunder, this Lease and Lessee’s possession and rights hereunder shall not be disturbed by the mortgagee or anyone claiming under or through such mortgagee. Lessee shall execute any documents subordinating this Lease within ten (10) days after delivery of same by Lessor so long as the Lender agrees therein that this Lease will not be terminated if Lessee is not in default following a foreclosure, including, without limitation, any Subordination Non-Distribution and Attornment Agreement (“SNDA”) which is substantially in the form attached hereto as Exhibit “F.”

Section 17.14 Attorneys’ Fees.  If either party herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to recover its reasonable attorney’s fees, expert witness fees and costs as fixed by the Court.

Section 17.15 Signs.  Lessee shall not place any sign upon the exterior of the Building without Lessor’s prior written consent, which consent shall not be unreasonably withheld provided that any such signage shall be subject to approval by the City of Redwood City and shall comply with the signage described in Exhibit “G” hereto. Lessee, at its sole cost and expense, after obtaining Lessor’s prior written consent, shall install, maintain and remove prior to expiration of this Lease (or within ten (10) days after any earlier termination of this Lease) all signage in full compliance with (i) all applicable law, statutes, ordinances and regulations and (ii) all provisions of this Lease concerning Alterations. Lessee shall have access to any monument sign or Project entrance sign which Lessor installs for use by Project occupants.

Section 17.16 Merger.  The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

Section 17.17 Guarantor.  [Intentionally Omitted]

Section 17.18 Quiet Possession.  Upon Lessee timely paying the rent for the Premises and timely observing and performing all of the covenants, conditions and provisions on Lessee’s part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire Lease Term, subject to all of the provisions of this Lease.

Section 17.19 Easements.  Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and conditions, covenants and restrictions, so long as such easements, rights, dedications, Maps and conditions, covenants and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned or other documents, and take such other actions, which are reasonably necessary or appropriate to accomplish such granting recordation and subordination of the Lease to same, upon request of Lessor, and failure to do so within ten (10) business days of a written request to do so shall constitute a material breach of this Lease.

Section 17.20 Authority.  Each individual executing this Lease on behalf of a corporation, limited liability company or partnership represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of such entity in accordance with a duly adopted resolution of the governing group of the entity empowered to grant such authority, and that this Lease is binding upon said entity in accordance with its terms. Each party shall provide the other with a certified copy of its resolution within ten (10) days after execution hereof, but failure to do so shall in no manner (i) be evidence of the absence of authority or (ii) affect the representation or warranty.

Section 17.21 Force Majeure Delays.  In any case where either party hereto is required to do any act (other than the payment of money), delays caused by or resulting from Acts of God or Nature, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor or materials or equipment, government regulations, delay by government or regulatory agencies with respect to approval or permit process, unusually severe weather, or other causes beyond such party’s reasonable control (“Force Majeure Delay”) the time during which act shall be completed, shall be deemed to be extended by the period of such delay, whether such time be designated by a fixed date, a fixed time or “a reasonable time.”

Section 17.22 Hazardous Materials.

(a)           Definition of Hazardous Materials and Environmental Laws.  “Hazardous Materials” means any (a) substance, product, waste or other material of any nature whatsoever which is or becomes listed regulated or addressed pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. sections 9601, et seq. (“CERCLA”); the Hazardous Materials Transportation Act (“HMTA”) 49 U.S.C. section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. section 6901, et seq. (“RCRA”); the Toxic Substances Control Act, 15 U.S.C. sections 2601, et seq.

(“TSCA”); the Clean Water Act, 33 U.S.C. sections 1251, et seq.; the California Hazardous Waste Control Act, Health and Safety Code sections 25100, et seq.; the California Hazardous Substances Account Act, Health and Safety Code sections 26300, et seq.; the California Safe Drinking Water and Toxic Enforcement Act, Health and Safety Code sections 25249.5, et seq.; California Health and Safety Code sections 25280, et seq.; (Underground Storage of Hazardous Substances); the California Hazardous Waste Management Act, Health and Safety Code sections 25170.1, et seq.; California Health and Safety Code sections 25501. et seq. (Hazardous Materials Response Plans and Inventory); or the Porter-Cologne Water Quality Control Act, California Water Code sections 13000, et seq., all as amended, or any other federal, state or local statute, law, ordinance, resolution, code, rule, regulation, order or decree regulating, relating to or imposing liability (including, but not limited to, response, removal and remediation costs) or standards of conduct or performance concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter may be in effect (collectively, “Environmental Laws”); (b) any substance, product, waste or other material of any nature whatsoever whose presence in and of itself may give rise to liability under any of the above statutes or under any statutory or common law theory based on negligence, trespass, intentional tort, nuisance, strict or absolute liability or under any reported decisions of a state or federal court, (c) petroleum or crude oil, including but not limited to petroleum and petroleum products contained within regularly operated motor vehicles and (d) asbestos.

(b)           Lessor’s Representations and Disclosures.  Lessor represents that it has provided Lessee with a description of the Hazardous Materials on or beneath the Property as of the date hereof, attached hereto as Exhibit I and incorporated herein by reference and that except as described in the documents identified in Exhibit “I,” Lessor has no actual knowledge of any Hazardous Materials at the Property. Lessee acknowledges that in providing the attached Exhibit I, Lessor has satisfied its obligations of disclosure pursuant to California Health & Safety Code Section 25359.7 which requires:

“Any owner of nonresidential real property who knows, or has reasonable cause to believe, that any release of hazardous substances has come to be located on or  beneath that real property shall, prior to the sale, lease or rental of the real property by that owner, give written notice of that condition to the buyer, lessee or renter of the real property.”

(c)           Use of Hazardous Materials.  Lessee shall not cause or permit any Hazardous Materials to be brought upon, kept or used in, on or about the Project by Lessee, its agents, employees, contractors, licensee, guests, visitors or invitees without the prior written consent of Lessor. Lessor shall not unreasonably withhold such consent so long as Lessee demonstrates to Lessor’s reasonable satisfaction that such Hazardous Materials are necessary or useful to Lessee’s business and will be used, kept and stored in a manner that complies with all applicable Environmental Laws. Lessee shall, at all times, use, keep, store, handle, transport, treat or dispose all such Hazardous Materials in or about the Property in compliance with all applicable Environmental Laws. Prior to the expiration or earlier termination of the Lease, Lessee shall remove from the Project all Hazardous Materials used or brought onto the Premises during the Lease Term by anyone other than Lessor, its agents, employees or contractors.

(d)           Lessee’s Environmental Indemnity.  Lessee agrees to indemnify and hold Lessor harmless from any liabilities, losses, claims, damages, penalties, fines, attorney fees, expert fees, court costs, remediation costs, investigation costs, or other expenses resulting from or arising out of the use, storage, treatment, transportation, release, presence, generation, or disposal of Hazardous Materials on, from or about the Project, and/or subsurface or ground water, after the Commencement Date from an act or omission of Lessee (or Lessee’s successor), its agents, employees, invitees, vendors, contractors, guests or visitors.

(e)           Lessee’s Obligation to Promptly Remediate.  If the presence of Hazardous Materials on the Premises after the Commencement Date results from an act or omission of Lessee (or Lessee’s successors), its agents, employees, invitees, vendors, contractors, guests, or visitors results in contamination or deterioration of the Property or any water or soil beneath the Property, Lessee shall promptly take all action necessary or appropriate to investigate and remedy that contamination, at its sole cost and expense, provided that Lessor’s consent to such action shall first be obtained, which consent shall not be unreasonably withheld.

(f)            Notification.  Lessor and Lessee each agree to promptly notify the other of any communication received from any governmental entity concerning Hazardous Materials or the violation of Environmental Laws that relate to the Property.

(g)           Lessor’s Environmental Indemnity.  In no event shall Lessee be responsible for, and Lessor shall indemnify and hold Lessee, its agents and employees harmless with respect to, remediation of Hazardous Materials identified in Exhibit “I” which are at the Premises prior to the Commencement Date.

Section 17.23  Modifications Required by Lessor’s Lender.  If any lender of Lessor requires a modification of this Lease that will not increase Lessee’s cost or expense or materially and adversely change Lessee’s rights and obligations, this Lease shall be so modified and Lessee shall execute whatever documents are required by such lender and deliver them to Lessor within ten (10) days after the request.

Section 17.24 Brokers.  Lessor and Lessee each represents to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for the real estate brokers or agents identified on the signature page hereof (“Brokers”) and that they know of no other real estate broker or agent who is entitled to a commission or finder’s fee in connection with this Lease. Each party shall indemnify, protect, defend, and hold harmless the other party against all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including reasonable attorney fees) for any leasing commission, finder’s fee, or equivalent compensation alleged to be owning on account of the indemnifying party’s dealings with any real estate broker or agent other than the Brokers. The terms of this Section 17.24 shall survive the expiration or earlier termination of the Lease Term.

Section 17.25  Not an Offer by Lessor; Effectiveness of Lease.  The submission of this Lease to Lessee shall be for examination purposes only and shall not constitute an offer to or option for Lessee to lease the Premises. Execution of this Lease by Lessee and its return to Lessor shall constitute an offer by Lessee to lease the Premises but not be binding upon Lessor, notwithstanding any time interval, unless and until Lessor has, in fact, executed and delivered this Lease to Lessee, it being intended that this Lease shall only become effective upon execution by Lessor and delivery of a fully executed counterpart to Lessee.

Section 17.26  Acknowledgment of Notices.  Lessor has provided and Lessee hereby acknowledges receipt of the Notices attached as Exhibits J and K hereto, concerning the presence of certain uses and operations of neighboring parcels of land.

Section 17.27 List of Exhibits.

REF. PAGE

EXHIBIT A:	Real Property Legal Description, Site Plan, and Building Elevations

EXHIBIT B:	Plans and Specifications for Shell Building

EXHIBIT C:	Work Letter Agreement for Tenant Improvements and Interior Specification Standards

EXHIBIT D:	Cost Responsibilities of Lessor and Lessee

EXHIBIT E:	Memorandum of Commencement of Lease Term and Schedule of Base Rent

EXHIBIT F:	SNDA

EXHIBIT G:	Signage Exhibit

EXHIBIT H:	Guaranty of Lease [Intentionally Omitted]

EXHIBIT I:	Hazardous Materials Disclosure

EXHIBIT J:	Notice to Tenants

EXHIBIT K:	Notice to Tenants

EXHIBIT L:	Rules and Regulations

EXHIBIT M:	Letter of Credit

LESSOR AND LESSEE EACH HAS CAREFULLY READ AND HAS REVIEWED THIS LEASE AND BEEN ADVISED BY LEGAL COUNSEL OF ITS OWN CHOOSING AS TO EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOWS ITS INFORMED AND VOLUNTARY CONSENT THERETO.  EACH PARTY HEREBY AGREES THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS AND CONDITIONS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

Executed at San Jose, California, as of the reference date.

LESSOR:		ADDRESS:

PACIFIC SHORES DEVELOPMENT, LLC,
a Delaware limited liability company

By: TECHNOLOGY LAND, LLC,		c/o Jay Paul Company
a Delaware limited liability company		353 Sacramento Street, Suite 1740
San Francisco, California 94111

By:	/s/ Jay Paul
Jay Paul, President

With a copy to:

Thomas G. Perkins, Esq. 99 Almaden Boulevard., 8th Floor San Jose, California 95113 Telephone: (408) 993-9911 Facsimile: (408) 286-3312

LESSEE:		ADDRESS:

NUANCE COMMUNICATIONS, INC.,
a Delaware corporation
(Before Commencement Date)

By:	/s/ Graham V. Smith	Pacific Shores Center

	Graham V. Smith	Building 4
(type or print name)		Redwood City, California
Its:	V.P. and C.F.O.	(After Commencement Date)

BROKER EXECUTION

By signing below, the indicated real estate broker or agent is not being made a party hereto, but is signifying its agreement with the provisions hereof concerning brokerage.

LESSOR’S BROKER:	ADDRESS:

CORNISH & CAREY COMMERCIAL	2804 Mission College Boulevard
Suite 120
Santa Clara, California 95054

By:

(type or print name)
Its:

LESSEE’S BROKER:	ADDRESS:

CRESA PARTNERS

By:

(type or print name)
Its:

EXHIBIT A
TO
PACIFIC SHORES DEVELOPMENT, LLC
LEASE
TO

NUANCE COMMUNICATIONS, INC.
a Delaware corporation
as
LESSEE

for

PREMISES
at
Pacific Shores Center
Building 3
Redwood City, California

REAL PROPERTY LEGAL DESCRIPTION,
SITE PLAN AND BUILDING ELEVATIONS

(See Attached)

EXHIBIT B
TO
PACIFIC SHORES DEVELOPMENT, LLC
LEASE
TO

NUANCE COMMUNICATIONS, INC.
a             corporation
as

LESSEE

for

PREMISES
at
Pacific Shores Center
Building 3
Redwood City, California

SHELL BUILDING PLANS AND SPECIFICATIONS

(To be provided)

[intial illegible]

NOTE:  Shell Building Plans and Specifications shall be consistent with DES Exterior Skin Package Progress Printing  dated April 24, 2000.

                                                                                                                                                       [intial illegible]

Piping off owner-installed vertical risers

Specialized caging

Special piping for Tank Farm (If installed)

Hot water heating system

Cool water system

HVAC units

Duoting controls

Air Tempering System’s

Elevators and elevator pits (Otis Elevator Lessor Specs)

Mechanical platforms, screens and associated roof accessories

Stairs

Electrical service (Lessor to provide exterior conduit)

EXHIBIT C
TO
PACIFIC SHORES DEVELOPMENT, LLC
LEASE
TO
NUANCE COMMUNICATIONS, INC.
a Delaware corporation
as
LESSEE

for

PREMISES
at
Pacific Shores Center
Building 3
Redwood City, California

WORK LETTER AGREEMENT FOR TENANT IMPROVEMENTS
AND INTERIOR SPECIFICATION STANDARDS

This agreement supplements the above referenced Lease executed concurrently herewith and is as follows:

1.  Lessee shall devote such time as may be necessary to complete and obtain, by the respective dates specified in Section 2.04(d) of the Lease, Lessor’s written approval, and approval by appropriate government authorities, of the final Working Drawings.  The Working Drawings, as they may be modified or provided herein, shall be prepared by Lessee in accordance with the design specified by Lessee and approved by Lessor.  Lessee shall be responsible for the suitability, for Lessee’s needs and business, of the design and function of all Tenant Improvements.  All improvements to be constructed by Lessor as shown on the Working Drawings, standard or special, shall be defined as “Tenant Improvements.”  All Tenant Improvements materials shall be of a quality equal to or greater than the quality of materials described on the Interior Specification Standards attached hereto as Schedule One.

2.  Lessor shall cause General Contractor to complete the construction of the Tenant Improvements in a good and workmanlike manner and in substantial accordance with the Working Drawings. Lessor shall not, however, be responsible for procuring or installing in the Premises any trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property (“Personal Property”) to be used in the Premises by Lessee, and the cost of such Personal Property shall be paid by Lessee. Lessee shall conform to all Project standards in installing any Personal Property and shall be subject to any and all rules of the site during construction.

3.  Payment for the Tenant Improvements shall be pursuant to Section 2.04(g) of the Lease.

4.  Lessee shall, by signing the Working Drawings within the time set forth in Section 2.04 (d) of the Lease, give Lessor authorization to complete the Tenant Improvements in accordance with such Working Drawings.  If Lessee shall request any change, addition or alteration in the approved Working Drawings, Lessor shall promptly give Lessee a written estimate of the cost of engineering and design services to prepare a change order (the “Change Order”) in accordance with such request and the time delay expected because of such request.  If Lessee, in writing, approves such written estimate, Lessor shall have the Change Order prepared and Lessee shall concurrently reimburse Lessor for the cost thereof.  Promptly upon the completion of such Change Order, Lessor shall notify Lessee in writing of the cost and delay which will be chargeable to Lessee by reason of such change, addition or deletion.  Lessee shall within three (3) business days notify Lessor in writing whether it desires to proceed with such change, addition or deletion, and in the absence of such written authorization, the Change Order will be deemed canceled and Lessee shall be chargeable with any delay in the completion of the Premises resulting from the processing of such Change Order, including the three (3) business day approval period.

5.  If the completion of the Tenant Improvements in the Premises is delayed (i) at the request of Lessee, (ii) by Lessee’s failure to comply with the time frames set forth in Section 2.04(d), or (iii) by changes in the work ordered by Lessee or by extra work ordered by Lessee, or (iv) because Lessee chooses to have additional work performed by Lessor, then Lessee shall be responsible for all costs and any expenses occasioned by such delay including, without limitation, any costs and expenses attributable to increases in labor or materials; and there shall be no delay in the commencement of Lessee’s obligation to pay Rent because of Lessor’s failure to complete the Tenant Improvements on time and any such delay in completion shall constitute Lessee Delay for purposes of Section 3.01(a) of the Lease.

Each person executing this Work Letter Agreement certifies that he or she is authorized to do so on behalf of and as the act of the entity indicated.  Executed as of the reference date of the Lease, at San Jose (Santa Clara County), California.

PACIFIC SHORES DEVELOPMENT, LLC	NUANCE COMMUNICATIONS, INC.
	a	corporation

By:		By:
Jay Paul
Its:	Manager		(Type or print name)
Its:

By:

(Type or print name)
Its:

61

SCHEDULE ONE
TO
EXHIBIT C
TO
PACIFIC SHORES DEVELOPMENT, LLC
LEASE
TO
NUANCE COMMUNICATIONS, INC.
FOR
Pacific Shores Center
Building 3
Redwood City, California

INTERIOR SPECIFICATION STANDARDS

ABBREVIATED BUILDING STANDARDS

For Pacific Shores

Note:  The Tenant Improvements shall be Class “A” and, subject to subsection 2.04(d), their quality must be at a minimum, per the following standards:

GENERAL OFFICE

CUSTOM CABINETRY

SCOPE:  All materials and labor for the construction and installation of Cabinetry and all related accessories per WIC Standards.

A.                                   Trade Standards: Woodworking Institute of California (WIC) latest edition Section 15 and 16 for plastic laminated casework and plastic laminated countertops. Color of plastic laminate to be selected by Architect

B.                                     All cabinetry to be constructed to “Custom-Grade” Specifications. Cabinetry to be flush overlay construction.

C.                                     Plastic Laminate:  High Pressure thermoset laminated plastic surfacing material to equal or surpass NEMA LD3, Nevamar, WilsonArt or approved equal.

1.                                       Countertops, shelf-tops, splashes, and edges:  Grade GP 50, 0.050 inches thick.

2.                                       All other exposed vertical surfaces:  Grade GP 28, 0.028 inches thick

3.                                       Semi-exposed backing sheet:  Grade CL 20, 0.020 inches thick

4.                                       Concealed backing sheet:  Grade BK 20, 0.020 inches thick

D.                                    Adhesives:  Bond surfaces to Type 11 as recommend by Plastic Laminate Manufacturer.

E.                                      Hinges: Heavy-duty concealed self-closing hinges.  Amount of hinges per Door per WIC.  Stanley or approved equal

F.                                      Door and Drawer Pulls: Wire-pull with 4-inch centers; Dull Chrome finish; Stanley 4483 or approved equal.

G.                                     Drawer slides: Heavy-duty grade with ball-bearings. Stanley, Klein, or approved equal

H.                                    Door Catches: Heavy-duty commercial friction type.

1.                                       Recessed Adjustable Shelf Standards: Aluminum or zinc-plated recessed type; Knape & Vogt with clips or approved equal.

J.                                        Base and Wall Cabinets including doors: 3/4-inch thick medium density particleboard:

1 .                                    Conceal all fastenings.

2.                                       Provide clear spaces as required for mechanical and electrical fittings

3.                                       Plastic laminate and self-edge all shelves.

4.                                       Provide 3/4-inch thick doors and drawer faces.

5.                                       Unless indicated otherwise, all shelving to be adjustable.

6.                                       Provide back and ends on all cabinets.

7.                                       All exposed cabinet faces to be plastic-laminated.

K.                                    Countertops and Shelving: 3/4-inch thick medium density particleboard. Backsplash to be 3/4 inches thick, glued and screwed into top with scribed edges. Joints in countertop to be not closer than 24 inches from sinks. Joints shall be shop fitted, splined, glued and mechanically fastened.

L.                                      Installation of Cabinetry shall be per WIC instructions, Custom Grade.

WOOD DOORS

SCOPE:            All materials and labor necessary for the installation of Wood Doors, required accessories and preparations for hardware.

A.                                   Non-rated Wood Doors: 1-3/4 inch thick, flush, solid core, plain sliced Birch veneer with Birch edge. Cores may be either of the following: Glued block Hardwood Core per NWMA or Particleboard Core per NWMA. Manufacturer: Algoma, Weyerhaeuser, or approved equal.

B.                                     Fire-rated Wood Doors: 1-3/4 inch thick, flush, solid core, plain sliced Birch face veneer with Birch Edge with mineral core per rating. Manufacturer: Algoma, Weyerhaeuser, or approved equal. Doors shall have a permanent UL label.

C.                                     Vision Panels (where applies): Fire rated vision panel where required. Set in square metal stop to match metal doorstops as provided by doorframe manufacturer.

D.                                    Doors shall be 8’- 0” x 3’-0” leafs typical.

ALUMINUM DOOR AND WINDOW FRAMES

SCOPE:            All materials and labor necessary for the installation of Aluminum Door Frames.

A.                                   Frame Manufacturers:  Raco, or Ragland Manufacturing Company, Inc.

B.                                     Door Frames:  Non-rated and 20-minute label, Raco “Trimstyle” frame with Trim 700 (3/8 inch by 1- 1/2 inch) with no exposed fasteners.

C.                                     Finish, Door and Window Frame Extrusions, Wall Trim:

1.                                       Painted and oven-cured with “Duralaq” finish.

2.                                       Color:  Clear.

3.                                       Finish shall meet or exceed requirements of AAMA Specifications 603.

4.                                       Coat inside of frame profile with bituminous coating to a thickness of 1/16 inch where in contact with dissimilar materials.

DOOR HARDWARE

SCOPE: All materials and labor for the installation of all Door Hardware, locksets, closers, hinges, miscellaneous door hardware.

A.                                   Swinging Door Lockset and Cylinder:  Schlage “L” series with lever handle with 6 pin  cylinder.

B.                                     Keyway:  Furnish blank keyways to match existing master-key system. Match existing keyways.

C.                                     Finishes:  Satin Chrome, 626 finish. Paint closers to match.

D.                                    Kickplates:  16 gauge stainless steel; 10 inches high: width to equal door width less 2 inches.

HARDWARE SCHEDULE

Hardware Group A  (Typical, rated, single door)

1	Lockset	Schlage	L9050PD
1-1/2 pair	Butt Hinges	Hager	BB1279
1	Closer	Norton	700 Series
1	Stop	Quality	(332 @ carpet)
1	Smoke Seal	Pemko

Hardware Group B  (Typical, rated, closet/service door)

1	Lockset	Schlage	L9080PD
1-1/2 pair	Butt Hinges	Hager	BB1279
1	Closer	Norton	700 Series w/ hold-open
1	Stop	Quality	(332 @ carpet)
1	Smoke Seal	Pemko

Hardware Group C  (Typical, non-rated door)

1	Lockset	Schlage	L9050PD
1-1/2 pair	Butt Hinges	Hager	BB1279
1	Stop	Quality	(332 @ carpet)

Hardware Group D  (Typical, non-rated, closet/service door)

1	Lockset	Schlage	L9080PD
1-1/2 pair	Butt Hinges	Hager	BB1279
1	Stop	Quality	(332 @ carpet)

Hardware Group E  (Card-access door)

1	Electric Lockset	Schlage	L9080PDGU
1-1/2 pair	Butt Hinges	Hager	BB1279 - NRP (2 pr @ 8’ door)
1	Electric Butt	Hager	ETW
1	Closer	Norton	700 Series w/ hold-open
1	Stop	Quality	331-ES (332 @ carpet)

Hardware Group F  (Typical, double door)

1	Electric Lockset	Schlage	L9050PD
3 pair	Butt Hinges	Hager	BB1270
1	Auto Flush Bolt	Glyn Johnson	FB-8
1	Dustproof Strike	Glyn Johnson	DP2
2	Closer	Norton	7700 Series
2	Stop	Quality	331-ES (332 @ carpet)
1	Astragal	Pemko	355CS
1	Coordinator	Glyn Johnson	COR-2
1	Smoke Seal	Pemko	S88W

GLAZING

SCOPE:    All materials and labor for the installation of Glass.

A.                                   Manufacturers: PPG Industries, or Viracon, Inc. See glazing schedule below.

B.                                     Shop prepares all glazing. Edges to have no chips or fissures.

C.                                     Glazing Materials:

1.                                       Safety Glass:  ASTM C1048, fully tempered with horizontal tempering, Condition A uncoated, Type 1 transparent flat, Class 1 clear, Quality q3 glazing select, conforming to ANSI Z97.1

2.                                       Mirror Glass:  Clear float type with copper and silver coating, organic overcoating, square polished edges, 1/4-inch thick,

3.                                       Wire Glass: Clear, polished both sides, square wire mesh of woven stainless steel wire 1/2 inch x 1/2 inch grid; 1/4 inch thick.

4.                                       Tempered Glass:  1/4 inch thick, no tong marks. UL rated for 1-hour rating.

5.                                       Spacers:  Neoprene.

6.                                       Tape to be poly-iso-butylene.

D.                                    Schedule:

1 .                                    Type A:  1/4-inch thick mirror, annealed, heat strengthened, or full tempered as required.

2.                                       Type B:  1/4 inch thick clear float glass, annealed, heat strengthened, or full tempered as required.

3.                                       Type C:  1/4-inch thick wire glass plate, square pattern “Baroque”

LIGHT GAUGE METAL FRAMING

SCOPE:  All materials and labor necessary for the installation of metal framing and related accessories.

A.                                   Structural Studs:  14 gauge punched channel studs with knurled screw-type flanges, prime-coated steel.  Manufacturer: United States Gypsum SJ or approved equal. Submit cut-sheet of material.

B.                                     Partition Studs:  20 gauge studs with key-hole shaped punch-outs at 24 inches on center. Manufacturer:  United States Gypsum ST or approved equal.

C.                                     Fasteners for Structural Studs:  Metal screws as recommended by metal system manufacturer.  Weld at all structural connection points.

D.                                    Reinforce framed door and window openings with double studs at each jamb (flange-to-flange and weld) and fasten to runners with screws and weld. Reinforce head with 14 gauge double stud same width as wall.  Screw and weld.

E.                                      Provide all accessories as required to fasten metal-framing per manufacturers recommendations.

F.                                      Provide and install flat-strapping at all structural walls (walls with concrete footings beneath the walls). Minimum bracing shall be 25 % of structural walls shall be braced with flat-strapping per Manufacturers recommendations.  Weld at all strap ends and at all intermediate studs.

G.                                     Provide foundation clips at 4’-0” on center at structural walls.  Anchor with 1/2 inch diameter by 10 inch long anchor bolts.

H.                                    Non-structural interior partitions shall be anchored with power-driven fasteners at 4’-0” on center at the concrete slab.

ACOUSTIC CEILING SYSTEM

SCOPE:            All materials and labor for the installation of the Acoustic Ceiling System including T-Bar system, Acoustic Ceiling Panels, Suspension wiring and fastening devices and Glued-down Ceiling Panels.

A.                                   Manufacturer:  Armstrong, or approved equal.  Exposed T-bar system; factory painted; steel construction; rated for intermediate duty.

D.                                    Acoustical Tile: “Second Look”, conforming to the following:

1 .                                    Size:  24 x 48 inches.

2.                                       Thickness:  3/4 inches.

3.                                       Composition:  Mineral.

4.                                       NRC Range:  .55 to .60.

5.                                       STC Range:  35 to 39.

6.                                       Flame Spread:  ASTME84,0-25. UL Label, 25 or under.

7.                                       Edge:  Tegular, Lay-in.

8.                                       Surface Color:  White.

9.                                       Surface Finish:  Factory-applied washable vinyl latex paint.

G.                                     Installation to be per ASTM C636 structural testing. Lateral support for each 96 square feet of ceiling flared at 45 degrees in 4 directions.

H.                                    Provide clips for panel uplift restraints at all panels, 2 per panel.

GYPSUM WALLBOARD

SCOPE:    Provide all materials and labor for the installation of Gypsum Wallboard including all accessories and finishes.

A.                                   Standard Gypsum Wallboard:  ASTM C36;.  Ends square cut, tapered edges.

B.                                     Fire Resistant Gypsum Wallboard:  ASTM C36, 5/8 inches thick Type X.  Ends square cut, tapered edges.  See Drawings for locations.

C.                                     Moisture-resistant gypsum wallboard:  ASTM C630-90.

D.                                    Joint-reinforcing Tape and Joint Compound:  ASTM C475, as manufactured by or recommended by wallboard manufacturer. Minimum 3 coat application for a smooth finish.

E.                                      Corner Bead:  Provide at all exposed outside corners;

F.                                      L-shaped edge trim:  Provide at all exposed intersections with different materials.

G.                                     All work shall be done in accordance with the USG recommended method of installation.

1.                                       Finish:  smooth.

PAINTING

A.                                   Paint Manufacturers:  ICI,  Dunn-Edwards Corporation, Kelly Moore.

B.                                     Paint colors shall be selected by the Architect.

C.                                     Painting Schedule: Provide for 4 different color applications

1 .                                    P-1:  “Field”.  Color to be selected.

2.                                       P-2:  “Accent”.  Color to be selected.

3.                                       P-3:  “Accent”.  Color to be selected.

4.                                       P-4:  “Accent”.  Color to be selected.

D.                                    Interior Gypsum Wallboard:

1.                                       Primer: Vinyl Wall Primer/Sealer.

2.                                       1 stand 2nd Coat:  Eggshell Acrylic Latex.

E.             Metal Framing:

1.                                       Primer:  Red Oxide, shop-primed (for non-galvanized) if exposed.

F.             Wood Work, Wood Doors:

1.                                       Two coats of transparent finish. Sand lightly between coats with steel wool.

INSULATION

A.            R-15 in exterior walls.

B.            R-25 on Roof.

C.            Sound batts in conference, restroom and lobby walls.

ROOF EQUIPMENT

A.                                   Stainless steel mechanical platform and associated access stairs and guard rail system

B.                                     EIFS roof screen to match detail of exterior GFRC Panel.

FULL HEIGHT GLAZED PARTITION

A.                                   1/4” glazed partition, in building standard aluminum frame

FINISHES

A.                                   Vinyl Composite Tile:  Armstrong stonetex, 12” x 12”

B.                                     Resilient Base:  Burke rubber wall base, 4” top set or cove, as appropriate for VCT or carpet.

C.                                     Window Coverings:  Miniblinds, Levelor, color: TBD

D.                                    Carpet:

Option 1:	Designweave, Windswept Classic 30 oz. (Direct glue installation) or equal

Option 2: (cut pile) Upgrade	Designweave, Tempest Classic 32 oz. (Direct glue Upgrade installation) or equal.

Option 3: (cut pile) Upgrade	Designweave, Sabre Classic, 38 oz. (Direct glue Upgrade installation) or equal.

KITCHEN FIXTURES

A.                                   Sink:  Ekkay stainless steel, GECR-2521-L&R, 20 gauge, 25”w x 21  1/4” D x 5 3/8” D, ADA compliant.

B.                                     Kitchen Faucet:  American Standard, Silhouette Single control, #4205 series, spout 9  3/4”.

KITCHEN APPLIANCES

A.            Dishwasher:

Option 1:	GE GSD463DZWW, 24’W x 24 3/4” D x 34-35” H, 9 gallons/wash
Option 2:	Bosch, SHU5300 series, 5.4 gallons/wash-with water heater

B.                                     Refrigerator:

Full Size:	GE, “S” series top-mount, TBX16SYZ, 16.4 cubic feet, recessed, recessed handles, 28” W x 29 1/8” D x 66 3/4” H, white, optional factory installed ice-maker.

Under-counter:

Option 1:	U-Line, #29R, 3.5 cubic feet, white
Option 2:	U-Line, Combo 29FF, Frost Free with factory installed icemaker, 2.1 cubic feet, white

C.                                     Microwave: GE, Spacemaker II JEM25WY, Midsize, 9 cubic feet, 800 watts, 23 13/16” W x 11 13/16”D x 12 5/16” H

Option 1:	Under counter Mounting Kit, #4AD19-4
Option 2:	Accessory Trim Kit # JXB37WN, 26 1/8” W X 18 1/4” H (built-in application)

D.                                    Garbage Disposal: ISE #77, 3/4” horsepower

E.                                      Water Heater: To be selected by DES.

PUBLIC SPACES

FRONT BUILDING LOBBY

Walk Off Matts:	Design Materials, Sisel, Calcetta #68. Natural, 100% coir

Floor Tile:	3/8” x 18” x 18” Stone or Marble set in mortar bed in recessed slab as approved by Owner

Transition Strips:	5/16” x 1 1/2” x random length strips, cherry wood flooring

Corridor Carpeting:	Carpet over pad, Atlas, New Vista or as approved by Owner

Lobby Ceiling:	Suspended gypsum board ceiling, Painted

Building Lobby: Pendant Fixture	Akarl shades hanging #J1-9 3/4” x 5’-2” or equal as approved by owner.

Stairs & Mezzanine Railing:

P & P Railing, Modesto with custom cherry guard rail Rep: Oliver Capp (805) 241-8810. Hand and guard railing P & P Railings, Modesto stainless steel railing with horizontal spirals and custom cherry guard rail cap by others, fittings dark gray metallic or equal as approved by Owner.

BACK BUILDING LOBBY & EMERGENCY STAIRS

Walk Off Matts:	Design Materials, Sisal, Calcutta #68, Natural, 100% coir.

Treads & Landings:	Carpet covered concrete, as approved by Owner

Stringers, Risers & Handrails	Painted steel stringer, eggshell finish enamel.

Ceiling:	Suspended gypsum board ceiling.

ELEVATORS

Cars:	(1) 3800 lb, (1) 3500 lb 150 ft/min by Otis

Elevator Doors:	Stainless Steel

Elevator Interior Paneling:	Cherry veneer with stainless steel reveals and railing

Elevator Floor:	Slate 3/8” x 18” x 18” tile as approved by Owner.

RESTROOMS

Counter tops:	Stone/marble or equal as approved by Owner

Walls at Lavatories:	Eggshell finish, latex paint, Benjamin Moore

Floor at Toilets:	2” x 2” matte porcelain ceramic floor tiles, thin set, Dal-tile.

Walls at Toilets:	2” x 2” matte porcelain ceramic floor tiles, thin set, Dal-tile.

Ceiling:	Suspended gypsum board ceiling.

Toilet compartments:

A.                                   Manufactured floor-anchored metal toilet compartments and wall-hung urinal screens.

B.                                     Approved Manufacturer, Global Steel Products Corp, or approved equal.

C.                                     Toilet Partitions: Stainless Steel finish.

D.                                    Hardware: Hinges: Manufacturer’s standard self-closing type that can be adjusted to hold door open at any angle up to 90 degrees. Latch and Keeper: Surface-mounted latch unit, designed for emergency access, with combination rubber-faced door strike and keeper. Coat Hook: Combination hook and rubber-tipped bumper. Door Pull: Manufacturer’s standard.

Ceramic Tile

A.                                   Manufacturer:  Dal-Tile or approved equal.

B.                                     Size: 4-1/4” x 4-1/4” for walls, 8 x 8 for floors, 3/4” liner strip as accent.

C.                                     Glaze:  Satin glaze for walls, unglazed tile for floors.

D.                                    Color:  As selected by Architect.

E.                                      Accessories:  Base, corners, coved cap and glazed to match

F.                                      Wall and floor installation:  per applicable TCA

G.                                     Waterproof Membrane: Chloraloy or approved equal.

H.                                    Tile Backer Board:  1/2 inch thick wonderboard

I.                                         Grout:  Commercial Portland Cement Grout; Custom Building Products or approved equal

J.                                        Mortar: Latex-Portland cement mortar; Custom Building Products or approved equal.

RESTROOM:

Toilet:	Kohler/American Standard, commercial quality.

Urinal:	Kohler/American Standard, commercial quality.

Lavatory:	Kohler/American Standard, undercounter.

Lavatory Faucet:	Kroin handicap lavatory faucet #HV1LH, polished chrome.

Soap Dispenser Counter:	Bobrick, 8226, Lavatory mounted for soaps, 34 fl oz.

Toilet accessories:

A.                                   Manufacturer: Bobrick Washroom Equipment, or approved equal.

B.                                     Schedule: Model numbers used in this schedule are Bobrick (134) unless otherwise noted.

C.                                     Combination Paper Towel Dispenser/Waste Receptacle: Recessed, Model B-3944, one per restroom #7151 and 7152, and two per restroom #7050 and 7061.

D.                                    Feminine Napkin Vendor: Recessed, combination napkin/tampon vendor, Model B-3500, with 25 cent operation, one per each women’s toilet room.

E.                                      Soap Dispenser: Lavatory mounted dispenser, Model B-822, one per each lavatory.

F.                                      Toilet Paper Dispenser: Surface-mounted, Model JRT, JR Escort, “In-Sight” by Scott Paper Company, one per stall.

G.                                     Toilet Seat Cover Dispenser: Recessed, wall-mounted, Model B-301, one per stall.

H.                                    Sanitary Napkin Disposal: Recessed, wall-mounted, Model B-353, one per each women’s handicapped and odd stall.

I.                                         Sanitary Napkin Disposal: Partition-mounted, Model B-354 (serves two stalls).

J.                                        Grab Bars: Horizontal 36”, B6206-36: 42”, B62-6-42: one per each handicapped stall.

K.                                    Mop/Broom Holders: B223-24 (one per janitor closet).

L.                                      Paper Towel Dispensers: Recessed mounted, Model B-359, one at side wall adjacent to sink.

TENANT CORRIDORS

Walls:	Eggshell finish, latex paint, Benjamin Moore.

Floors:	Level loop carpet over pad with 4” resilient base as approved by Owner.

Ceiling:	24” x 24” x 3/4” thick fine fissured type mineral fiber, Armstrong Cirus acoustical tile (beveled regular edge) in a 24” x 24” Donn Fineline suspended grid, white finish.

Water Fountain:	Haws Model #1114 Stainless Steel #4.

Cross Corridor Smoke Detector:	3’-6” x full height, 20 minute rated, pocket assembly, on magnetic hold opens.

Corridor Wall Sconce	Carpyen “Berta” 35cm x 33 cm, engraved curved opaque glass, 2 x 7-9W, #G-23.or equal as approved by owner

ELECTRICAL

A.                                   50 foot candles at working surface.

B.                                     3 Bulb 2x4 parbolic fixtures

C.                                     1/2 20 Amp circuit for each hard wall office

D.                                    Electrical Devices:   Recessed wall mounted devices with plastic cover plate. Color: white, multi-gang plate 80400 Series duplex wall outlets.

E.                                      Telephone/Data Outlets:  Recessed wall mounted, Standard 2x4 wall box with 3/4” EMT conduit from box to sub out above ceiling walls pull string, cabling, terminations and cover-plates, color:  white, provided by tenant’s vendor.  Tenant shall furnish telephone backboard.

F.                                      Light Switches:  Dual level rocker type, mounted at standard locations, with plastic cover plate, 5325-W cover plate single switch B0401-W, double switch B0409-W. Decors by Leviton, colors: white, and will comply with Title 24 Energy Codes.  Decors by Leviton.

MECHANICAL

A.                                   VAV Reheat system - design/build. Each floor to have a minimum of thirty zones. Provide reheat boxes on all zones on top floor and at all exterior zones on lower floor. System shall meet T-24 for ventilation.. Design shall be for 73 deg. Ambient interior temperature and 2 1/2 watts per sq. ft. min.

FIRE SPRINKLER SYSTEM

As required by NFPA & factory mutual standard hazard, seismically braced.

END

EXHIBIT D
TO
PACIFIC SHORES DEVELOPMENT, LLC
LEASE
TO
NUANCE COMMUNICATIONS, INC.
a Delaware corporation
as
LESSEE

for

PREMISES
at
Pacific Shores Center
Building 3
Redwood City, California

COST RESPONSIBILITIES OF LESSOR AND LESSEE
FOR SHELL TENANT IMPROVEMENTS

A.    Lessor is responsible for the construction of the building shell improvements which shall include the following items:

Soils Engineer
Civil Engineer
Architectural and Structural Engineer
Landscaping

Empty Electrical Conduits will be provided from the street to the future electrical room for a 2500 Amp. Service 277/480 volt service capability for each building . The electrical conduits will be stubbed up above the floor level.

Lessor to provide two vertical risers for fire sprinklers.
Testing and Inspection for the shell.
Building Permits for the Shell and exterior Premises.

Utility Connection Fee (Fire Protection).
Area Fees
Construction Insurance
Construction Interest
Construction Taxes
Land Interest (if any)
Temporary Facilities
All site work to include:

Site clearing and grading
Excavating/Fill
Soil compaction
Site drainage
Site utilities
Paving
Curbs and gutters
Sidewalks
Parking lot lights
Curb painting and parking lot striping and markings as required by the City.

Fences, to include special enclosures for trash
Irrigation System
Lawns and planting
Building Shells to include:

Concrete Formwork
Concrete Reinforcement (if used)
Cast in pace concrete (if used)
Metal decking (if used)

Metal framing (if used)
Rough carpentry as related to shell
Millworks as related to Shell
Glue-Lam structure (if used)
Building roof installation
Roofing tiles
Flashing
Drainage Systems for Roof
Roof Pitch Pans
Caulking/Sealants
Exterior Metal Door/Frames related to the Shell
Wood or Glass Doors as designated as related to the
Exterior Shell
Overhead Doors
Anodized Aluminum Windows
Finish Hardware as related to the Shell Doors
Glass Glazing as specific on plans
Storefront if desired
Gutters over front and rear entrances

Exterior Loading Docks as specific on plans
Water Supply stubbed to the ground floor (first floor of each Building only)
Roof drainage
Gas piping to face of building at First Floor
Telephone and computer conduits between Buildings
All Government fees applying to the exterior premises and shell.

B.      The following shall be considered interior improvements costs and shall be the responsibility of the Lessee subject to the tenant improvement allowance as provided in the Lease:

Interior Building Permits
Gypsum drywall
Ceramic Tile or elate Tile in Lobbies
Quarry Tile as specified
Flag Pole
Meal door framing
All interior Wood doors and Hardware
Custom Woodwork
Specialized Security construction
Interior Glass doors 2nd windows
Acoustical Treatment (suspended ceiling)
Resilient flooring
Any special flooring
Carpeting
Sprayed fire proofing if required by the code on structural
Steel and metal deck surfaces
Lift and Lift Operator
Interior Painting
Wall Coverings including Ceramic Tiles
Grease Interceptor if required
Drapery, Blinds or Shades
Pedestal floors
Toilet Compartments
Demountable partitions
Firefighting devices (Extinguishers)
Toilet and bath accessories
Lift (Dock levelers)
Plumbing fixtures, trims and vertical piping
Interior electrical distribution
Lighting
Electrical controls
Electrical Power Equipment
Built in Audio-Visual facilities
Built-in Projection screens
Water Treatment Discharge

Sinks in Coffee Rooms
Lunch Room plumbing for vending machines
Specialized security systems
Specialized Halon Fire Extinguishing systems
Fire sprinkler head drops and horizontal distribution
Piping off owner-installed vertical risers
Specialized caging
Special piping for Tank Farm (If installed)
Hot water heating system
Cool water system
HVAC units
Ducting controls
Air Tempering Systems
Elevators and elevator pits (Otis Elevator Lessor Specs)
Mechanical platforms, screens and associated roof accessories
Stairs
Electrical service (Lessor to provide exterior conduit)

EXHIBIT E
TO
PACIFIC SHORES DEVELOPMENT, LLC
LEASE
TO
NUANCE COMMUNICATIONS, INC.
a Delaware corporation
as
LESSEE

for

PREMISES
at
Pacific Shores Center
Building 3
Redwood City, California

MEMORANDUM
OF
COMMENCEMENT OF LEASE TERM

Pursuant to Article III, Section 3.01, paragraph (a) of the above-referenced Lease, the parties to said Lease agree to the following:

1.     The Commencement Date of the Lease is                 , 2001 and the Lease Term commenced on said date. The Expiration Date for the initial Lease Term is               , 2013.

2.               The date for commencement of rent for the Building is              , 2001.

3.               Attached hereto as a part hereof is a true and correct schedule of Base Rent.

4.               The total Rentable Area of the Building is                   (   ) rentable square feet.

Each person executing this Memorandum certifies that he or she is authorized to do so on behalf of and as the act of the entity indicated. Executed as of                       , 2000, at Redwood City (San Mateo County), California.

PACIFIC SHORES DEVELOPMENT, LLC		NUANCE COMMUNICATIONS, INC. a Delaware corporation

By:		By:
Jay Paul
Its:	Manager		(Type or print name)
Its:

By:

(Type or print name)
Its:

EXHIBIT F
TO
PACIFIC SHORES DEVELOPMENT, LLC
LEASE
TO
NUANCE COMMUNICATIONS, INC.
a Delaware corporation
as
LESSEE

for

PREMISES
at
Pacific Shores Center
Building 3
Redwood City, California

SNDA

(See Construction and Permanent SNDA Samples Attached)

ARTICLE XVIII

RECORDING REQUESTED AND
WHEN RECORDED RETURN TO:

[***]

SUBORDINATION, ACKNOWLEDGMENT OF LEASE ASSIGNMENT,
NONDISTRUBANCE AND ATTORNMENT AGREEMENT

AND ESTOPPEL CERTIFICATE

(Lease to Deed of Trust)

NOTICE:   THIS SUBORDINATION AGREEMENT RESULTS IN YOUR LEASE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF THE DEED OF TRUST (DEFINED BELOW).

THIS AGREEMENT AND CERTIFICATE is made this         day of                , 2000, between DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN BANK, a national banking association (“Lender”) and                                 , a                             (“Tenant”).

Recitals

A.                                             (“Landlord”), is the owner of real property (“Property”) located in                                  County, California, and legally described on Exhibit A.

B.            Tenant is a tenant of a portion of the Property (“Premises”) under a lease (“Lease”) with Landlord dated                            .

C.            Lender has agreed to make a loan (“Loan”) to Landlord.  In connection therewith, Landlord has executed or proposes to execute, a Construction Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing (“Deed of Trust”) encumbering the Property and securing, among other things, a promissory note (“Note”) in the principal sum of TWO HUNDRED FIFTY MILLION AND NO/100 DOLLARS ($250,000,000.00), of even date herewith, in favor of Lender, which Note is payable with interest and upon the terms described therein.  The Deed of Trust is to be recorded concurrently herewith.

D.            The Deed of Trust constitutes a present assignment to Lender of all right, title, and interest of Landlord under the Lease.

E.             Lender’s agreement to make the Loan is conditioned on Tenant’s specific and unconditional subordination of the Lease to the lien of the Deed of Trust such that the Deed of Trust at all times remains a lien on the Property, prior and superior to all the rights of Lessee under the Lease, and Tenant’s agreement to attorn to Lender if Lender obtains possession of the Property by foreclosure or deed in lieu of foreclosure. Tenant is willing to do so in consideration of the benefits to Tenant from the Loan and the Lease and Lender’s agreement not to disturb Tenant’s possession of the Premises under the Lease.

NOW, THEREFORE, Lender and Tenant agree as provided below.

1.             Subordination.  Tenant hereby intentionally and unconditionally subordinates the Lease and all of Lessee’s right, title and interest thereunder and in and to the Property to the lien of the Deed of Trust and all of Lender’s rights thereunder, including any and all renewals, modifications and extensions thereof and agrees that the Deed of Trust and any and all renewals, modifications and extensions thereof shall unconditionally be and at all times remain in lien on the Property prior and superior to the Lease.  Without limiting the generality of the foregoing, such subordination shall include all rights of Tenant in connection with any insurance or condemnation proceeds with respect to the Premises or Property.

2.             Acknowledgment. Tenant understands that Lender would not make the Loan without this Agreement and the subordination of the Lease to the lien of the Deed of Trust as set forth herein and that in reliance upon, and in consideration of, this subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for reliance upon this subordination. This Agreement is and shall be the sole and only agreement with regard to the subordination of the Lease to the lien of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Deed of Trust and the Lease, any prior agreement as to such subordination, including, without limitation, those provisions, if any, contained in the lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.

3.             Use of Proceeds. Lender, in making disbursements pursuant to the Note, the Deed of Trust or any loan agreement with respect to the property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in party.

4.             Nondisturbance. Lender agrees that Tenant’s possession of the Premises shall not be disturbed by Lender during the tem of the Lease, and Lender shall not join Tenant in any action or proceeding for the purpose of terminating the Lease, except upon the occurrence of a default by Tenant under the Lease and the continuance of such default beyond any cure period given to Tenant under the Lease.

5.             Attornment.  If Lender obtains possession of the Property by foreclosure or deed in lieu of foreclosure, Tenant shall attorn to Lender, be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and recognize Lender as the landlord under the Lease for the unexpired term of the Lease.  Such attornement shall be effective without Lender being (i) subject to any offsets or defenses, or otherwise liable, for any prior act or omission of Landlord, (ii) bound by any amendment, modification, or waiver of any of the provisions of the Lease, or by any separate agreement between Landlord and Tenant relating to the Premises or Property, unless any such action was taken with the prior written consent of Lender, (iii) liable for the return of any security or other deposit unless the deposit has been paid to Lender, (iv) bound by any payment of rent or other monthly payment under the Lease made by Tenant more than one (1) month in advance of the due date, or (v) bound by any option, right of first refusal, or similar right of Tenant to lease any portion of the Property (other than the Premises) or to purchase all or any portion of the Property.  Lender’s obligations as landlord under the Lease after obtaining possession of the Property by foreclosure or deed in lieu of foreclosure shall terminate upon Lender’s subsequent transfer of its interest in the Property.

6.             Termination of Lease.  Notwithstanding any other provision of this Agreement, in the event Lender obtains ownership of the Property by foreclosure or deed in lieu of foreclosure and the Lease requires the landlord to construct any improvements on the Premises or Property, the Lease shall terminate unless (i) Lender delivers written notice to Tenant expressly assuming such obligation within ten (10) days after the foreclosure sale or acceptance of the deed in lieu of foreclosure, or (ii) Tenant waives such obligation by delivery of written notice to Lender within ten (10) days after receiving notice of the foreclosure or deed in lieu of foreclosure.

7.             Covenants of Tenant.  Tenant covenants and agrees with Lender as follows:

(a)           Tenant shall pay to Lender all rent and other payments otherwise payable to Landlord under the Lease upon written demand from Lender.  The consent and approval of Landlord to this Agreement shall constitute an express authorization for Tenant to make such payments to Lender and a release and discharge of all liability of Tenant to Landlord for any such payments made to Lender.

(b)           Tenant shall enter into no material amendment or modification of any of the provisions of the Lease without Lender’s prior written consent.

(c)           Tenant shall not subordinate its rights under the Lease to any other mortgage, deed of trust, or other security instrument without the prior written consent of Lender.

(d)           In the event the Lease is rejected or deemed rejected in any bankruptcy proceeding with respect to Landlord, Tenant shall not exercise its option to treat the Lease as terminated under 11 U.S.C. (S) 365(h), as amended.

(e)           Tenant shall not accept any waiver or release of Tenant’s obligations under the Lease by Landlord, or any termination of the Lease by Landlord, without Lender’s prior written consent.

(f)            Tenant shall promptly deliver written notice to Lender of any default by Landlord under the Lease. Lender shall have the right to cure such default within thirty (30) days after the receipt of such notice. Tenant further agrees not to invoke any of its remedies under the Lease until the thirty (30) days have elapsed, or during any period that Lender is proceeding to cure the default with due diligence, or is attempting to obtain the right to enter the Premises and cure the default.

8.             Effect of Assignment. Notwithstanding that Landlord has made a present assignment of all of its rights under the Lease to Lender, Lender shall not be liable for any of the obligations of Landlord to Tenant under the Lease until Landlord has obtained possession of the Property by foreclosure or deed in lieu of foreclosure, and then only to the extent provided in paragraph 3 above.

9.             Estoppel Certifications. Tenant hereby certifies and represents to Lender as provided below.

(a)           The Lease constitutes the entire agreement between Landlord and Tenant relating to the premises and the Property.

(b)           The Lease is in full force and effect, and has not been amended, modified, or assigned by Tenant, either orally or in writing.

(c)           No payments to become due under the Lease have been paid more than one (1) month in advance of the due date.

(d)           Tenant has no present claim, offset or defense under the Lease, and Tenant has no knowledge of any uncured breach or default by Landlord or Tenant under the Lease or of any event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the lease.

(e)           Tenant has no knowledge of any prior sale, transfer, assignment, hypothecation or pledge of Landlord’s interest under the Lease or of the rents due under the Lease.

(f)            Except as otherwise provided in the Lease, Tenant has made no agreements with Landlord concerning free rent, partial rent, rebate of rental payments, setoff, or any other type of rental concession.

10.           Costs and Attorneys’ Fees.  In the event of any claim or dispute arising out of this Agreement, the party that substantially prevails shall be awarded, in addition to all other relief, all attorneys’ fees and other costs and expenses incurred in connection with such claim or dispute;  including without limitation those fees, costs, and expenses incurred before or after suit, and in any arbitration, and any appeal, any proceedings under any present or future bankruptcy act or state receivership, and any post-judgment proceedings.

11.           Notices.  All notices to be given under this Agreement shall be in writing and personally delivered or mailed, postage prepaid, certified or registered mail, return receipt requested, to Lender at the address indicated on the first page of this Agreement, and to Tenant at its address indicated below. All notices which are mailed shall be deemed given three (3) days after the postmark thereof. Either party may change their address by delivery of written notice to the other party.

12.           Miscellaneous.  This agreement may not be modified except in writing and executed by the parties hereto or their successors in interest.  This agreement shall inure to the benefit of and by binding upon the parties hereto and their successors and assigns.  As used herein “Landlord” shall include Landlord’s predecessors and successors in interest under the Lease, and “Lender” shall include any purchaser of the Property at any foreclosure sale.  All rights of Lender herein to collect rents on behalf of Landlord under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Landlord or others. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, such provision shall be considered severed from the rest of this Agreement and the remaining provisions shall continue in full force and effect as if such provision had not been included.  This Agreement shall be governed by the laws of the State of California.  This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same original.

DATED this                  day of                                    , 2000.

NOTICE:                       THIS SUBORDINATION AGREEMENT RESULTS IN YOUR LEASE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF THE DEED OF TRUST (DEFINED ABOVE). IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.

“LENDER”

DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN BANK, AS ADMINISTRATIVE AGENT.

By:
Its:

“TENANT”

’ a
By:
Its:
Address:

CONSENTED AND AGREED TO:

“LANDLORD”

PACIFIC SHORES DEVELOPMENT, LLC, a Delaware limited liability company

By:	WDLJ PACIFIC SHORES ASSOCIATES, LLC,
a Delaware limited liability company, a member

By:	Walton Street Real Estate Fund II, L.P.,
a Delaware limited partnership, a managing member

By:		Walton Street Managers II, L.P.,
a Delaware limited partnership, its general partner

		By:	WSC Managers II, Inc.,
a Delaware corporation, its general partner

	Witnesses:				By:
	Print Name:				Name:
Title:
Print Name:

	By:		Walton Street Real Estate Fund III, L.P.,
a Delaware limited partnership, a managing member

			By:	Walton Street Managers III, L.P.,
a Delaware limited partnership, its general partner

				By:	WSC Mangers III, Inc.,
a Delaware corporation, its general partner

	Witnesses:				By:
	Print Name:				Name:
	Print Name:				Title:

ALL SIGNATURES MUST BE ACKNOWLEDGED

SCHEDULE TWO
TO
EXHIBIT F
TO
PACIFIC SHORES DEVELOPMENT, LLC
LEASE
TO
NUANCE COMMUNICATIONS, INC.
a Delaware corporation
as
LESSEE

for

PREMISES
at
Pacific Shores Center
Building 3
Redwood City, California

SNDA

(See Construction and Permanent SNDA Samples Attached)

SUBORDINATION, NON-DISTURBANCE

AND ATTORNEMENT AGREEMENT

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”) made as of the               day of               , 2000, by and among Nomura Asset Capital Corporation (“Lender”),                                     (“Tenant”) and                                     (“Landlord”).

W I T N E S S E T H:

WHEREAS, Lender has agreed to make a loan (the “Loan”) of up to                        to Landlord;

WHEREAS, the Loan will be evidenced by a deed of trust note (the “Note”) of even date herewith made by Landlord to order of Lender and will be secured by, among other things, a deed of trust, assignment of leases and rents and security agreement (the “Deed of Trust”) of even date herewith made by Landlord to Lender covering the land (the “Land”) described on Exhibit A attached hereto and all improvements (the “Improvements”) now or hereafter located on the land (the Land and the Improvements hereinafter collectively referred to as the “Property”); and

WHEREAS, by a lease dated as of                         (which lease, as the same may have been amended and supplemented, is hereinafter called the “Lease”), Landlord leased to Tenant approximately          square feet of space located in the Improvements (the “Premises”); and

WHEREAS, the parties hereto desire to make the Lease subject and subordinate to the Deed of Trust.

NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

1.             The Lease, as the same may hereafter be modified, amended or extended, and all of Tenant’s right, title and interest in and to the Premises and all rights, remedies and options of Tenant under the Lease, are and shall be unconditionally subject and subordinate to the Deed of Trust and the lien thereof, to all the terms, conditions and provisions of the Deed of Trust, to each and every advance made or hereafter made under the Deed of Trust, and to all renewals, modifications, consolidations, replacements, substitutions and extensions of the Deed of Trust, so that at all times the Deed of Trust shall be and remain a lien on the Property prior and superior to the Lease for all purposes; provided, however, and Lender agrees, that so long as (A) no event has occurred and no condition exists, which would entitle Landlord to terminate the Lease or would cause, without further action of Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant from the Premises, (B) [***] (C) the Lease shall be in full force and effect and shall not have been otherwise modified or supplemented in any way without Lender’s prior written consent, (D) Tenant shall duly confirm its attornment to Lender or its successor or assign by written instrument as set forth in Paragraph 3 hereof, (E) neither Lender nor its successors or assigns shall be liable under any warranty of construction contained in the Lease or any implied warranty of construction, and (F) all representations and warranties made herein by Tenant shall be true and correct as of the date of such attornement; then, and in such event Tenant’s leasehold estate under the Lease shall not be terminated, Tenant’s possession of the Premises shall not be disturbed by Lender and Lender will accept the attornement of Tenant.

2.             Notwithstanding anything to the contrary contained in the Lease, Tenant hereby agrees that in the event of any act, omission or default by Landlord or Landlord’s agents, employees, contractors, licensees or invitees which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, or to reduce the rent payable thereunder or credit or offset any amounts against future rents payable thereunder, Tenant will not exercise any such right (i) until it has given written notice of such act, omission or default to Lender by delivering notice of such act, omission or default, in accordance with Paragraph 8 hereof, and (ii) until a period of not less than sixty (60) days for remedying such act, omission or default shall have elapsed following the giving of such notice. Notwithstanding the foregoing, in the case of any default of Landlord which cannot be cured within such sixty (60) day period, if Lender shall within such period proceed promptly to cure the same (including such time as may be necessary to acquire possession of the Premises if possession is necessary to effect such cure) and thereafter shall prosecute the curing of such default with diligence, then the time within which such default may be cured by Lender shall be extended for such period as may be necessary to complete the curing of the same with diligence. Lender’s cure of Landlord’s default shall not be considered an assumption by Lender of Landlord’s other obligations under the Lease. Unless Lender otherwise agrees in writing, Landlord shall remain solely liable to perform Landlord’s obligations under the Lease (but only to the extent required by and subject to the limitation included with the Lease), both before and after Lender’s exercise of any right or remedy under this Agreement. If Lender or any successor or assign becomes obligated to perform as Landlord under the Lease, such person or entity will be released from those obligations when such person or entity assigns, sells or otherwise transfers its interest in the Premises or the Property.

3.             Without limitation of any of the provisions of the Lease, in the event that Lender succeeds to the interest of Landlord or any successor to Landlord, then subject to the provisions of this Agreement including, without limitation, Paragraph 1 above, the Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to and accept Lender and to recognize Lender as its Landlord under the Lease for the then remaining balance of the term thereof, and upon request of Lender, Tenant shall execute and deliver to Lender an agreement of attornment reasonably satisfactory to Lender.

4.             If Lender succeeds to the interest of Landlord or any successor to Landlord, in no event shall Lender have any liability for any act or omission of any prior landlord under the Lease which occurs prior to the date Lender succeeds to the rights of Landlord under the Lease, nor any liability for claims, offsets or defenses which Tenant might have had against Landlord. In no event shall Lender have any personal liability as successor to Landlord and Tenant shall look only to the estate and property of Lender in the Land and the Improvements for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender as Landlord under the Lease, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to the Lease.

5.             Tenant agrees that no prepayment of rent or additional rent due under the Lease of more than one month in advance, and no amendment, modification, surrender or cancellation of the Lease, and no waiver or consent by Landlord under the terms of the Lease, shall be binding upon or as against Lender, as holder of the Deed of Trust, and as Landlord under the Lease if it succeeds to that position, unless consented to in writing by Lender. In addition, and notwithstanding anything to the contrary set forth in this Agreement, Tenant agrees that Lender, as holder of the Deed of Trust, and as Landlord under the Lease if it succeeds to that position, shall in no event have any liability for the performance or completion of any initial work or installations or for any loan or contribution or rent concession towards initial work, which are required to be made by Landlord (A) under the Lease or under any related Lease documents or (B) for any space which may hereafter become part of said Premises, and any such requirement shall be inoperative in the event Lender succeeds to the position of Landlord prior to the completion or performance thereof. Tenant further agrees with Lender that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Lender’s prior written consent.

6.             This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute and be construed as one and the same instrument.

7.             All remedies which Lender may have against Landlord provided herein, if any, are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Landlord or others. If any party consists of multiple individuals or entities, each of same shall be jointly and severally liable for the obligations of such party hereunder.

8.             All notices to be given under this Agreement shall be in writing and shall be deemed served upon receipt by the addressee if served personally or, if mailed, upon the first to occur of receipt of the refusal of delivery as shown on a return receipt, after deposit in the United States Postal Service certified mail, postage prepaid, addressed to the address of Landlord, Tenant or Lender appearing below, or, if sent by telegram, when delivered by or refused upon attempted delivery by the telegraph office. Such addresses may be changed by notice given in the same manner. If any party consists of multiple individuals or entities, then notice to any one of same shall be deemed notice to pay such party.

Lender’s Address:

Nomura Asset Capital Corporation
Two World Financial Center, Building B
New York, New York  10281-1198

Attn: Ms. Sheryl McAfee

Tenant’s Address:

Attn:

Landlord’s Address:

Attn:

9.             This Agreement shall be interpreted and construed in accordance with and governed by the laws of the State of California.

10.           This Agreement shall apply to, bind and inure to the benefit of the parties hereto and their respective successors and assigns. As used herein “Lender” shall include any subsequent holder of the Deed of Trust.

11.           Tenant acknowledges that Landlord has assigned to Lender its right, title and interest in the Lease and to the rents, issues and profits of the Property and the Property pursuant to the Deed of Trust, and that Landlord has been granted the license to collect such rents provided no Event of Default has occurred under, and as defined in, the Deed of Trust. Tenant agrees to pay all rents and other amounts due under the Lease directly to Lender upon receipt of written demand by Lender, and Landlord hereby consents thereto. The assignment of the Lease to Lender, or the collection of rents by Lender pursuant to such assignment, shall not obligate Lender to perform Landlord’s obligations under the Lease.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

NOMURA ASSET CAPITAL CORPORATION,
a Delaware corporation

By:
Name:
Title:

[LANDLORD]

By:

[TENANT]

By:

STATE OF CALIFORNIA      )

COUNTY OF                           )

On             , 2000, before me,                    the undersigned, a notary public in and for said state, personally appeared            , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

EXHIBIT G
TO
PACIFIC SHORES DEVELOPMENT, LLC
LEASE
TO
NUANCE COMMUNICATIONS, INC.
a Delaware corporation
as
LESSEE

for

PREMISES
at
Pacific Shores Center
Building 3
Redwood City, California

SIGNAGE EXHIBIT

(To be provided)

EXHIBIT G
to

PACIFIC SHORES DEVELOPMENT, LLC

LEASE
to

NUNANCE COMMUNICATION, INC.
a                                corporation
as
LESSEE
for
PREMISES
at
Pacific Shores Center
Building 3
Redwood City, California 94063

SIGNAGE EXHIBIT
SIGNAGE POLICY
SINGLE TENANT BUILDINGS

Each Tenant of single tenant Building will be permitted (subject to compliance with Section 17.15 of the Lease) to place one sign on a monument to be located near the entrance to the parking lot associated with the Building (“Monument”).  The exact size, design, color, location and materials of the Monument, and of the Tenant’s sign on the Monument, will be determined by Lessor in its sole and absolute discretion, provided that Lessor will not unreasonably withhold its consent to a Tenant sign which employs a design and color commonly used by such Tenant for marketing purposes so long as it fits within the space allocated by Lessor, and so long as it is in keeping with the overall design scheme of the Project.  Each such Tenant will also be permitted (subject to compliance with Section 17.15 of the Lease) to place one sign on the exterior surface of the Building.  Lessor reserves the right to allow different or additional signage anywhere in the Project, provided that, so long as Lessor may lawfully do so, Lessor will not reduce the size of space allocated on the Monument to a size smaller than that permitted as of the commencement date of the Lease, unless the size of the premises subject to the lease decreases from its size as of the lease commencement date or unless Lessor provides alternate signage of reasonably equivalent visibility.  All signs shall comply with the Pacific Shores Center Site Signage Master Plan (Redwood City Design Review Submittal 11-20-00).

EXHIBIT H
TO
PACIFIC SHORES DEVELOPMENT, LLC
LEASE
TO
NUANCE COMMUNICATIONS, INC.
a Delaware corporation
as
LESSEE

for

PREMISES
at
Pacific Shores Center
Building 3
Redwood City, California

Guaranty of Lease

[Intentionally Omitted]

EXHIBIT I
TO
PACIFIC SHORES DEVELOPMENT, LLC
LEASE
TO
NUANCE COMMUNICATIONS, INC.
a Delaware corporation
as
LESSEE

for

PREMISES
at
Pacific Shores Center
Building 3
Redwood City, California

HAZARDOUS MATERIALS DISCLOSURE

Lessor has provided Lessee, and Lessee acknowledges that it has received and pursuant to Section 17.22(b) of the Lease, reviewed same, a copy of each of those certain documents entitled: (i) PHASE I, ENVIRONMENTAL SITE ASSESSMENT, PACIFIC SHORES CENTER, REDWOOD CITY, CALIFORNIA, Prepared for: The Jay Paul Company, San Francisco, California, Prepared by: IRIS ENVIRONMENTAL, Oakland, California, December 20, 1999, Job No. 99-122A; and (ii) PHASE II, ENVIRONMENTAL SITE ASSESSMENT, PACIFIC SHORES CENTER, 1000 SEAPORT BOULEVARD, REDWOOD CITY, CALIFORNIA, Prepared for: The Jay Paul Company, San Francisco, California, Prepared by: IRIS ENVIRONMENTAL, Oakland, California, January 14, 1999, Job No. 99-122-B

LESSEE

NUANCE COMMUNICATIONS, INC.
a Delaware corporation

By:

(Type or print name)
Its:

By:

(Type or print name)

EXHIBIT J
TO
PACIFIC SHORES DEVELOPMENT, LLC
LEASE
TO
NUANCE COMMUNICATIONS, INC.
 a Delaware corporation
as
LESSEE

for

PREMISES
at
Pacific Shores Center
Building 3
Redwood City, California

(a)           NOTICE TO TENANTS AND TRANSFEREES OF

(b)           CURRENT OR FUTURE USES OF ADJACENT PORT PROPERTY

Notice is hereby given to all lessees, tenants and transferees of land or interests in land located within Pacific Shores Center of the presence or potential future presence of Port related industrial activities on Port property adjacent to and west of Pacific Shores Center. All recipients of this notice should be aware of the following facts:

1.             The parcel of Port property adjacent to Pacific Shores Center to the northwest shown on the Exhibit      attached hereto (the “Port Parcel”) is now or may be developed for Port related maritime and industrial uses similar to those occupying other properties along the west side of Seaport Boulevard and to the west of

Pacific Shores Center.

2.             Such Port related maritime and industrial activities are those which are permitted by the general industrial zoning of the City of Redwood City and may include heavy industrial land uses, including uses which involve the receipt, transport, storage or management of hazardous wastes, aggregates, cement, gravel and similar materials, including the outdoor storage and handling of such materials.

3.             Pacific Shores Center Limited Partnership, on behalf of itself, its successors and assigns, has recognized, accepted and approved such uses of the Port Parcel subject to the utilization of Best Available Management Practices in the development and use of the Port Parcel. Best Available Management Practices are defined on Exhibit      attached hereto.

4.             Despite the use of Best Available Management Practices on the Port Parcel by the Port and its lessees and licensees and despite Pacific Shores Center Limited Partnership’s efforts to ensure compatibility between such uses and those in Pacific Shores Center, it is possible that such uses will cause emissions into the air of dust or other particulate matter, or noise or odorous substances which may be offensive to or be perceived as a nuisance by occupants of Pacific Shores Center.

5.             Pursuant to covenants made by Pacific Shores Center Limited Partnership on behalf of its successors and assigns, tenants and lessees, the tenants, lessees and transferees of Pacific Shores Center Limited Partnership have approved and accepted such neighboring uses subject to their utilization of Best Available Management Practices.

6.             Any actions to enjoin the continuation of such uses or to recover any damages to persons or property related to their operations are subject to a requirement for prior notice found in recorded covenants by Pacific Shores Center Limited Partnership. The following language is excerpted from such covenants:

“In the event that either party hereto believes that the other has failed to perform any covenant made herein in favor of the other, at least ten (10) days prior to the commencement of any action to enforce the covenants hereunder or to recover damages for the breach thereof, that party who believes that a failure to perform has occurred (the “Complaining Party”) shall give written notice (the “Notice”) to the party alleged not to have performed the covenant (the “Non- Complaining Party”) of the specific nature of the alleged failure and of the intent of the Complaining Party to take action to remedy the breach by the Non-Complaining Party. In the event that the nature of the alleged failure to perform is such that the same cannot reasonably be cured within ten (10) days after receipt of the Notice (the “Notice Period”), the Non- Complaining Party shall not be deemed to be in violation of its covenants and no action shall be commenced by the Complaining Party if, within the Notice Period, the Non-Complaining Party commences such cure and thereafter diligently and continuously prosecutes the same to completion within a reasonable time. Provided, however, that the Complaining Party shall not be precluded from recovering any actual damages suffered by reason of the alleged failure to perform prior to or after delivery of the Notice, whether or not such failure is thereafter cured.”

EXHIBIT K
TO
PACIFIC SHORES DEVELOPMENT, LLC
LEASE
TO
NUANCE COMMUNICATIONS, INC.
a Delaware corporation
as
LESSEE

for

PREMISES
at
Pacific Shores Center
Building 3
Redwood City, California

(c)  NOTICE TO PACIFIC SHORES TENANTS, LESSEES, SUCCESSORS, ASSIGNS AND TRANSFEREES REGARDING CURRENT OR FUTURE USES OF ADJACENT RMC LONESTAR AND PORT PROPERTY

Notice is hereby given to all tenants, lessees, successors, assigns and transferees of land or interest in land located within the Pacific Shores Center the of presence or potential future presence of maritime and industrial activities on RMC Lonestar and Port of Redwood City property west and adjacent to Pacific Shores Center. Recipients of this notice should be aware of the following:

1.             The RMC Lonestar property and parcels of port property adjacent to and west of Pacific Shores Center are shown on the map attached to this notice. The RMC Lonestar and Port properties are now devoted to, or will be developed for, maritime and industrial uses.

2.             These maritime and industrial uses are those which are permitted by the “Heavy Industry” General Plan designation and general industrial zoning of the City of Redwood City. These uses include, by way of example and not limitation, uses involving the receipt, transport, storage, handling, processing or management of aggregates, cement, concrete, asphalt, soil or other landscaping materials, recyclable metals and plastics, recyclable concrete and asphalt, chemicals, petroleum products, hazardous wastes, and similar materials, including indoor storage, mixing and handling of these materials.

3.             These uses may cause, on either a regular or intermittent basis, air emissions, including without limitation, dust and other particulates, odors, vibrations, loud noises, and heavy truck, rail or marine vessel traffic. These uses may have visual, aesthetic or other aspects that may be offensive or perceived as a nuisance by occupants of Pacific Shores Center.

EXHIBIT L
TO
PACIFIC SHORES DEVELOPMENT, LLC.
LEASE
TO
NUANCE COMMUNICATIONS, INC.
a                           corporation
as
LESSEE

for

PREMISES
at
Pacific Shores Center
Building 3
Redwood City, California

RULES AND REGULATIONS

1.             Lessee and Lessee’s employees shall not in any way obstruct the sidewalks, entry passages, pedestrian passageways, driveways, entrances and exits to the Project or the Building, and they shall use the same only as passageways to and from their respective work areas.

2.             Any sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the Common Area of the Project shall not be covered or obstructed by the Lessee.  Water closets, urinals and wash basins shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers, food or other substance of any kind shall be thrown into them.  Lessee shall not mark, drive nails, screw or drill into, paint or in any way deface the exterior walls, roof, foundations, bearing walls or pillars without the prior written consent of Lessor, which consent may be withheld in Lessor’s sole discretion.  The expense of repairing any breakage, stoppage or damage resulting from a violation of this rule shall be borne by Lessee.

3.             No awning or shade shall be affixed or installed over or in the windows or the exterior of the Premises except with the consent of Lessor, which may be withheld in Lessor’s discretion.

4.             No boring or cutting for wires shall be allowed, except with the consent of Lessor, which consent may be withheld in Lessor’s discretion.

5.             Lessee shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance or which shall conflict with the regulations of the fire department or the law or with any insurance policy on the Premises or any part thereof, or with any rules or regulations established by any administrative body or official having jurisdiction, and it shall not use any machinery therein, even though its installation may have been permitted, which may cause any unreasonable noise, jar, or tremor to the floors or walls, or which by its weight might injure the floors of the Premises.

6.             Lessor may reasonably limit weight, size and position of all safes, fixtures and other equipment used in the Premises.  If Lessee shall require extra heavy equipment, Lessee shall notify Lessor of such fact and shall pay the cost of structural bracing to accommodate it.  All damage done to the Premises or Project by installing, removing or maintaining extra heavy equipment shall be repaired at the expense of the Lessee.

7.             Lessee and Lessee’s officers, agents and employees shall not make nor permit any loud, unusual or improper noises nor interfere in any way with other Lessees or those having business with them, nor bring into or keep within the Project any animal or bird or any bicycle or other vehicle, except such vehicle as Lessor may from time to time permit.

8.             No machinery of any kind will be allowed in the Premises without the written consent of Lessor.  This shall not apply, however, to customary office equipment or trade fixtures or package handling equipment.

9.             All freight must be moved into, within and out of the Project only during such hours and according to such reasonable regulations as may be posted from time to time by Lessor.

10.           No aerial or satellite dish or similar device shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of Lessor.  Any aerial so installed without such written consent shall be subject to removal without notice at any time.  Lessor may withhold consent in its sole discretion.

11.           All garbage, including wet garbage, refuse or trash shall be placed by the Lessee in the receptacles appropriate for that purpose and only at locations prescribed by the Lessor.

12.           Lessee shall not burn any trash or garbage at any time in or about the Premises or any area of the Project.

13.           Lessee shall observe all security regulations issued by the Lessor and comply with instructions and/or directions of the duly authorized security personnel for the protection of the Project and all tenants therein.

14.           Any requirements of the Lessee will be considered only upon written application to Lessor at Lessor’s address set forth in the Lease.

15.           No waiver of any rule or regulation by Lessor shall be effective unless expressed in writing and signed by Lessor or its authorized agent.

16.           Lessor reserves the right to exclude or expel from the Project any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the law or the rules and regulations of the Project.

17.           Lessor reserves the right at any time to change or rescind any one or more of these rules and regulations or make such other and further reasonable rules and regulations as in Lessor’s judgment may from time to time be necessary for the operation, management, safety, care and cleanliness of the Project and the Premises, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants of the Project.  Lessor shall not be responsible to Lessee or the any other person for the non-observance or violation of the rules and regulations by any other tenant or other person.  Lessee shall be deemed to have read these rules and have agreed to abide by them as a condition to its occupancy of the Premises.

18.           Lessee shall abide by any additional rules or regulations which are ordered or requested by any governmental or military authority.

19.           In the event of any conflict between these rules and regulations, or any further or modified rules and regulations from time to time issued by Lessor, and the Lease provisions, the Lease provisions shall govern and control.

20.           Lessor specifically reserves to itself or to any person or firm it selects, (i) the right to place in and upon the Project, coin-operated machines for the sale of cigarettes, candy and other merchandise or service, and (ii) the revenue resulting therefrom.

EXHIBIT M
TO
PACIFIC SHORES DEVELOPMENT, LLC
LEASE
TO
NUANCE COMMUNICATIONS, INC.
a                                 corporation
as
LESSEE

for

PREMISES
at
Pacific Shores Center
Building 3
Redwood City, California

LETTER OF CREDIT

(Intentionally Omitted)

EXHIBIT B

PLAN OF SUBLEASED PREMISES

[attached]

EXISTING THIRD FLOOR PLAN

WITH PROPOSED FURNITURE LAYOUT

DESIGN

AP+I DESIGN, INC.

PROJECT:

PACIFIC SHORES
REDWOOD CITY, CA

CLIENT:

NEWMARK PACIFIC
550 S. WINCHESTER BLVD.
SUITE 500
SAN JOSE, CA

SHEET TITLE:

EXISTING
THIRD FLOOR PLAN

SHEET NO.: A1.3

EXHIBIT C

PLAN OF FIRST FLOOR SHOWING THE PUBLIC LOBBY

[attached]

EXISTING FIRST FLOOR PLAN

WITH POTENTIAL FURNITURE LAYOUT

DESIGN

AP+I DESIGN, INC.

PROJECT:

PACIFIC SHORES
REDWOOD CITY, CA

CLIENT:

NEWMARK PACIFIC
502 S. WINCHESTER BLVD.
SUITE 300
SAN JOSE, CA 95128

SHEET TITLE:

EXISTING
FIRST FLOOR PLAN

SHEET NO.: A1.1